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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2010 through September 30, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------
                       Pioneer Strategic
                       Income Fund
--------------------------------------------------------------------------------
                       Annual Report | September 30, 2011
--------------------------------------------------------------------------------

                       Ticker Symbols:
                       Class A PSRAX
                       Class B PSRBX
                       Class C PSRCX
                       Class R STIRX
                       Class Y STRYX
                       Class Z STIZX

                       [LOGO]PIONEER
                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              9
Prices and Distributions                                                      10
Performance Update                                                            11
Comparing Ongoing Fund Expenses                                               17
Schedule of Investments                                                       19
Financial Statements                                                          85
Notes to Financial Statements                                                 95
Report of Independent Registered Public Accounting Firm                      106
Trustees, Officers and Service Providers                                     108

                    Pioneer Strategic Income Fund | Annual Report | 9/30/11    1

President's Letter

Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit low to flat growth and not head into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained strong despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital market volatility. But broadly speaking, we think this subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

2    Pioneer Strategic Income Fund | Annual Report | 9/30/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                    Pioneer Strategic Income Fund | Annual Report | 9/30/11    3

Portfolio Management Discussion | 9/30/11

Fixed-income market trends changed dramatically over the 12 months ended September 30, 2011. Credit-sensitive bonds performed well over much of the first half of the 12-month period, riding a tide of investor optimism about global growth trends. The optimism gave way to anxieties during the second half of the period, however, with investors attempting to avoid credit risk by seeking out higher-quality securities. In the following interview, Kenneth J. Taubes discusses the factors that affected the performance of Pioneer Strategic Income Fund over the 12 months ended September 30, 2011. Mr. Taubes, Chief Investment Officer, U.S., and portfolio manager at Pioneer Investments, is responsible for the daily management of the Fund.

Q How did Pioneer Strategic Income Fund perform during the 12 months ended September 30, 2011?

A Pioneer Strategic Income Fund Class A shares returned 2.00% at net asset value over the 12 months ended September 30, 2011, while the Fund's benchmark, the Barclays Capital U.S. Universal Index (the Barclays Index), returned 4.77%. Over the same 12-month period, the average return of the 178 mutual funds in Lipper's Multi-Sector Income Funds category was 1.02%. On September 30, 2011, the 30-day SEC yield on the Fund's Class A shares was 5.12%.

Q How would you describe the investment environment for fixed-income securities over the 12 months ended September 30, 2011?

A While the fixed-income markets produced positive results over the 12-month period, we saw the effects of two very different investment environments. During the first six months of the Fund's annual reporting period (through March 31, 2011), corporate high-yield and investment-grade bonds, non-agency mortgages, and bank loans -- credit-sensitive securities -- performed very well. During those months, investors remained confident about the general economy and the business climate amid continuing evidence both of growth in the global and domestic economies and of improving corporate profitability. At the same time, emerging signs of inflationary pressures pushed interest rates up, discouraging investments in Treasuries and other high-quality, relatively low-yielding investments.

      Things began to change, however, starting in the spring of 2011, as a result of a variety of factors. The factors included: renewed fears about sovereign-debt problems in Greece and several other European nations; worries about potential slowing of the dynamic economic growth in China that has been a major force in the global expansion; disruptions in the industrial supply chain resulting from the earthquake and tsunami in Japan in March 2011; and evidence of a deceleration in the economic expansion in the U.S. At the

4    Pioneer Strategic Income Fund | Annual Report | 9/30/11
      same time, doubts grew about the ability of Europe to solve its debt problems. Meanwhile, partisan political quarreling in the United States, which was highlighted by the debate over the nation's debt ceiling during the summer of 2011, undermined confidence in the ability of U.S. policy makers to reach consensus and make decisions. Shortly after the debate in Washington over the debt ceiling, the Standard & Poor's rating agency downgraded its rating for U.S. Treasuries from the top level of "AAA" for the first time since one of the agency's predecessor companies awarded its highest rating to the U.S. in 1917.

      In reaction to the negative news, confidence in the general economy fell and securities carrying credit risk began struggling amid general investor unease about the direction of the economy. Almost paradoxically, in spite of their ratings downgrade, Treasuries performed well during the latter part of the 12-month period, increasing in value as their yields fell amid a general investor flight to perceived quality and away from credit risk. High-quality securities delivered solid results over the second half of the Fund's annual reporting period, especially during the final months, while lower-quality, higher-yielding investments performed weakly as some investors began worrying about a possible "double-dip" recession in the U.S.

Q What were your investment strategies during the 12-month period ended September 30, 2011, and how did they affect the Fund's performance?

A Our emphasis on high-yield corporates and other credit-linked securities held back the Fund's relative performance, especially in the final three months of the annual reporting period when investors sought refuge from uncertainty by focusing on higher-quality securities. We kept the Fund well diversified, continuing to emphasize the credit sectors over Treasuries and other higher-quality debt, even as the dominant market trends appeared to change. We believed that the underlying economic fundamentals were actually stronger than indicated by daily news headlines and that the economy was likely to continue to grow, although at a relatively slow pace. We believed corporate balance sheets remained in particularly good shape and we expected that corporate profitability should continue to be healthy in a non-recessionary environment. While Treasuries appeared expensive, we found corporate bonds attractive, providing good yields at reasonable prices. As a consequence, we maintained our emphasis on credit securities in the Fund's portfolio. The emphasis hurt Fund performance relative to the Barclays Index in the final half of the fiscal year, although the Fund continued to outperform its peers in the Lipper Multi-Sector Income Funds category.

      At the end of the Fund's fiscal year, on September 30, 2011, U.S. high-yield investments accounted for 40.7% of net assets. Most of that was invested in U.S. corporate bonds, but about 12% was invested in bank loans and about

                    Pioneer Strategic Income Fund | Annual Report | 9/30/11    5

      9% in non-agency mortgage-backed securities. Investments rated BBB or higher accounted for 56.7% of the Fund's net assets as of September 30, 2011, while cash and cash equivalents accounted for 2.6% of the Fund's net assets. Notable portfolio allocations among sub-sectors included a 13.8% allocation to emerging market investment-grade securities, and a 7.9% allocation to international and emerging market high-yield securities.

      The Fund's currency positioning was a slight drag on performance results during the 12-month period. We generally kept less than 9% of the Fund's assets invested in foreign-currency-denominated securities, but the exposure hurt performance relative to the Barclays Index when the U.S. dollar strengthened and most emerging market currencies weakened in relative value in the third quarter (July-September 2011). Even with the negative effects of the Fund's general currency positioning, the portfolio's exposure to the Indonesian currency actually helped performance during the 12-month period. In addition, we hedged portfolio exposure to the euro, which helped protect the Fund when that currency declined in value. Exposure to the Canadian dollar detracted from the Fund's performance. At the end of the Fund's fiscal year on September 30, 2011, 8.76% of net assets were invested in foreign currencies.

      The Fund's overall yield-curve exposure tended to hold back relative performance, as the portfolio had a shorter duration than the Barclays Index. That positioning hurt performance when Treasuries rallied over the final months of the period. (Duration is a measure of a portfolio's price sensitivity to changes in interest rates.) However, the portfolio's exposure to the longer end of the Treasury market helped soften those negative effects. At the end of the Fund's fiscal year (September 30, 2011), the Fund's average effective duration was 4.39 years.

Q What types of investments had notable effects on the Fund's performance, either positive or negative, over the 12 months ended September 30, 2011?

A The Fund's positions in municipal securities helped performance. We added municipal bonds to the portfolio in January 2011, after they had fallen in price because of a variety of factors that we did not believe reflected their underlying worth. We focused principally on better-quality municipals, especially those backed by AA-rated and AAA-rated universities, which were producing higher yields than could be found in the Treasury market. At the end of the 12-month period, approximately 6.7% of the Fund's assets remained in municipal bonds.

      Individual securities that helped the Fund's performance over the 12-month period included bonds of PAETEC, a broadband services provider, and securities issued by several energy companies, including: Aker Drilling, an offshore oil drilling firm; Petrohawk Energy, an independent oil and natural

6    Pioneer Strategic Income Fund | Annual Report | 9/30/11
      gas company; Hilcorp Energy, an exploration and production company; and Frac Tec Services, a specialist in oil shale field development. Investments in the debt of Domino's Pizza also helped the Fund's performance.

      Holdings that detracted from the Fund's performance included: the debt of James River, a coal company that produced disappointing earnings results amid fears that the price of coal could fall if economic growth in China were to slacken; Sino Forest, a Canadian company focused on developing forestry products in China; and Novellus Systems, a developer of semiconductor production equipment. In addition, the Fund's small investment in a catastrophe-linked bond issued by Muteki, a Japanese casualty company exposed to the effects of the earthquake/tsunami in March 2011, held back performance somewhat.

Q     What is your investment outlook?

A We think the overall economy is still improving, and we do not anticipate that the economy will fall back into recession. Growth, however, is likely to continue to be slow, and political quarreling and indecision, both in the United States and Europe, does not inspire confidence.

      On the more positive side, corporate balance sheets continue to be very healthy, as companies have reduced their debt and increased their profits. As a consequence, we think the higher yields and reasonable prices of corporate debt remain very appealing. We expect to continue to emphasize corporate bonds and other credit-sensitive securities in the Fund's portfolio.

      The Fund has only limited exposure to Europe because of our concerns about the debt problems in some European nations. When we have invested the Fund's assets in European securities, we have mostly focused on the sovereign debts of nations such as Sweden and Norway, which have better profiles than other European countries. The Fund currently has no direct investments in the securities of troubled nations such as Spain, Portugal or Greece.

      We intend to continue to keep the Fund's portfolio well diversified and to emphasize the credit sectors, where we have been finding what we believe are the best values in the fixed-income market. As always, we intend to rely on our independent credit analysis and company research to find the individual securities that offer the best investment opportunities for the Fund.

      Introducing multisectorbond.com

      To help demonstrate the benefits of "active portfolio management," Pioneer Investments recently launched a new online interactive tool for Pioneer Strategic Income Fund. The site, multisectorbond.com, allows visitors to investigate the Fund's management strategy and investment approach through a helpful hands-on program. Of course, we urge those who may be

                    Pioneer Strategic Income Fund | Annual Report | 9/30/11    7
      considering an investment in Pioneer Strategic Income Fund, or any other Pioneer fund, to consult with an investment advisor before making any financial commitment.

Please refer to the Schedule of Investments on pages 19-84 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The securities issued by U.S. Government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8    Pioneer Strategic Income Fund | Annual Report | 9/30/11

Portfolio Summary | 9/30/11

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                        22.2%
AA                                                                          3.7%
A                                                                           8.3%
BBB                                                                        22.5%
Below BBB                                                                  40.7%
Cash Equivalents                                                            2.6%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1. Canada Housing Trust No. 1, 3.75%, 3/15/20                                 0.79%
 2. U.S. Treasury Notes, 4.5%, 8/15/39                                         0.76
 3. Canadian Government Bond, 2.0%, 6/1/16                                     0.73
 4. U.S. Treasury Notes, 4.375%, 11/15/39                                      0.65
 5. International Bank for Reconstruction & Development, 3.25%, 4/14/14        0.64
 6. U.S. Treasury Notes, 5.375%, 2/15/31                                       0.58
 7. Intel Corp., 2.95%, 12/15/35                                               0.51
 8. JPMorgan Chase & Co., 7.9%, 4/29/49                                        0.50
 9. Massachusetts Health & Educational Facilities Authority, 5.5%, 11/15/36    0.50
10. Citigroup Capital XIII, 7.875%, 10/30/40                                   0.50

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                    Pioneer Strategic Income Fund | Annual Report | 9/30/11    9

Prices and Distributions | 9/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                            9/30/11                           9/30/10
--------------------------------------------------------------------------------
  A                              $10.63                            $10.99
--------------------------------------------------------------------------------
  B                              $10.48                            $10.83
--------------------------------------------------------------------------------
  C                              $10.41                            $10.76
--------------------------------------------------------------------------------
  R                              $10.80                            $11.17
--------------------------------------------------------------------------------
  Y                              $10.64                            $11.00
--------------------------------------------------------------------------------
  Z                              $10.62                            $10.98
--------------------------------------------------------------------------------

Distributions per Share: 10/1/10-9/30/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment            Short-Term                Long-Term
Class                Income               Capital Gains            Capital Gains
--------------------------------------------------------------------------------
  A                  $0.5521                 $0.0337                    $--
--------------------------------------------------------------------------------
  B                  $0.4542                 $0.0337                    $--
--------------------------------------------------------------------------------
  C                  $0.4653                 $0.0337                    $--
--------------------------------------------------------------------------------
  R                  $0.5252                 $0.0337                    $--
--------------------------------------------------------------------------------
  Y                  $0.5902                 $0.0337                    $--
--------------------------------------------------------------------------------
  Z                  $0.5835                 $0.0337                    $--
--------------------------------------------------------------------------------

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-16.

10    Pioneer Strategic Income Fund | Annual Report | 9/30/11

Performance Update | 9/30/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------------------------------------
                                                   Net Asset     Public Offering
Period                                             Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
10 Years                                           8.62%          8.11%
5 Years                                            7.13           6.15
1 Year                                             2.00          -2.61
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2011)
--------------------------------------------------------------------------------
                                                   Gross         Net
--------------------------------------------------------------------------------
                                                   1.10%          1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Pioneer Strategic    Barclays Capital U.S.
                                         Income Fund          Universal Index
9/01                                       $ 9,550                $10,000
9/02                                       $10,321                $10,792
9/03                                       $12,586                $11,560
9/04                                       $13,814                $12,072
9/05                                       $14,805                $12,478
9/06                                       $15,460                $12,988
9/07                                       $16,443                $13,676
9/08                                       $16,321                $13,993
9/09                                       $18,882                $15,520
9/10                                       $21,391                $16,904
9/11                                       $21,820                $17,711

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    11

Performance Update | 9/30/11                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                   7.77%         7.77%
5 Years                                                    6.31          6.31
1 Year                                                     1.21         -2.66
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2011)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                           1.86%         1.86%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Pioneer Strategic    Barclays Capital U.S.
                                         Income Fund          Universal Index
9/01                                       $10,000                $10,000
9/02                                       $10,719                $10,792
9/03                                       $12,967                $11,560
9/04                                       $14,118                $12,072
9/05                                       $15,016                $12,478
9/06                                       $15,562                $12,988
9/07                                       $16,406                $13,676
9/08                                       $16,171                $13,993
9/09                                       $18,550                $15,520
9/10                                       $20,878                $16,904
9/11                                       $21,132                $17,711

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit us.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12    Pioneer Strategic Income Fund | Annual Report | 9/30/11

Performance Update | 9/30/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                   7.82%        7.82%
5 Years                                                    6.39         6.39
1 Year                                                     1.33         1.33
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2011)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                           1.78%        1.78%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Pioneer Strategic    Barclays Capital U.S.
                                         Income Fund          Universal Index
9/01                                       $10,000                $10,000
9/02                                       $10,722                $10,792
9/03                                       $12,956                $11,560
9/04                                       $14,122                $12,072
9/05                                       $15,031                $12,478
9/06                                       $15,573                $12,988
9/07                                       $16,447                $13,676
9/08                                       $16,201                $13,993
9/09                                       $18,608                $15,520
9/10                                       $20,951                $16,904
9/11                                       $21,229                $17,711

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    13

Performance Update | 9/30/11                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                   8.40%        8.40%
5 Years                                                    6.88         6.88
1 Year                                                     1.64         1.64
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2011)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                           1.41%        1.41%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Pioneer Strategic    Barclays Capital U.S.
                                         Income Fund          Universal Index
9/01                                       $10,000                $10,000
9/02                                       $10,755                $10,792
9/03                                       $13,162                $11,560
9/04                                       $14,406                $12,072
9/05                                       $15,415                $12,478
9/06                                       $16,062                $12,988
9/07                                       $17,038                $13,676
9/08                                       $16,881                $13,993
9/09                                       $19,490                $15,520
9/10                                       $22,037                $16,904
9/11                                       $22,398                $17,711

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the NAV performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14    Pioneer Strategic Income Fund | Annual Report | 9/30/11

Performance Update | 9/30/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                   8.92%        8.92%
5 Years                                                    7.51         7.51
1 Year                                                     2.36         2.36
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2011)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                           0.69%        0.69%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                      Pioneer Strategic    Barclays Capital U.S.
                                         Income Fund          Universal Index
9/01                                     $ 5,000,000            $ 5,000,000
9/02                                     $ 5,404,207            $ 5,395,748
9/03                                     $ 6,590,450            $ 5,779,880
9/04                                     $ 7,242,614            $ 6,035,836
9/05                                     $ 7,796,443            $ 6,239,222
9/06                                     $ 8,177,987            $ 6,493,800
9/07                                     $ 8,712,542            $ 6,837,765
9/08                                     $ 8,688,701            $ 6,996,653
9/09                                     $10,088,362            $ 7,760,190
9/10                                     $11,475,808            $ 8,452,057
9/11                                     $11,746,338            $ 8,855,483

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Y shares on September 10, 2004 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    15

Performance Update | 9/30/11                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                   8.67%        8.67%
5 Years                                                    7.24         7.24
1 Year                                                     2.30         2.30
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2011)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                           0.79%       0.79%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Pioneer Strategic    Barclays Capital U.S.
                                         Income Fund          Universal Index
9/01                                       $10,000                $10,000
9/02                                       $10,808                $10,791
9/03                                       $13,181                $11,560
9/04                                       $14,466                $12,072
9/05                                       $15,504                $12,478
9/06                                       $16,190                $12,988
9/07                                       $17,079                $13,676
9/08                                       $17,108                $13,993
9/09                                       $19,748                $15,520
9/10                                       $22,449                $16,904
9/11                                       $22,965                $17,711

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Z shares on July 6, 2007 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16    Pioneer Strategic Income Fund | Annual Report | 9/30/11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from April 1, 2011 through September 30, 2011.

----------------------------------------------------------------------------------------------------------
  Share Class                  A             B             C             R             Y             Z
----------------------------------------------------------------------------------------------------------
Beginning Account         $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 4/1/11
----------------------------------------------------------------------------------------------------------
Ending Account            $   984.34    $   980.72    $   981.21    $   982.69    $   986.13    $   985.83
Value (after expenses)
on 9/30/11
----------------------------------------------------------------------------------------------------------
Expenses Paid             $     5.27    $     9.29    $     8.64    $     6.71    $     3.58    $     4.08
During Period*
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.87%, 1.74%, 1.35%, 0.72% and 0.82% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2011 through September 30, 2011.

----------------------------------------------------------------------------------------------------------
  Share Class                  A             B             C             R             Y             Z
----------------------------------------------------------------------------------------------------------
Beginning Account         $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 4/1/11
----------------------------------------------------------------------------------------------------------
Ending Account            $ 1,019.75    $ 1,015.69    $ 1,016.34    $ 1,018.30    $ 1,021.46    $ 1,020.96
Value (after expenses)
on 9/30/11
----------------------------------------------------------------------------------------------------------
Expenses Paid             $     5.37    $     9.45    $     8.80    $     6.83    $     3.65    $     4.15
During Period*
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.87%, 1.74%, 1.35%, 0.72% and 0.82% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18    Pioneer Strategic Income Fund | Annual Report | 9/30/11

Schedule of Investments | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               CONVERTIBLE CORPORATE BONDS -- 4.1%
                                               ENERGY -- 0.6%
                                               Coal & Consumable Fuels -- 0.4%
      10,962,000                     CCC+/B2   James River Coal Co., 3.125%,
                                               3/15/18 (b)                                            $    7,056,788
      11,320,000                      BB-/NR   Massey Energy Co., 3.25%, 8/1/15                           10,032,350
                                                                                                      --------------
                                                                                                      $   17,089,138
--------------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Equipment & Services -- 0.1%
       7,145,000                       BB/NR   Exterran Holdings, Inc., 4.25%, 6/15/14                $    6,484,088
--------------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Exploration & Production -- 0.1%
       3,990,000                     BB+/Ba3   Chesapeake Energy Corp., 2.5%,
                                               5/15/37                                                $    3,800,475
       4,600,000                     BB+/Ba3   Chesapeake Energy Corp., 2.25%,
                                               12/15/38                                                    3,904,250
                                                                                                      --------------
                                                                                                      $    7,704,725
                                                                                                      --------------
                                               Total Energy                                           $   31,277,951
--------------------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 0.2%
                                               Diversified Metals & Mining -- 0.2%
       9,900,000                       BB/NR   Vedanta Resources Jersey, Ltd., 5.5%,
                                               7/13/16                                                $    8,578,350
--------------------------------------------------------------------------------------------------------------------
                                               Forest Products -- 0.0%
       5,597,000                       NR/NR   Sino-Forest Corp., 4.25%, 12/15/16 (e)                 $    1,357,273
       2,225,000                     B+/Caa1   Sino-Forest Corp., 5.0%, 8/1/13 (e)                           578,500
                                                                                                      --------------
                                                                                                      $    1,935,773
                                                                                                      --------------
                                               Total Materials                                        $   10,514,123
--------------------------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 0.6%
                                               Construction & Farm Machinery & Heavy Trucks -- 0.3%
       6,235,000                       NR/NR   Greenbrier Cos, Inc., 3.5%, 4/1/18                     $    4,450,231
      12,250,000                        B/B1   Navistar International Corp., 3.0%,
                                               10/15/14                                                   12,158,125
                                                                                                      --------------
                                                                                                      $   16,608,356
--------------------------------------------------------------------------------------------------------------------
                                               Electrical Components & Equipment -- 0.3%
      13,585,000                        B/B2   General Cable Corp., 4.5%, 11/15/29                    $   12,226,500
                                                                                                      --------------
                                               Total Capital Goods                                    $   28,834,856
--------------------------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 0.1%
                                               Marine -- 0.1%
       6,710,000                       NR/Ca   Horizon Lines, 4.25%, 8/15/12                          $    4,898,300
                                                                                                      --------------
                                               Total Transportation                                   $    4,898,300
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    19

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT & SERVICES -- 0.9%
                                               Health Care Equipment -- 0.6%
      12,027,000                      BB+/NR   Hologic, Inc., 2.0%, 12/15/37 (b)                      $   12,432,911
      20,545,000                       NR/NR   NuVasive, Inc., 2.75%, 7/1/17                              17,155,075
                                                                                                      --------------
                                                                                                      $   29,587,986
--------------------------------------------------------------------------------------------------------------------
                                               Health Care Services -- 0.0%
       2,045,000                       B+/B2   Omnicare, Inc., 3.25%, 12/15/35                        $    1,848,169
--------------------------------------------------------------------------------------------------------------------
                                               Health Care Technology -- 0.3%
       5,075,000                       NR/NR   WebMD Health Corp., 2.25%, 3/31/16                     $    4,523,094
       9,875,000                       NR/NR   WebMD Health Corp., 2.5%, 1/31/18                           7,986,406
                                                                                                      --------------
                                                                                                      $   12,509,500
                                                                                                      --------------
                                               Total Health Care Equipment & Services                 $   43,945,655
--------------------------------------------------------------------------------------------------------------------
                                               PHARMACEUTICALS & BIOTECHNOLOGY -- 0.1%
                                               Biotechnology -- 0.1%
       3,750,000                       NR/NR   Cubist Pharmaceuticals, Inc., 2.5%,
                                               11/1/17                                                $    5,118,750
                                                                                                      --------------
                                               Total Pharmaceuticals & Biotechnology                  $    5,118,750
--------------------------------------------------------------------------------------------------------------------
                                               SOFTWARE & SERVICES -- 0.2%
                                               Application Software -- 0.2%
      11,763,000                       NR/NR   Mentor Graphics Corp., 4.0%, 4/1/31 (b)                $   10,689,626
                                                                                                      --------------
                                               Total Software & Services                              $   10,689,626
--------------------------------------------------------------------------------------------------------------------
                                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                               Communications Equipment -- 0.1%
       4,575,000                       NR/NR   InterDigital, Inc., 2.5%, 3/15/16                      $    5,015,344
                                                                                                      --------------
                                               Total Technology Hardware
                                               & Equipment                                            $    5,015,344
--------------------------------------------------------------------------------------------------------------------
                                               SEMICONDUCTORS -- 1.2%
                                               Semiconductor Equipment -- 0.5%
      12,006,000                    BB+/Baa1   Lam Research Corp., 1.25%, 5/15/18                     $   11,180,588
      17,480,000                       NR/NR   Novellus Systems, Inc., 2.625%,
                                               5/15/41                                                    15,098,350
                                                                                                      --------------
                                                                                                      $   26,278,938
--------------------------------------------------------------------------------------------------------------------
                                               Semiconductors -- 0.7%
      23,295,000                       A-/NR   Intel Corp., 2.95%, 12/15/35                           $   23,615,306
       4,754,000                       A-/A2   Intel Corp., 3.25%, 8/1/39                                  5,591,893
       2,364,000                       NR/NR   SunPower Corp., 4.75%, 4/15/14                              2,056,680
                                                                                                      --------------
                                                                                                      $   31,263,879
                                                                                                      --------------
                                               Total Semiconductors                                   $   57,542,817
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION SERVICES -- 0.1%
                                               Integrated Telecommunication Services -- 0.1%
       2,040,000                       B+/B1   MasTec, Inc., 4.0%, 6/15/14                            $    2,680,050
                                                                                                      --------------
                                               Total Telecommunication Services                       $    2,680,050
--------------------------------------------------------------------------------------------------------------------
                                               TOTAL CONVERTIBLE CORPORATE BONDS
                                               (Cost $214,809,628)                                    $  200,517,472
--------------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------------
                                               PREFERRED STOCKS -- 1.5%
                                               CAPITAL GOODS -- 0.1%
                                               Industrial Machinery -- 0.1%
          27,900                               Stanley Black & Decker, Inc., 4.75%,
                                               11/17/15                                               $    2,880,396
                                                                                                      --------------
                                               Total Capital Goods                                    $    2,880,396
--------------------------------------------------------------------------------------------------------------------
                                               AUTOMOBILES & COMPONENTS -- 0.2%
                                               Tires & Rubber -- 0.2%
         305,800                               Goodyear Tire & Rubber Co., 5.875%,
                                               4/1/14                                                 $   11,849,750
                                                                                                      --------------
                                               Total Automobiles & Components                         $   11,849,750
--------------------------------------------------------------------------------------------------------------------
                                               BANKS -- 0.3%
                                               Diversified Banks -- 0.3%
          11,870                               Wells Fargo & Co., 7.5%, 12/31/49                      $   12,249,840
                                                                                                      --------------
                                               Total Banks                                            $   12,249,840
--------------------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.5%
                                               Consumer Finance -- 0.0%
           1,900                               Ally Financial, Inc., 7.0%, 12/31/49                   $    1,272,346
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Financial Services -- 0.5%
         871,500                               Citigroup Capital XIII, 7.875%, 10/30/40               $   23,016,315
         200,000                               GMAC Capital Trust I, 8.125%, 2/15/40                       3,650,000
                                                                                                      --------------
                                                                                                      $   26,666,315
                                                                                                      --------------
                                               Total Diversified Financials                           $   27,938,661
--------------------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 0.1%
                                               Real Estate Operating Companies -- 0.1%
         119,380                               Forest City Enterprises, Inc., 7.0%,
                                               12/31/49                                               $    5,431,790
                                                                                                      --------------
                                               Total Real Estate                                      $    5,431,790
--------------------------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION SERVICES -- 0.3%
                                               Integrated Telecommunication Services -- 0.3%
         566,000                               Qwest Corp., 7.375%, 6/1/51 (b)                        $   14,200,940
                                                                                                      --------------
                                               Total Telecommunication Services                       $   14,200,940
--------------------------------------------------------------------------------------------------------------------
                                               TOTAL PREFERRED STOCKS
                                               (Cost $77,706,824)                                     $   74,551,377
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    21

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
                   Rate (d)      Ratings
Shares             (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               COMMON STOCKS -- 0.0%+
                                               MATERIALS -- 0.0%+
                                               Forest Products -- 0.0%+
         151,370                               Ainsworth Lumber Co., Ltd.*                            $      252,356
                                                                                                      --------------
                                               Total Materials                                        $      252,356
--------------------------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 0.0%+
                                               Airlines -- 0.0%+
          79,678                               Delta Air Lines, Inc.*                                 $      597,585
                                                                                                      --------------
                                               Total Transportation                                   $      597,585
--------------------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.0%+
                                               Asset Management & Custody Banks -- 0.0%+
           4,814                               Legg Mason, Inc.                                       $      123,768
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Financial Services -- 0.0%+
           4,633                               BTA Bank JSC * (G.D.R.)                                $       25,018
                                                                                                      --------------
                                               Total Diversified Financials                           $      148,786
--------------------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 0.0%+
                                               Real Estate Development -- 0.0%+
         266,967                               Newhall Land Development LLC*                          $      387,102
                                                                                                      --------------
                                               Total Real Estate                                      $      387,102
--------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (Cost $3,282,938)                                      $    1,385,829
--------------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
--------------------------------------------------------------------------------------------------------------------
                                               ASSET BACKED SECURITIES -- 4.8%
                                               MATERIALS -- 1.0%
                                               Aluminum -- 0.0%
       1,739,904                      AA/Ba1   Bayview Financial Acquisition, 0.84719%,
                                               6/28/44                                                $    1,036,659
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Metals & Mining -- 0.1%
       1,633,672                     BBB+/A2   Lehman ABS Manufactured Housing
                                               Contract Trust, 5.873%, 5/15/22                        $    1,740,915
         858,990                      AAA/NR   Newcastle Investment, 4.5%, 7/10/35                           879,042
                                                                                                      --------------
                                                                                                      $    2,619,957
--------------------------------------------------------------------------------------------------------------------
                                               Precious Metals & Minerals -- 0.4%
       7,961,000                    BBB+/Ba3   Madison Avenue Manufactured Housing,
                                               2.4626%, 3/25/32                                       $    7,281,169
       2,579,391                        A/NR   Mid-State Trust, 5.25%, 11/1/20                             2,691,054
       2,627,158                      BBB/NR   Mid-State Trust, 7.0%, 12/15/45                             2,738,148
       2,009,158                      AA/Aa2   Origen Manufactured Housing, 5.46%,
                                               6/15/36                                                     2,039,985

The accompanying notes are an integral part of these financial statements.

22    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Precious Metals & Minerals -- (continued)
       1,045,316                      AA/Aa2   Origen Manufactured Housing, 5.73%,
                                               11/15/35                                               $    1,104,184
       3,010,982          5.91        AA/Aa2   Origen Manufactured Housing, Floating
                                               Rate Note, 1/15/35                                          3,262,249
                                                                                                      --------------
                                                                                                      $   19,116,789
--------------------------------------------------------------------------------------------------------------------
                                               Steel -- 0.5%
       8,750,740                      BB/Ba2   Accredited Mortgage Loan Trust,
                                               0.40625%, 9/25/36                                      $    6,500,225
       1,485,501                     AAA/Aaa   Accredited Mortgage Loan Trust,
                                               0.8015%, 10/25/34                                           1,277,417
       3,035,055                     BBB-/B2   Countrywide Asset Backed Certificates,
                                               0.50875%, 6/25/36                                           2,388,971
       2,847,013          4.46       BBB/Ba1   Countrywide Asset Backed Certificates,
                                               Floating Rate Note, 10/25/35                                2,753,320
       2,030,041          0.43         B+/B3   Countrywide Asset Backed Certificates,
                                               Floating Rate Note, 2/25/37                                 1,259,791
       2,352,011          0.48       BB-/Ba3   Countrywide Asset Backed Certificates,
                                               Floating Rate Note, 4/25/36                                 1,995,305
         169,355          0.42       AA-/Ba3   Countrywide Asset Backed Certificates,
                                               Floating Rate Note, 7/25/36                                   153,284
       1,839,303          0.65       AA+/Aa2   Countrywide Asset Backed Certificates,
                                               Floating Rate Note, 8/25/35                                 1,681,815
       1,252,211          0.65       AA+/Aa1   Countrywide Asset Backed Certificates,
                                               Floating Rate Note, 8/25/35                                 1,229,984
       2,002,791          0.41         B-/B2   Countrywide Asset Backed Certificates,
                                               Floating Rate Note, 8/25/36                                 1,655,659
       2,720,982          5.68        B+/Ba1   CWL 2006-15 A2, Floating Rate Note,
                                               10/25/46                                                    2,630,631
                                                                                                      --------------
                                                                                                      $   23,526,402
                                                                                                      --------------
                                               Total Materials                                        $   46,299,807
--------------------------------------------------------------------------------------------------------------------
                                               COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                               Research & Consulting Services -- 0.1%
       2,996,667                        A/NR   TAL Advantage LLC, 4.31%, 5/20/26                      $    3,044,683
                                                                                                      --------------
                                               Total Commercial Services & Supplies                   $    3,044,683
--------------------------------------------------------------------------------------------------------------------
                                               AUTOMOBILES & COMPONENTS -- 0.1%
                                               Auto Parts & Equipment -- 0.0%
     CAD 758,417                      AAA/NR   Ford Auto Securitization, 1.793%,
                                               9/15/13                                                $      733,020
   CAD 2,000,000                      AAA/NR   Ford Auto Securitization, 2.431%,
                                               11/15/14                                                    1,917,457
                                                                                                      --------------
                                                                                                      $    2,650,477
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    23

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Automobile Manufacturers -- 0.1%
  1,900,000                          BBB/Aa2   AMCAR, 4.2%, 11/8/16                                   $    1,939,435
  1,600,000                         BBB/Baa1   AmeriCredit Automobile Receivables Trust,
                                               4.04%, 7/10/17                                              1,593,792
                                                                                                      --------------
                                                                                                      $    3,533,227
                                                                                                      --------------
                                               Total Automobiles & Components                         $    6,183,704
--------------------------------------------------------------------------------------------------------------------
                                               BANKS -- 1.9%
                                               Diversified Banks -- 0.1%
  2,292,874                           AAA/NR   Wells Fargo Home Equity Trust, 0.6415%,
                                               12/25/35                                               $    1,878,859
  1,483,000                          AAA/Aa2   Wells Fargo Home Equity Trust,
                                               0.66344%, 11/25/35                                          1,218,513
  1,028,169               0.58       AAA/Aaa   Wells Fargo Home Equity Trust, Floating
                                               Rate Note, 11/25/35                                           994,559
                                                                                                      --------------
                                                                                                      $    4,091,931
--------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- 1.8%
  3,067,349                          AAA/Aaa   321 Henderson Receivables I, 3.82%,
                                               12/15/48                                               $    3,087,545
  1,005,813                           CCC/B2   Ace Securities Corp., 0.29606%,
                                               8/25/36                                                       933,273
  1,676,284                          BBB+/A2   Ace Securities Corp., 6.5%, 8/15/30                         1,802,611
  2,337,340               0.32      CCC/Caa3   Ace Securities Corp., Floating Rate Note,
                                               1/25/37                                                       766,138
  1,898,009               1.13      AA+/Baa2   Ace Securities Corp., Floating Rate Note,
                                               12/25/34                                                    1,317,435
    997,050               0.63        AAA/NR   Ace Securities Corp., Floating Rate Note,
                                               8/25/45                                                       931,620
  6,468,419                          AAA/Aa1   Ameriquest Mortgage Securities, Inc.,
                                               0.5625%, 11/25/34                                           5,762,617
  1,444,939               1.51      CCC/Caa3   Amortizing Residential Collateral Trust,
                                               Floating Rate Note, 1/25/32                                   559,480
  1,618,377                            AA/A3   Bear Stearns Asset Backed Securities,
                                               1.0626%, 12/25/33                                           1,315,967
  4,400,000                           BB-/A2   Bear Stearns Asset Backed Securities,
                                               1.244%, 10/25/34                                            2,937,431
  1,282,095               0.29        BB/Ba1   Bear Stearns Asset Backed Securities,
                                               Floating Rate Note, 1/25/37                                 1,192,319
  1,652,646               0.36        CCC/B1   Bear Stearns Asset Backed Securities,
                                               Floating Rate Note, 10/25/33                                1,558,429
  1,997,509               0.51       AAA/Aa1   Bear Stearns Asset Backed Securities,
                                               Floating Rate Note, 2/25/36                                 1,867,785
    409,489               0.68      AAA/Baa1   Bear Stearns Asset Backed Securities,
                                               Floating Rate Note, 9/25/35                                   391,203
    706,447               0.28       AAA/Ba1   Carrington Mortgage Loan Trust, Floating
                                               Rate Note, 1/25/37                                            696,842

The accompanying notes are an integral part of these financial statements.

24    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
         768,388          0.33       CCC/Ba3   Carrington Mortgage Loan Trust, Floating
                                               Rate Note, 2/25/32                                     $      686,011
         656,331          0.35        BB/Ba3   Carrington Mortgage Loan Trust, Floating
                                               Rate Note, 2/25/35                                            631,132
       1,304,308          0.72        AA/Aa1   Carrington Mortgage Loan Trust, Floating
                                               Rate Note, 2/25/35                                          1,287,287
       2,108,150          0.34          B/B2   Carrington Mortgage Loan Trust, Floating
                                               Rate Note, 7/25/36                                          1,938,402
         494,770          0.63      AAA/Baa3   Carrington Mortgage Loan Trust, Floating
                                               Rate Note, 9/25/35                                            453,481
       8,100,000                      AAA/B2   Citicorp Residential Mortgage Securities,
                                               Inc., 5.775%, 9/25/36                                       7,770,622
       6,000,000                        A/B2   Citicorp Residential Mortgage Securities,
                                               Inc., 5.892%, 3/25/37                                       5,453,628
       8,100,000          5.94          A/B1   Citicorp Residential Mortgage Securities,
                                               Inc., Floating Rate Note, 7/25/36                           7,721,665
       2,045,600                    CCC/Caa1   Citigroup Mortgage Loan Trust, Inc.,
                                               0.32375%, 7/25/45                                           1,528,882
       2,150,000                       A+/NR   Citigroup Mortgage Loan Trust, Inc.,
                                               1.0115%, 5/25/35                                            1,604,612
       1,858,459          0.64       AA+/Aa1   Citigroup Mortgage Loan Trust, Inc.,
                                               Floating Rate Note, 7/25/35                                 1,809,576
       1,600,000          6.25         AA/B1   Credit-Based Asset Servicing, Floating
                                               Rate Note, 10/25/36                                         1,593,402
       1,835,425          0.32        CCC/B1   Credit-Based Asset Servicing, Floating
                                               Rate Note, 4/25/37                                          1,250,227
       1,011,729          4.21       AAA/Aaa   Equity One ABS, Inc., Floating Rate Note,
                                               4/25/34                                                       998,017
         677,379          0.93      AAA/Caa2   FBR Securitization Trust, Floating Rate
                                               Note, 10/25/35                                                363,800
         909,230          0.68        AA+/NR   First Franklin Mortgage Loan Asset
                                               Backed Certificates, Floating Rate Note,
                                               3/25/35                                                       848,892
       1,015,130          0.77       AAA/Aaa   First Franklin Mortgage Loan Asset
                                               Backed Certificates, Floating Rate Note,
                                               9/24/34                                                       931,419
       2,700,000          0.74      AAA/Baa1   First Franklin Mortgage Loan Asset
                                               Backed Certificates, Floating Rate Note,
                                               9/25/35                                                     2,095,057
         127,023          0.34          A/A2   Fremont Home Loan Trust, Floating Rate
                                               Note, 2/25/36                                                 125,771
         128,274          0.34       B-/Caa2   GSAA Trust, Floating Rate Note, 7/25/37                       120,220
         783,167          0.36         B-/B3   GSAMP Trust, Floating Rate Note,
                                               1/25/37                                                       693,857
         812,516          0.66          A/A2   GSAMP Trust, Floating Rate Note,
                                               3/25/35                                                       764,252

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    25

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
       1,226,639          0.33       AA-/Ba2   GSAMP Trust, Floating Rate Note,
                                               8/25/36                                                $    1,159,779
       3,050,000                       AA/NR   LEAF II Receivables, 4.9%, 3/20/13                          3,026,210
       2,416,032          0.58         CC/Ca   Lehman XS Trust, Floating Rate Note,
                                               12/25/35                                                      788,793
         792,944          0.29         B/Ba3   Morgan Stanley ABS Capital, Inc., Floating
                                               Rate Note, 12/25/36                                           749,067
           8,232          0.33        A/Baa1   Morgan Stanley Capital Trust, Floating
                                               Rate Note, 8/25/36                                              8,216
       2,046,455          0.33      CCC/Caa3   Morgan Stanley Home Equity Loans,
                                               Floating Rate Note, 4/25/37                                 1,783,076
       1,610,888                    AAA/Baa1   Option One Mortgage Loan Trust,
                                               0.76725%, 6/25/33                                           1,314,829
       4,065,622          0.49       AAA/Aa3   Option One Mortgage Loan Trust, Floating
                                               Rate Note, 11/25/35                                         3,694,613
         728,367          0.35       BBB/Aa3   Option One Mortgage Loan Trust, Floating
                                               Rate Note, 2/25/38                                            705,733
       1,855,000          0.67        AA+/A3   RASC 2005-KS7 M1, Floating Rate Note,
                                               8/25/35                                                     1,748,185
       1,503,951          0.39       AAA/Ba1   Residential Asset Mortgage Products, Inc.,
                                               Floating Rate Note, 10/25/35                                1,253,769
       2,150,000          0.70         AA/A1   Residential Asset Mortgage Products, Inc.,
                                               Floating Rate Note, 7/25/35                                 1,854,872
       2,267,698                     AAA/Aaa   Residential Asset Securities Corp.,
                                               0.7315%, 12/25/34                                           2,105,396
         176,910          0.48       AAA/Ba1   Residential Asset Securities Corp.,
                                               Floating Rate Note, 1/25/36                                   167,227
         361,456          0.40      BBB+/Ba3   Residential Asset Securities Corp.,
                                               Floating Rate Note, 4/25/36                                   321,416
       1,300,000                     CCC/Ba2   Structured Asset Securities Corp.,
                                               0.39375%, 3/25/37                                           1,018,614
          98,668                     B+/Baa2   Structured Asset Securities Corp., 4.51%,
                                               2/25/35                                                        98,726
         241,569          4.44       B+/Baa2   Structured Asset Securities Corp., Floating
                                               Rate Note, 2/25/35                                            241,547
         547,975          0.35      BB-/Baa3   SVHE 2007-NS1 A1, Floating Rate Note,
                                               1/25/37                                                       526,988
         477,975                       NR/B1   UCFC Manufactured Housing Contract,
                                               6.995%, 4/15/29                                               495,848
                                                                                                      --------------
                                                                                                      $   88,853,811
                                                                                                      --------------
                                               Total Banks                                            $   92,945,742
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.9%
                                               Consumer Finance -- 0.1%
         136,901          0.33      BB-/Baa1   Indymac Residential Asset Backed
                                               Securities, Floating Rate Note, 4/25/47                $      135,383
       3,800,000          0.60          B/A3   Novastar Home Equity Loan, Floating Rate
                                               Note, 1/25/36                                               3,053,775
         575,767                       A/Ba3   Specialty Underwriting & Residential
                                               Finance, 0.49625%, 9/25/36                                    544,224
                                                                                                      --------------
                                                                                                      $    3,733,382
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Financial Services -- 0.2%
       2,094,684          0.67        AA/Aa2   Asset Backed Securities Corp., Floating
                                               Rate Note, 4/25/35                                     $    2,015,963
       1,521,412                        B/B1   Ellington Loan Acquisition Trust,
                                               1.0625%, 5/27/37                                            1,366,980
       1,264,544          1.13        B+/Ba2   Ellington Loan Acquisition Trust, Floating
                                               Rate Note, 5/25/37                                          1,117,240
         602,597                        B/B1   Ellington Loan Acquisition Trust,
                                               1.26375%, 5/26/37                                             540,942
       1,370,640          0.47       AAA/Aa1   Home Equity Asset Trust, Floating Rate
                                               Note, 12/25/35                                              1,254,036
         395,305          5.45        B-/Ba1   JPMorgan Mortgage Acquisition, Floating
                                               Rate Note, 5/25/24                                            394,984
         621,803          0.47        AAA/A1   JPMorgan Mortgage Acquisition, Floating
                                               Rate Note, 12/25/35                                           566,062
       2,900,000                        A/NR   Prestige Auto Receivables Trust, 3.9%,
                                               7/16/18                                                     2,955,617
                                                                                                      --------------
                                                                                                      $   10,211,824
--------------------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.6%
       6,159,760          0.50      AA+/Baa3   Aegis Asset Backed Securities, Floating
                                               Rate Note, 3/25/12                                     $    5,146,578
      16,955,000                   BBB-/Baa3   Dominos Pizza Master Issuer LLC,
                                               5.261%, 4/25/37                                            17,124,550
       6,518,000                      BB/Aaa   Dominos Pizza Master Issuer LLC,
                                               7.629%, 4/25/37                                             6,648,360
       1,850,000          0.93          A/A2   Irwin Home Equity Co., Floating Rate
                                               Note, 4/25/30                                               1,433,683
         478,659                     AA+/Aa1   Master Asset Backed Securities Trust,
                                               0.67375%, 5/25/35                                             464,402
                                                                                                      --------------
                                                                                                      $   30,817,573
                                                                                                      --------------
                                               Total Diversified Financials                           $   44,762,779
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    27

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 0.8%
                                               Mortgage Real Estate Investment Trusts -- 0.8%
       4,100,000                       A+/NR   FREMF Mortgage Trust, 4.437%,
                                               11/25/17                                               $    3,816,660
       4,675,000                       A-/NR   FREMF Mortgage Trust, 4.437%,
                                               11/25/17                                                    4,130,642
       2,400,000                       A+/NR   FREMF Mortgage Trust, 4.569%,
                                               12/25/48                                                    2,122,087
       5,600,000                       NR/NR   FREMF Mortgage Trust, 4.598%,
                                               11/25/49                                                    5,035,273
       6,175,000                       NR/A3   FREMF Mortgage Trust, 4.77055%,
                                               4/25/44                                                     6,172,871
       3,150,000                       A-/A3   FREMF Mortgage Trust, 4.8868%,
                                               7/25/44                                                     2,867,889
       4,140,000                       NR/NR   FREMF Mortgage Trust, 5.163344%,
                                               9/25/45                                                     3,897,509
       1,950,000                       A+/NR   FREMF Mortgage Trust, 5.237%, 9/25/43                       1,899,605
       2,200,000                       NR/A3   FREMF Mortgage Trust, 5.3323%,
                                               4/25/21                                                     2,110,434
       3,000,000                       A+/A3   FREMF Mortgage Trust, 5.434669%,
                                               4/25/20                                                     2,971,535
       3,460,000          4.50         NR/A3   FREMF Mortgage Trust, Floating Rate
                                               Note, 1/25/46                                               3,128,570
                                                                                                      --------------
                                                                                                      $   38,153,075
                                                                                                      --------------
                                               Total Real Estate                                      $   38,153,075
--------------------------------------------------------------------------------------------------------------------
                                               GOVERNMENT -- 0.0%+
         651,837                     AAA/Aaa   Freddie Mac, 5.0%, 8/15/35                             $      678,958
                                                                                                      --------------
                                               Total Government                                       $      678,958
--------------------------------------------------------------------------------------------------------------------
                                               TOTAL ASSET BACKED SECURITIES
                                               (Cost $235,119,345)                                    $  232,068,748
--------------------------------------------------------------------------------------------------------------------
                                               COLLATERALIZED MORTGAGE OBLIGATIONS -- 12.6%
                                               MATERIALS -- 0.1%
                                               Forest Products -- 0.1%
       6,596,000                       BB/B1   TSTAR 2006-1 F, 7.5296%, 10/15/36
                                               (144A)                                                 $    6,037,323
         750,000                     AAA/Aa1   TSTAR 2006-1A A, 5.668%, 10/15/36                             837,986
                                                                                                      --------------
                                                                                                      $    6,875,309
--------------------------------------------------------------------------------------------------------------------
                                               Steel -- 0.0%+
         755,524                      NR/Aaa   American General Mortgage Loan, 5.15%,
                                               3/25/40                                                $      773,076
                                                                                                      --------------
                                               Total Materials                                        $    7,648,385
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               BANKS -- 8.7%
                                               Thrifts & Mortgage Finance -- 8.7%
       2,036,068                     NR/Baa1   Banc of America Alternative Loans Trust,
                                               4.75%, 2/25/19                                         $    2,074,478
         710,785                      AAA/B3   Banc of America Alternative Loans Trust,
                                               5.0%, 4/25/19                                                 718,726
       6,568,940                      NR/Ba2   Banc of America Alternative Loans Trust,
                                               5.0%, 7/25/19                                               6,652,950
       5,142,469                       NR/B2   Banc of America Alternative Loans Trust,
                                               5.25%, 5/25/19                                              5,199,812
       4,193,508                      NR/Ba3   Banc of America Alternative Loans Trust,
                                               5.5%, 1/25/20                                               4,219,089
       6,089,561                     NR/Baa2   Banc of America Alternative Loans Trust,
                                               5.5%, 9/25/33                                               6,268,228
       6,088,399                     AAA/Aa3   Banc of America Alternative Loans Trust,
                                               5.75%, 4/25/33                                              6,368,210
         979,402                       NR/B2   Banc of America Alternative Loans Trust,
                                               6.0%, 11/25/34                                              1,005,311
       1,463,582                     NR/Baa3   Banc of America Alternative Loans Trust,
                                               6.0%, 3/25/34                                               1,500,192
       2,155,024                       NR/B2   Banc of America Alternative Loans Trust,
                                               6.0%, 4/25/34                                               2,106,003
       4,785,668                       BB-/A   Banc of America Funding Corp.,
                                               0.4013%, 9/25/36                                            4,527,242
       6,031,649                       B-/NR   Banc of America Funding Corp., 5.5%,
                                               1/25/36                                                     5,920,426
       4,312,764                       B-/B1   Banc of America Funding Corp., 5.75%,
                                               10/25/35                                                    4,287,711
       2,336,958                     AAA/Aaa   Bayview Commercial Asset Trust,
                                               0.67375%, 4/25/34                                           1,942,057
      34,367,057                      AAA/A1   Bayview Commercial Asset Trust,
                                               2.65868%, 7/25/37                                           2,790,605
      56,906,730                       AA/A3   Bayview Commercial Asset Trust,
                                               2.83149%, 9/25/37                                           4,979,339
      17,467,762          2.93       AAA/Aaa   Bayview Commercial Asset Trust, Floating
                                               Rate Note, 4/25/36                                            574,689
       6,231,947          0.68         AA/A3   Bayview Commercial Asset Trust, Floating
                                               Rate Note, 9/25/37                                          4,295,313
       1,842,259          3.28        AAA/A2   Bear Stearns Adjustable Rate Mortgage
                                               Trust, Floating Rate Note, 11/25/34                         1,713,529
       2,375,483          2.45      AAA/Baa2   Bear Stearns Adjustable Rate Mortgage
                                               Trust, Floating Rate Note, 8/25/33                          2,189,017
         634,123          2.70      AAA/Baa3   Bear Stearns Adjustable Rate Mortgage
                                               Trust, Floating Rate Note, 8/25/33                            527,192
       1,965,933          5.16         A-/B1   Bear Stearns Adjustable Rate Mortgage
                                               Trust, Floating Rate Note, 8/25/35                          1,849,886

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    29

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
       3,900,000          5.74         NR/A2   CFCRE Commercial Mortgage Trust,
                                               Floating Rate Note, 4/51/44                            $    3,608,900
       1,432,456                      AAA/A3   Chase Mortgage Finance Corp., 5.0%,
                                               10/25/33                                                    1,475,621
       5,807,793                      NR/Ba3   Chase Mortgage Finance Corp., 5.5%,
                                               5/25/35                                                     5,638,246
       3,258,439          2.70         A-/NR   Citigroup Mortgage Loan Trust, Floating
                                               Rate Note, 9/25/35                                          2,960,546
       1,300,000                     NR/Baa1   Commercial Mortgage Pass Through
                                               Certificates, 5.605%, 8/9/16                                1,222,303
         450,000                     NR/Baa3   Commercial Mortgage Pass Through
                                               Certificates, 5.949%, 8/9/16                                  421,684
       1,400,000                     CCC+/NR   Commercial Mortgage Pass Through
                                               Certificates, 6.85%, 8/15/33                                1,255,456
       3,496,090                     AAA/Aa3   Countrywide Alternative Loan Trust,
                                               4.25%, 9/25/33                                              3,526,530
       3,192,249                      AAA/B2   Countrywide Alternative Loan Trust,
                                               4.75%, 10/25/33                                             3,211,083
       5,200,000                    AAA/Baa2   Countrywide Alternative Loan Trust, 5.0%,
                                               7/25/19                                                     5,260,606
       1,631,756                     CC/Caa1   Countrywide Alternative Loan Trust,
                                               5.25%, 8/25/35                                              1,583,610
       5,539,206                      AAA/NR   Countrywide Alternative Loan Trust,
                                               5.25%, 9/25/33                                              5,761,888
       4,100,434                      AAA/B2   Countrywide Alternative Loan Trust, 5.5%,
                                               1/25/35                                                     4,152,395
       3,711,634                      B/Caa2   Countrywide Alternative Loan Trust, 5.5%,
                                               3/25/35                                                     3,244,134
       3,095,264                     AAA/Ba2   Countrywide Alternative Loan Trust, 5.5%,
                                               4/25/34                                                     3,159,630
       2,065,895                      AAA/B3   Countrywide Alternative Loan Trust, 5.5%,
                                               6/25/35                                                     1,952,936
       5,857,042                      AAA/NR   Countrywide Alternative Loan Trust, 5.5%,
                                               8/25/34                                                     5,489,612
       6,457,100                      AAA/NR   Countrywide Alternative Loan Trust,
                                               5.75%, 12/25/33                                             6,651,330
       1,983,941                     AAA/Ba1   Countrywide Alternative Loan Trust,
                                               5.75%, 3/25/34                                              1,883,575
       2,512,788          0.63      AAA/Baa3   Countrywide Alternative Loan Trust,
                                               Floating Rate Note, 3/25/34                                 2,371,700
       3,542,559                      CC/Ba1   Countrywide Home Loans, 4.5%,
                                               9/25/35                                                     3,312,682
       2,564,030                      NR/Ba2   Countrywide Home Loans, 5.5%,
                                               3/25/34                                                     2,570,617
          40,036          2.91         BB/B1   Countrywide Home Loans, Floating Rate
                                               Note, 9/25/33                                                  30,839

The accompanying notes are an integral part of these financial statements.

30    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
       1,446,976          0.60          CC/C   DSLA 2005-AR6 2A1C, Floating Rate
                                               Note, 10/19/45                                         $      494,503
       3,900,000                        A/A2   Extended Stay America Trust, 4.8603%,
                                               11/5/27                                                     3,710,717
       2,837,231                        B/NR   First Horizon Asset Securities, Inc.,
                                               2.86909%, 6/25/35                                           2,234,220
       2,491,250                       CC/NR   First Horizon Asset Securities, Inc., 5.5%,
                                               10/25/35                                                    2,449,905
       2,163,831                     NR/Baa1   First Horizon Asset Securities, Inc.,
                                               5.6329%, 10/25/34                                           2,142,171
       2,883,287                      CCC/NR   First Horizon Asset Securities, Inc., 6.0%,
                                               5/25/36                                                     2,779,344
         767,620          2.75        AAA/B1   First Horizon Asset Securities, Inc.,
                                               Floating Rate Note, 4/25/35                                   662,632
         543,041          0.64       AAA/Ba3   WaMu 2004-AR12 A2A, Floating Rate
                                               Note, 10/25/44                                                412,781
       1,925,000                        A/A2   GMAC Commercial Mortgage Securities,
                                               Inc., 5.307%, 4/10/40                                       1,879,709
       3,900,000          5.31     BBB+/Baa2   GMAC Commercial Mortgage Securities,
                                               Inc., Floating Rate Note, 5/10/36                           3,603,670
       2,169,000          5.47         B+/NR   GMAC Commercial Mortgage Securities,
                                               Inc., Floating Rate Note, 5/10/40                           1,926,013
       4,750,000                       NR/NR   GS Mortgage Securities Corp. II, 4.209%,
                                               2/10/21                                                     4,505,850
       4,000,000                      NR/Aaa   GS Mortgage Securities Corp. II, 5.56%,
                                               11/10/39                                                    4,227,040
       6,650,000                      NR/Aa3   GS Mortgage Securities Corp. II, 5.591%,
                                               11/10/39                                                    6,021,515
         403,239          4.69       AAA/Aa3   Harborview Mortgage Loan Trust, Floating
                                               Rate Note, 4/19/34                                            392,326
       3,093,055          0.95        AAA/A1   Impac CMB Trust, Floating Rate Note,
                                               10/25/34                                                    2,663,798
         443,763          0.87      AAA/Baa2   Impac CMB Trust, Floating Rate Note,
                                               9/25/34                                                       314,984
       1,699,680          0.58       AAA/Aaa   Impac Securities Assets Corp., Floating
                                               Rate Note, 5/25/36                                          1,512,204
       4,564,900                     AAA/Ba2   JPMMT 2004-S1 2A1, 6.0%, 9/25/34                            4,656,454
       4,686,679                      NR/Ba1   JPMorgan Chase Commercial Mortgage
                                               Securities Corp., 0.5465%, 11/15/18                         4,059,301
       4,400,000                      AAA/NR   JPMorgan Chase Commercial Mortgage
                                               Securities Corp., 3.6159%, 11/15/43                         4,294,765
       5,200,000                      NR/Aaa   JPMorgan Chase Commercial Mortgage
                                               Securities Corp., 4.1712%, 8/15/46                          5,351,125
       4,300,000                   BBB+/Baa1   JPMorgan Chase Commercial Mortgage
                                               Securities Corp., 4.65%, 7/15/28                            4,215,505

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    31

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
       1,800,000                     NR/Baa3   JPMorgan Chase Commercial Mortgage
                                               Securities Corp., 5.53853%, 7/12/37                    $    1,377,504
       1,300,000          5.72          A/NR   JPMorgan Chase Commercial Mortgage
                                               Securities Corp., Floating Rate Note,
                                               10/15/20                                                    1,204,854
       1,240,648                    AAA/Baa2   JPMorgan Mortgage Trust, 4.479228%,
                                               2/25/35                                                     1,226,196
       3,106,122                       NR/B2   JPMorgan Mortgage Trust, 5.345285%,
                                               10/25/35                                                    2,907,380
       4,550,000          2.79         NR/B2   JPMorgan Mortgage Trust, Floating Rate
                                               Note, 10/25/35                                              4,173,378
       3,274,695          2.84        CCC/B1   JPMorgan Mortgage Trust, Floating Rate
                                               Note, 11/25/35                                              3,105,066
         537,340          5.33      BBB-/Ba1   JPMorgan Mortgage Trust, Floating Rate
                                               Note, 7/25/35                                                 514,043
       2,386,498                      A+/Aa3   Lehman Brothers Small Balance
                                               Commercial, 0.45344%, 9/25/36                               1,757,286
       2,970,060                     AAA/Aaa   Lehman Brothers Small Balance
                                               Commercial, 5.41%, 12/25/36                                 2,927,274
       1,448,522          1.08       AAA/Aaa   Lehman Brothers Small Balance
                                               Commercial, Floating Rate Note,
                                               10/25/37                                                    1,331,831
          49,192          0.49           D/C   Luminent Mortgage Trust, Floating Rate
                                               Note, 7/25/36                                                     364
       1,972,301                      AA-/NR   Master Alternative Loans Trust, 5.5%,
                                               1/25/35                                                     2,012,790
       5,957,606                       AA/NR   Master Alternative Loans Trust, 5.5%,
                                               10/25/19                                                    6,106,707
       5,409,871                      AAA/NR   Master Alternative Loans Trust, 5.5%,
                                               2/25/35                                                     5,568,077
       5,201,548                     AAA/AAA   Master Alternative Loans Trust, 6.0%,
                                               7/25/34                                                     5,162,687
       2,401,958                      AAA/NR   Master Alternative Loans Trust,
                                               6.044944%, 1/25/35                                          2,468,615
       1,518,419                     AAA/Aa3   Master Alternative Loans Trust, 6.5%,
                                               6/25/33                                                     1,582,213
       3,591,572          6.76         A-/NR   Master Alternative Loans Trust, Floating
                                               Rate Note, 9/25/32                                          3,767,300
       1,002,780                     AAA/Aaa   Merrill Lynch Mortgage Trust, 4.556%,
                                               6/12/43                                                     1,005,012
       3,650,000                       A+/NR   Merrill Lynch Mortgage Trust, 5.334%,
                                               11/12/35                                                    3,543,121
         404,737          5.44       AAA/Aaa   Merrill Lynch/Countrywide Commercial,
                                               Floating Rate Note, 2/12/39                                   404,432
       3,496,324          0.46      AAA/Baa2   MLCC Mortgage Investors, Inc., Floating
                                               Rate Note, 4/25/29                                          3,009,458

The accompanying notes are an integral part of these financial statements.

32    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
      10,800,000                       NR/NR   Morgan Stanley Reremic Trust, 5.0%,
                                               11/26/36                                               $   10,449,000
       5,001,046                      NR/Aa3   PHH Mortgage Capital, 6.6%, 12/25/27                        4,877,340
       1,599,799          0.81        AA/Aa2   Residential Asset Mortgage Products, Inc.,
                                               Floating Rate Note, 10/25/31                                1,226,733
       3,380,544                       A+/NR   Residential Asset Securitization Trust,
                                               5.5%, 2/25/35                                               3,406,689
       7,287,239                      AAA/NR   Residential Asset Securitization Trust,
                                               5.5%, 7/25/35                                               6,778,153
       3,033,891                    AAA/Baa3   Residential Funding Mortgage Securities,
                                               Inc., 5.0%, 5/25/18                                         3,147,775
         968,172                      BBB/NR   Residential Funding Mortgage Securities,
                                               Inc., 5.5%, 8/25/35                                           977,501
         216,451          0.43      BBB/Baa2   SAMI 2007-AR4 A1, Floating Rate Note,
                                               9/25/47                                                       211,114
       1,456,202                     AAA/Ba3   Sequoia Mortgage Trust, 0.41295%,
                                               5/20/35                                                     1,178,255
       1,354,294                     AAA/Ba1   Sequoia Mortgage Trust, 0.56295%,
                                               9/20/34                                                     1,083,510
       3,150,000                       NR/NR   Sequoia Mortgage Trust, 3.9%, 9/25/41                       3,149,987
       2,272,318          0.57      AAA/Baa2   Sequoia Mortgage Trust, Floating Rate
                                               Note, 10/20/34                                              1,934,202
       2,092,724          0.45       AAA/Ba3   Sequoia Mortgage Trust, Floating Rate
                                               Note, 3/20/35                                               1,634,152
       1,569,678          0.85      AAA/Baa1   Sequoia Mortgage Trust, Floating Rate
                                               Note, 9/20/33                                               1,370,383
       2,376,439                    AAA/Baa1   Structured Asset Securities Corp.,
                                               2.5615%, 7/25/33                                            2,071,280
       6,383,018                      AAA/A3   Structured Asset Securities Corp.,
                                               2.6671%, 10/25/33                                           5,666,007
       6,297,355                        A/B2   Structured Asset Securities Corp., 5.0%,
                                               5/25/35                                                     6,194,778
       2,482,527                    CCC/Caa2   Structured Asset Securities Corp., 6.0%,
                                               8/25/35                                                     2,180,460
       3,909,080          2.57        AAA/A1   Structured Asset Securities Corp., Floating
                                               Rate Note, 5/25/24                                          3,586,280
       5,234,236                      AAA/B2   Thornburg Mortgage Securities Trust,
                                               1.7542%, 3/25/44                                            4,402,548
       5,839,195                     AAA/Ba1   Thornburg Mortgage Securities Trust,
                                               4.1376%, 3/25/44                                            5,529,350
       3,500,000                    BB+/Baa3   Wachovia Bank Commercial Mortgage
                                               Trust, 5.368%, 11/15/48                                     2,155,769
       3,600,000                       A+/NR   Wachovia Bank Commercial Mortgage
                                               Trust, 5.606%, 4/15/35                                      3,586,612

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    33

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
      6,669,626                     AAA/Baa3   WaMu Mortgage Pass Through
                                               Certificates, 2.578211%, 6/25/34                       $    6,454,610
      7,495,053                        AA/NR   WaMu Mortgage Pass Through
                                               Certificates, 2.73272%, 1/25/35                             6,893,103
      2,250,000                        CC/NR   WaMu Mortgage Pass Through
                                               Certificates, 2.7653%, 9/25/35                              1,901,966
      2,150,947                       CCC/NR   WaMu Mortgage Pass Through
                                               Certificates, 2.77149%, 9/25/35                             1,737,924
        776,089                        CC/NR   WaMu Mortgage Pass Through
                                               Certificates, 4.82069%, 9/25/35                               759,073
      1,812,060                       CCC/NR   WaMu Mortgage Pass Through
                                               Certificates, 5.56151%, 12/25/36                            1,575,673
        937,882           2.58          B/NR   WaMu Mortgage Pass Through
                                               Certificates, Floating Rate Note, 3/25/35                     788,151
      2,950,000           2.58        CCC/NR   WaMu Mortgage Pass Through
                                               Certificates, Floating Rate Note, 8/25/35                   2,691,565
      4,600,000                        NR/A2   Wells Fargo Commercial Mortgage Trust,
                                               5.5897%, 11/15/43                                           4,369,614
      4,800,000                       BBB/NR   Wells Fargo Commercial Mortgage Trust,
                                               5.914%, 7/5/16                                              4,569,086
      5,336,490                        AA/NR   Wells Fargo Mortgage Backed Securities
                                               Trust, 2.808194%, 6/25/35                                   4,921,738
        877,702                       AAA/A2   Wells Fargo Mortgage Backed Securities
                                               Trust, 4.5%, 5/25/34                                          858,837
      8,368,614                        NR/B1   Wells Fargo Mortgage Backed Securities
                                               Trust, 4.832239%, 3/25/36                                   7,814,135
     13,743,466                        NR/B1   Wells Fargo Mortgage Backed Securities
                                               Trust, 5.75%, 3/25/36                                      13,367,115
        692,704                      AAA/Aaa   Wells Fargo Mortgage Backed Securities,
                                               4.5%, 7/25/19                                                 709,330
      3,657,083                      AA+/Ba2   Wells Fargo Mortgage Backed Securities,
                                               5.25%, 10/25/35                                             3,513,762
      1,200,000                        NR/A2   Wells Fargo Mortgage Backed Securities,
                                               5.392%, 2/15/44                                             1,078,532
      1,409,677                       BB-/B1   Wells Fargo Mortgage Backed Securities,
                                               5.5%, 10/25/35                                              1,400,954
      1,364,267           2.72       AAA/Aa1   Wells Fargo Mortgage Backed Securities,
                                               Floating Rate Note, 10/25/34                                1,298,464
      8,280,994           2.88       BBB-/B1   Wells Fargo Mortgage Backed Securities,
                                               Floating Rate Note, 10/25/35                                7,585,093
      1,394,775           4.53        AAA/A1   Wells Fargo Mortgage Backed Securities,
                                               Floating Rate Note, 11/25/33                                1,325,232
      1,253,100           5.01        NR/Ba2   Wells Fargo Mortgage Backed Securities,
                                               Floating Rate Note, 4/25/35                                 1,188,652
        557,160           2.77        AAA/A2   Wells Fargo Mortgage Backed Securities,
                                               Floating Rate Note, 6/25/34                                   551,463

The accompanying notes are an integral part of these financial statements.

34    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
       2,019,060          5.04        CC/Aaa   Wells Fargo Mortgage Backed Securities,
                                               Floating Rate Note, 9/25/35                            $    1,953,741
       2,000,000                     NR/Baa1   WF-RBS Commercial Mortgage Trust,
                                               5.4179%, 6/15/44                                            1,614,420
                                                                                                      --------------
                                                                                                      $  419,842,159
                                                                                                      --------------
                                               Total Banks                                            $  419,842,159
--------------------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 2.9%
                                               Asset Management & Custody Banks -- 0.0%
       1,971,773          4.67         NR/NR   Jefferies & Co., Inc., Floating Rate Note,
                                               5/26/37                                                $    1,931,978
--------------------------------------------------------------------------------------------------------------------
                                               Consumer Finance -- 0.1%
          83,242                      NR/Aa2   GMAC Mortgage Corp. Loan Trust, 4.25%,
                                               7/25/40                                                $       83,260
       4,605,975                      CCC/NR   GMAC Mortgage Corp. Loan Trust,
                                               4.9884%, 5/25/35                                            4,084,791
                                                                                                      --------------
                                                                                                      $    4,168,051
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Financial Services -- 2.5%
       3,915,000                     A+/Baa2   American Tower Trust, 5.9568%,
                                               4/15/14                                                $    4,183,573
       3,076,861                     AAA/Ba1   Banc of America Mortgage Securities,
                                               4.75%, 10/25/20                                             2,963,826
       1,512,740                      AAA/NR   Banc of America Mortgage Securities,
                                               5.5%, 2/25/34                                               1,550,691
       8,786,910                      AAA/NR   Banc of America Mortgage Securities,
                                               5.75%, 1/25/35                                              8,986,540
       8,555,072          2.91      AAA/Baa3   Banc of America Mortgage Securities,
                                               Floating Rate Note, 10/25/33                                7,881,120
       3,480,773          2.87        NR/Ba3   Banc of America Mortgage Securities,
                                               Floating Rate Note, 5/25/35                                 3,363,589
       2,053,783          2.75       AAA/Aaa   Banc of America Mortgage Securities,
                                               Floating Rate Note, 6/25/34                                 1,913,165
       4,527,785          2.77        AAA/A2   Banc of America Mortgage Securities,
                                               Floating Rate Note, 9/25/33                                 4,337,464
       1,933,876          5.11        AA-/NR   Banc of America Mortgage Securities,
                                               Floating Rate Note, 9/25/35                                 1,823,788
       2,733,144          2.51        AAA/A1   Bear Stearns Alternative Loan Trust,
                                               Floating Rate Note, 12/25/33                                2,398,405
         790,062                    CCC/Caa1   Chaseflex Trust, 5.0%, 5/25/20                                732,775
       7,160,841                        B/B2   Citicorp Mortgage Securities, Inc., 5.5%,
                                               11/25/35                                                    7,147,880
         914,982                     BBB/Ba1   Citicorp Mortgage Securities, Inc., 5.5%,
                                               2/25/22                                                       897,277
       8,700,000                       NR/NR   Credit Suisse Mortgage Capital
                                               Certificates, 4.25%, 6/25/50                                8,231,357

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    35

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Financial Services -- (continued)
       1,670,496                       NR/B3   Credit Suisse Mortgage Capital
                                               Certificates, 5.0%, 4/25/37                            $    1,581,066
       4,200,000                     BBB/Aa1   Credit Suisse Mortgage Capital
                                               Certificates, 5.343%, 12/15/39                              3,733,359
       2,950,000                        A/A2   DBUBS Mortgage Trust, 5.55709%,
                                               1/1/21                                                      2,606,555
       6,767,000          5.57        NR/Aa2   DBUBS Mortgage Trust, Floating Rate
                                               Note, 7/10/21                                               6,133,184
       4,457,517                      CCC/NR   JPMorgan Alternative Loan Trust, 5.5%,
                                               3/25/36                                                     3,146,004
       2,772,410                      CCC/NR   JPMorgan Alternative Loan Trust, 6.0%,
                                               3/25/36                                                     2,126,325
       2,057,759          3.50         NR/NR   La Hipotecaria SA, Floating Rate Note,
                                               9/8/39                                                      2,131,709
       4,920,000                       NR/A2   LSTAR Commercial Mortgage Trust,
                                               5.7457%, 6/25/43                                            4,411,348
       5,328,360          2.62         BB/NR   Merrill Lynch Mortgage Investors, Floating
                                               Rate Note, 2/25/35                                          4,910,233
       2,350,000                     BBB+/A2   Morgan Stanley Capital, 0.798%,
                                               12/15/20                                                    2,179,449
       3,500,000                     BBB-/A3   Morgan Stanley Capital, 0.919%,
                                               12/15/20                                                    3,210,988
       5,248,212          5.50        AAA/B2   RALI 2004-QS16 1A1, Floating Rate
                                               Note, 12/25/34                                              5,308,456
         810,952                     AAA/Aa3   Residential Accredit Loans, Inc., 5.0%,
                                               1/25/33                                                       824,520
       5,811,408                       NR/B2   Residential Accredit Loans, Inc., 5.0%,
                                               3/25/20                                                     5,583,920
       1,495,738                      NR/Ba1   Residential Accredit Loans, Inc., 5.0%,
                                               7/25/18                                                     1,521,205
       1,138,220                      AAA/A3   Residential Accredit Loans, Inc., 5.25%,
                                               6/25/33                                                     1,067,897
         999,110                     AAA/Aaa   Residential Accredit Loans, Inc., 5.5%,
                                               9/25/32                                                     1,015,842
       2,000,000                    AAA/Baa3   Residential Accredit Loans, Inc., 5.75%,
                                               4/25/34                                                     2,013,462
       7,616,714                      AAA/NR   Residential Accredit Loans, Inc., 6.0%,
                                               10/25/34                                                    7,691,159
       2,128,644          0.83      AAA/Baa2   Residential Accredit Loans, Inc., Floating
                                               Rate Note, 4/25/34                                          1,968,064
       2,092,175                       NR/NR   Vericrest Opportunity Loan Transferee,
                                               5.926%, 12/26/50                                            2,095,357
                                                                                                      --------------
                                                                                                      $  121,671,552
                                                                                                      --------------

The accompanying notes are an integral part of these financial statements.

36    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Investment Banking & Brokerage -- 0.2%
       4,500,000                      NR/Aaa   Bear Stearns Commercial Mortgage
                                               Securities, 5.7154%, 5/11/17                           $    4,799,489
       3,000,000                     BBB+/A3   Bear Stearns Commercial Mortgage
                                               Securities, 5.760%, 9/11/38                                 2,369,796
       4,400,000          7.33     BBB+/Baa2   Bear Stearns Commercial Mortgage
                                               Securities, Floating Rate Note, 10/15/36                    4,309,545
                                                                                                      --------------
                                                                                                      $   11,478,830
--------------------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.1%
         870,534                      AAA/NR   CW Capital Cobalt, Ltd., 5.174%,
                                               8/15/48                                                $      868,130
         156,118          0.83       AA/Caa1   INDX 2004-AR1 2A, Floating Rate Note,
                                               4/25/34                                                       104,717
   CAD 1,700,000                     AAA/Aaa   Merrill Lynch Financial Assets, Inc.,
                                               4.711%, 11/12/16                                            1,689,543
                                                                                                      --------------
                                                                                                      $    2,662,390
                                                                                                      --------------
                                               Total Diversified Financials                           $  141,912,801
--------------------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 0.4%
                                               Mortgage Real Estate Investment Trusts -- 0.4%
       5,393,509                      AAA/B1   American Home Mortgage Investment
                                               Trust, 2.465%, 6/25/45                                 $    4,711,046
       2,311,695                       CC/NR   Credit Suisse First Boston Mortgage
                                               Securities Corp., 5.0%, 8/25/20                             2,284,757
       4,585,000                     CCC-/B1   Credit Suisse First Boston Mortgage
                                               Securities Corp., 6.006%, 11/15/36                          3,835,967
         685,609          1.38        D/Caa3   Credit Suisse First Boston Mortgage
                                               Securities Corp., Floating Rate Note
                                               9/25/34                                                       292,744
       2,700,000          4.62     BBB+/Baa2   Credit Suisse First Boston Mortgage
                                               Securities Corp., Floating Rate Note,
                                               5/15/38                                                     2,331,863
       1,200,000          4.52         A-/A3   Credit Suisse First Boston Mortgage
                                               Securities Corp., Floating Rate Note,
                                               5/15/38                                                     1,101,067
       3,344,587                     BB/Caa1   Deutsche Alternative Securities, Inc.,
                                               5.5%, 11/25/35                                              2,832,595
                                                                                                      --------------
                                                                                                      $   17,390,039
                                                                                                      --------------
                                               Total Real Estate                                      $   17,390,039
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    37

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               GOVERNMENT -- 0.5%
       1,652,522                     BBB-/NR   GSR Mortgage Loan Trust, 2.911%,
                                               1/25/35                                                $    1,466,073
       8,421,618                      BB+/NR   GSR Mortgage Loan Trust, 5.25%,
                                               7/25/35                                                     8,083,356
         991,656                       NR/B3   GSR Mortgage Loan Trust, 5.5%,
                                               8/25/21                                                       921,878
       1,046,428                     BBB+/NR   GSR Mortgage Loan Trust, 5.7199%,
                                               2/25/34                                                       885,227
       2,574,080                      CCC/NR   GSR Mortgage Loan Trust, 6.0%,
                                               2/25/36                                                     2,371,384
      10,038,856          2.74        AAA/BB   GSR Mortgage Loan Trust, Floating Rate
                                               Note, 9/25/35                                               9,209,275
                                                                                                      --------------
                                                                                                      $   22,937,193
                                                                                                      --------------
                                               Total Government                                       $   22,937,193
--------------------------------------------------------------------------------------------------------------------
                                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                               (Cost $624,804,576)                                    $  609,730,577
--------------------------------------------------------------------------------------------------------------------
                                               CORPORATE BONDS -- 42.3%
                                               ENERGY -- 5.0%
                                               Coal & Consumable Fuels -- 0.4%
       4,260,000                      BB/Ba3   Alpha Natural Resources, 6.0%, 6/1/19                  $    3,972,450
       1,860,000                      BB/Ba3   Alpha Natural Resources, 6.25%, 6/1/21                      1,736,775
       7,100,000                       B+/B1   Arch Coal, Inc., 7.0%, 6/15/19 (b)                          6,745,000
         925,000                       B+/B1   Arch Coal, Inc., 7.25%, 6/15/21                               890,313
       3,550,000                      BB/Ba3   Bumi Capital Pte, Ltd., 12.0%, 11/10/16                     3,443,500
       2,425,000                      BB/Ba3   Bumi Investment Pte, Ltd., 10.75%,
                                               10/6/17 (b)                                                 2,206,750
                                                                                                      --------------
                                                                                                      $   18,994,788
--------------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Drilling -- 0.4%
   NOK 9,500,000                       NR/NR   Aker Drilling AS/OLD, 9.53%, 2/24/16                   $    1,713,980
       3,677,821                       NR/NR   DDI Holding AS, 9.3%, 1/19/12 (144A)                        3,604,265
      10,110,000                       B-/B3   Offshore Group Investments, 11.5%,
                                               8/1/15                                                     10,413,300
       2,300,000                   BBB+/Baa1   Pride International, 6.875%, 8/15/20                        2,653,933
                                                                                                      --------------
                                                                                                      $   18,385,478
--------------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Equipment & Services -- 0.5%
       2,970,000                      BB-/B1   Complete Production Service, 8.0%,
                                               12/15/16                                               $    2,970,000
       9,210,000                       B-/B2   Expro Finance Luxembourg SCA, 8.5%,
                                               12/15/16                                                    8,012,700
       7,295,000                      BB/Ba3   Exterran Holdings, Inc., 7.25%, 12/1/18                     7,003,200
       3,825,000          3.42         NR/NR   Sevan Marine ASA, Floating Rate Note,
                                               5/14/13 (144A) (e)                                          2,486,250

The accompanying notes are an integral part of these financial statements.

38    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Equipment & Services -- (continued)
   NOK 4,843,000         11.99         NR/NR   Sevan Marine ASA, Floating Rate Note,
                                               10/24/12 (144A) (e)                                    $      538,341
       4,105,000                    BBB/Baa2   Weatherford International, Ltd., 9.625%,
                                               3/1/19                                                      5,303,717
                                                                                                      --------------
                                                                                                      $   26,314,208
--------------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Exploration & Production -- 1.8%
       2,455,000                      BB-/B2   Berry Petroleum Co., 10.25%, 6/1/14                    $    2,749,600
       5,675,000                      BB-/B1   Bill Barrett Corp., 7.625%, 10/1/19                         5,575,688
       2,520,000                    BBB/Baa1   Canadian Natural Resources, 5.9%,
                                               2/1/18 (b)                                                  2,949,279
       5,125,000                       BB/B3   Concho Resources, Inc., 6.5%, 1/15/22                       5,048,125
       4,608,000                      BB-/B1   Denbury Resources, Inc., 8.25%, 2/15/20                     4,838,400
         765,000                    BBB/Baa1   Gaz Capital, 8.146%, 4/11/18 (144A)                           839,588
       2,478,988                     BBB+/NR   Gazprom International SA, 7.201%,
                                               2/1/20 (144A)                                               2,600,707
       2,172,239                     BBB+/NR   Gazprom International SA, 7.201%,
                                               2/1/20 RegS                                                 2,278,896
       5,768,000                      BB-/B2   Hilcorp Energy I LP, 7.625%, 4/15/21                        5,796,840
       3,311,000                      BB-/B2   Hilcorp Energy, 7.75%, 11/1/15 (144A)                       3,335,833
       6,500,000                   BBB-/Baa3   KMG Finance Sub, 7.0%, 5/5/20 (144A)                        6,500,000
       3,250,000                        B/B2   Linn Energy LLC, 8.625%,
                                               4/15/20 (144A)                                              3,347,500
  NOK 15,000,000                       B-/NR   Norwegian Energy Co. AS, 12.9%, 11/20/14                    2,334,331
       1,605,000                     BBB+/B3   Petrohawk Energy Corp., 10.5%, 8/1/14                       1,801,613
       4,060,000                      BB-/B1   Plains Exploration & Production, 8.625%,
                                               10/15/19                                                    4,364,500
       4,845,000                       B-/B3   Quicksilver Resources, Inc., 7.125%,
                                               4/1/16 (b)                                                  4,263,600
       1,960,000                       B-/B3   SandRidge Energy, Inc., 7.5%, 3/15/21                       1,803,200
       2,015,000                       B-/B3   SandRidge Energy, Inc., 8.0%, 6/1/18                        1,894,100
       2,500,000          3.87         B-/B3   SandRidge Energy, Inc., Floating Rate
                                               Note, 4/1/14                                                2,420,408
       5,900,000                      B/Caa1   Stone Energy Corp., 8.625%, 2/1/17                          5,546,000
       5,307,320                     NR/Baa2   Tengizchevroil Finance Co., 6.124%,
                                               11/15/14 (144A)                                             5,360,394
       1,295,000                   BBB-/Baa2   TNK-BP Finance SA, 6.625%,
                                               3/20/17 (144A)                                              1,285,288
       1,770,000                   BBB-/Baa2   TNK-BP Finance SA, 7.25%, 2/2/20                            1,774,425
       4,160,000                   BBB-/Baa2   TNK-BP Finance SA, 7.5%,
                                               7/18/16 (144A)                                              4,316,499
       1,250,000                   BBB-/Baa2   TNK-BP Finance SA, 7.875%,
                                               3/13/18 (144A)                                              1,300,000
       3,120,000                      B/Caa1   W&T Offshore, Inc., 8.5%, 6/15/19                           3,026,400
                                                                                                      --------------
                                                                                                      $   87,351,214
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    39

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Refining & Marketing -- 0.4%
       1,600,000                        A/A2   Motiva Enterprises LLC, 5.75%,
                                               1/15/20 (144A)                                         $    1,853,197
       3,125,000                    BBB/Baa2   Reliance Holdings USA, Inc., 4.5%,
                                               10/19/20 (b)                                                2,867,447
       3,625,000                    BBB/Baa2   Spectra Energy Capital, 6.2%, 4/15/18                       4,095,137
       2,410,000                     BB+/Ba1   Tesoro Corp., 9.75%, 6/1/19                                 2,602,800
       4,354,000                    BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19                        5,579,551
                                                                                                      --------------
                                                                                                      $   16,998,132
--------------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Storage & Transportation -- 1.5%
       1,750,000                    BBB/Baa3   Buckeye Partners LP, 6.05%, 1/15/18                    $    1,996,481
       4,230,000                    BBB/Baa2   DCP Midstream, 9.75%, 3/15/19                               5,628,413
         540,000                      BB/Ba1   Enterprise Products Operating, 7.0%,
                                               6/1/67                                                        519,750
       3,578,000          8.38        BB/Ba1   Enterprise Products, Floating Rate Note,
                                               8/1/66                                                      3,707,703
      11,890,000                    BBB/Baa2   Kinder Morgan Energy Partners LP,
                                               4.15%, 3/1/22                                              11,742,873
       5,225,000                    BBB/Baa2   Kinder Morgan Energy Partners LP,
                                               5.95%, 2/15/18                                              5,946,557
       6,870,000                      BB-/B1   Niska Gas Storage US LLC, 8.875%,
                                               3/15/18 (b)                                                 6,801,300
       5,100,000                   BBB-/Baa3   Plains All America Pipeline, 6.125%,
                                               1/15/17                                                     5,740,249
       5,035,000                        A/A3   Questar Pipeline Co., 5.83%, 2/1/18                         5,872,713
      10,335,000                    BBB-/Ba1   Rockies Express Pipeline LLC, 5.625%,
                                               4/15/20                                                     9,815,894
       6,338,000                      BB/Ba1   Southern Union Co., 7.2%, 11/1/66                           5,355,610
       2,100,000                    BBB/Baa2   Spectra Energy Capital LLC, 6.75%,
                                               7/15/18                                                     2,382,647
       5,180,000                    BB+/Baa3   The Williams Companies, Inc., 7.75%,
                                               6/15/31                                                     6,218,528
                                                                                                      --------------
                                                                                                      $   71,728,718
                                                                                                      --------------
                                               Total Energy                                           $  239,772,538
--------------------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 4.3%
                                               Aluminum -- 0.3%
       5,395,000                   BBB-/Baa3   Alcoa, Inc., 6.15%, 8/15/20 (b)                        $    5,465,032
       1,669,783          6.83          B/B2   Noranda Aluminum Acquisition, Floating
                                               Rate Note, 5/15/15                                          1,502,805
       5,500,000                        B/B2   Novelis, Inc., 8.375%, 12/15/17                             5,445,000
                                                                                                      --------------
                                                                                                      $   12,412,837
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Commodity Chemicals -- 0.4%
       4,385,000                       NR/WR   Basell Finance Co., 8.1%,
                                               3/15/27 (144A)                                         $    4,779,650
       2,690,000                    BBB-/Ba1   Braskem Finance, Ltd., 7.375%,
                                               12/31/99 (b)                                                2,542,050
       7,250,000                     CCC+/B3   Hexion US Finance Corp., 8.875%,
                                               2/1/18 (144A)                                               5,981,250
       1,500,000                     BB-/Ba2   Nova Chemicals Corp., 8.375%, 11/1/16                       1,575,000
       3,750,000                       NR/B1   Rain CII Carbon LLC, 8.0%, 12/1/18                          3,750,000
                                                                                                      --------------
                                                                                                      $   18,627,950
--------------------------------------------------------------------------------------------------------------------
                                               Construction Materials -- 0.3%
       3,852,000          6.72       B-/BBB-   C10 Capital SPV, Ltd., Floating Rate Note,
                                               12/31/49                                               $    1,733,400
       3,000,000          6.64         B-/NR   C8 Capital SPV, Ltd., Floating Rate Note,
                                               12/31/49                                                    1,350,000
       4,500,000                        B/NR   Cemex SAB de CV, 5.300667%, 9/30/15 (b)                     2,700,000
       3,375,000                        B/NR   Cemex SAB de CV, 9.0%, 1/11/18                              2,286,563
       1,880,000                    BBB/Baa2   Holcim, Ltd., 6.0%, 12/30/19 (144A)                         1,995,315
       5,700,000                     B-/Caa2   Texas Industries, Inc., 9.25%, 8/15/20                      4,431,750
       1,750,000                      BBB/NR   Voto-Votorantim Over, 6.625%,
                                               9/25/19 (b)                                                 1,732,500
                                                                                                      --------------
                                                                                                      $   16,229,528
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Chemical -- 0.1%
       2,825,000                       B/Ba3   Ineos Finance Plc, 9.0%,
                                               5/15/15 (144A)                                         $    2,683,750
  EURO 2,450,000                    CCC/Caa1   Ineos Group Holdings Plc, 7.875%,
                                               2/15/16 (144A)                                              2,252,799
       1,150,000                    CCC/Caa1   Momentive Performance Materials, Inc.,
                                               9.0%, 1/15/21                                                 787,750
   EURO 850,000                      NR/Caa1   Momentive Performance Materials, Inc.,
                                               9.5%, 1/15/21                                                 901,388
                                                                                                      --------------
                                                                                                      $    6,625,687
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Metals & Mining -- 0.9%
       6,575,000                   BBB-/Baa3   AngloGold Ashanti Holdings, 5.375%,
                                               4/15/20                                                $    6,441,666
      16,375,000                   BBB-/Baa3   Gold Fields Orogen Holding BVI, 4.875%,
                                               10/7/20                                                    15,076,004
      11,530,000                      BB-/B1   Quadra FNX Mining, Ltd., 7.75%,
                                               6/15/19                                                    11,155,275
       1,615,000                   BBB-/Baa2   Southern Copper Corp., 5.375%,
                                               4/16/20                                                     1,647,300
       3,635,000                      BB/Ba2   Vedanta Resources Plc, 8.25%, 6/7/21                        2,798,950

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    41

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Metals & Mining -- (continued)
       5,980,000                      BB/Ba2   Vedenta Resources Plc, 9.5%,
                                               7/18/18 (144A)(b)                                      $    5,202,600
                                                                                                      --------------
                                                                                                      $   42,321,795
--------------------------------------------------------------------------------------------------------------------
                                               Fertilizers & Agricultural Chemicals -- 0.1%
       4,695,000                    BBB/Baa2   Agrium, Inc., 6.75%, 1/15/19                           $    5,685,016
--------------------------------------------------------------------------------------------------------------------
                                               Forest Products -- 0.0%
       1,650,000                     NR/Caa1   Sino-Forest Corp., 6.25%, 10/21/17 (e)                 $      412,500
--------------------------------------------------------------------------------------------------------------------
                                               Metal & Glass Containers -- 0.4%
       1,730,000                       B-/B2   AEP Industries, Inc., 8.25%, 4/15/19                   $    1,630,525
  EURO 1,020,000                     BB-/Ba3   Ardagh Glass Finance Plc, 9.25%,
                                               7/1/16 (144A)                                               1,382,889
       7,250,000                       B-/B3   Ardagh Packaging Finance Plc, 9.125%,
                                               10/15/20 (b)                                                6,525,000
 EURO 10,108,000                       B-/B3   Ardagh Packaging Finance Plc, 9.25%,
                                               10/15/20                                                   10,583,412
                                                                                                      --------------
                                                                                                      $   20,121,826
--------------------------------------------------------------------------------------------------------------------
                                               Paper Packaging -- 0.2%
       2,980,000                      B/Caa1   Graham Packaging Co. LP, 8.25%,
                                               1/1/17                                                 $    2,998,625
       2,925,000                      BB-/B2   Graphic Packaging International, Inc.,
                                               7.875%, 10/1/18                                             2,998,125
  EURO 3,325,000                        B/B2   Nordenia Holdings GM, 9.75%, 7/15/17                        3,950,034
       2,000,000                       BB/B1   Sealed Air Corp., 8.125%, 9/15/19                           2,020,000
                                                                                                      --------------
                                                                                                      $   11,966,784
--------------------------------------------------------------------------------------------------------------------
                                               Paper Products -- 0.2%
       2,000,000                       B+/B1   Appleton Papers, Inc., 10.5%,
                                               6/15/15 (144A)                                         $    1,960,000
       3,850,000                    BBB/Baa3   Georgia-Pacific LLC, 5.4%, 11/1/20 (b)                      3,916,667
       2,100,000                      BB/Ba2   Sappi Papier Holding GmbH, 6.625%,
                                               4/15/21                                                     1,785,000
                                                                                                      --------------
                                                                                                      $    7,661,667
--------------------------------------------------------------------------------------------------------------------
                                               Precious Metals & Minerals -- 0.1%
       3,250,000                     BB-/Ba3   Alrosa Finance SA, 8.875%,
                                               11/17/14 (144A)                                        $    3,331,250
       3,175,000                     BB-/Ba3   ALROSA Finance SA, 7.75%, 11/3/20                           2,992,438
                                                                                                      --------------
                                                                                                      $    6,323,688
--------------------------------------------------------------------------------------------------------------------
                                               Specialty Chemicals -- 0.2%
       3,670,000                    BBB/Baa2   Cytec Industries, Inc., 8.95%, 7/1/17                  $    4,642,910
         791,000                     BB-/Ba2   Nova Chemicals Corp., 7.875%, 9/15/25                         775,180
       3,225,000                        B/B1   Vertellus Specialties, 9.375%, 10/1/15 (b)                  2,821,875
                                                                                                      --------------
                                                                                                      $    8,239,965
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Steel -- 1.1%
       3,875,000                   CCC+/Caa2   Algoma Acquisition Corp., 9.875%,
                                               6/15/15 (144A)                                         $    3,003,125
       3,645,000                   BBB-/Baa3   Allegheny Technologies, Inc., 9.375%,
                                               6/1/19                                                      4,588,198
       3,050,000                   BBB-/Baa3   ArcelorMittal, 5.25%, 8/5/20 (b)                            2,725,029
      10,250,000                   BBB-/Baa3   ArcelorMittal, 5.5%, 3/1/21 (b)                             9,184,513
       5,420,000                   BBB-/Baa3   ArcelorMittal, 6.125%, 6/1/18                               5,232,311
       5,350,000                   BBB-/Baa3   Commercial Metals Co., 7.35%, 8/15/18                       5,441,838
       5,550,000                       B+/B3   Essar Steel Algoma, Inc., 9.375%,
                                               3/15/15                                                     4,911,750
       5,200,000                   BBB-/Baa3   Hyundai Steel Co., 4.625%, 4/21/16                          5,201,316
       3,200,000                       NR/B2   Metinvest BV, 10.25%, 5/20/15 (b)                           2,976,000
       5,675,000                       NR/B2   Metinvest BV, 8.75%, 2/14/18                                4,734,085
       4,738,000                        B/B3   Severstal Columbus LLC, 10.25%,
                                               2/15/18 (144A)                                              4,832,760
                                                                                                      --------------
                                                                                                      $   52,830,925
                                                                                                      --------------
                                               Total Materials                                        $  209,460,168
--------------------------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 3.1%
                                               Aerospace & Defense -- 0.2%
         830,000                    BBB-/Ba3   DigitalGlobe, Inc., 10.5%, 5/1/14                      $      917,150
       2,600,000                     BB-/Ba3   GeoEye, Inc., 9.625%, 10/1/15                               2,834,000
       7,600,000                       B-/B3   TransDigm, Inc., 7.75%, 12/15/18                            7,733,000
                                                                                                      --------------
                                                                                                      $   11,484,150
--------------------------------------------------------------------------------------------------------------------
                                               Building Products -- 0.3%
       4,025,000                     BB+/Ba3   Building Materials Corp. of America,
                                               6.75%, 5/1/21                                          $    3,823,750
       3,438,000                     BBB/Ba2   Masco Corp., 5.85%, 3/15/17                                 3,261,662
       9,170,000                     BBB/Ba2   Masco Corp., 7.125%, 3/15/20                                8,886,069
                                                                                                      --------------
                                                                                                      $   15,971,481
--------------------------------------------------------------------------------------------------------------------
                                               Construction & Engineering -- 0.2%
       3,400,000                     BB-/Ba3   Dycom Investments, Inc., 7.125%,
                                               1/15/21                                                $    3,281,000
       8,675,000                      B+/Ba3   Empresas ICA SAB de CV, 8.9%, 2/4/21                        7,634,000
                                                                                                      --------------
                                                                                                      $   10,915,000
--------------------------------------------------------------------------------------------------------------------
                                               Construction & Farm Machinery & Heavy Trucks -- 0.3%
       5,880,000                     B+/Caa1   American Railcar, 7.5%, 3/1/14                         $    5,762,400
       2,650,000                     BB-/Ba2   Boart Longyear Management, 7.0%,
                                               4/1/21                                                      2,623,500
       1,125,000                       B-/B2   Commercial Vehicle Group, Inc., 7.875%,
                                               4/15/19                                                     1,029,375
       1,345,000                      A/Baa2   Cummins, Inc., 6.75%, 2/15/27                               1,627,618
       1,200,000                       BB/B2   Oshkosh Corp., 8.5%, 3/1/20                                 1,164,000

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    43

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Construction & Farm Machinery & Heavy
                                               Trucks -- (continued)
       1,100,000                       B+/B1   Titan International, Inc., 7.875%,
                                               10/1/17                                                $    1,144,000
                                                                                                      --------------
                                                                                                      $   13,350,893
--------------------------------------------------------------------------------------------------------------------
                                               Electrical Components & Equipment -- 0.5%
       5,609,000                      BB/Ba2   Anixter International Corp., 5.95%,
                                               3/1/15                                                 $    5,496,820
       5,010,000                      B+/Ba2   Belden CDT, Inc., 7.0%, 3/15/17                             5,010,000
       3,932,000                        B/B3   Coleman Cable, Inc., 9.0%, 2/15/18                          3,833,700
       3,100,000                    BBB/Baa2   Thomas & Betts Corp., 5.625%,
                                               11/15/21                                                    3,636,883
       3,500,000                        B/B2   WireCo WorldGroup, 9.5%, 5/15/17                            3,535,000
                                                                                                      --------------
                                                                                                      $   21,512,403
--------------------------------------------------------------------------------------------------------------------
                                               Industrial Conglomerates -- 0.2%
  EURO 1,400,000                     BB-/Ba3   Mark IV Europe SCA, 8.875%, 12/15/17                   $    1,832,308
       4,485,000                    BBB/Baa2   Tyco Electronics Group SA, 6.55%,
                                               10/1/17                                                     5,271,763
         750,000                       A-/A3   Tyco International Finance SA, 8.5%,
                                               1/15/19                                                       979,015
                                                                                                      --------------
                                                                                                      $    8,083,086
--------------------------------------------------------------------------------------------------------------------
                                               Industrial Machinery -- 0.5%
       3,020,000                   BBB+/Baa1   Ingersoll-Rand Global Holdings, 9.5%,
                                               4/15/14                                                $    3,565,865
       6,050,000                        B/B3   Liberty Tire Recycling, 11.0%, 10/1/16                      6,171,000
       4,335,000                   CCC+/Caa2   Mueller Water Products, 7.375%,
                                               6/1/17 (b)                                                  3,381,300
       3,830,000                   BBB-/Baa3   Valmont Industries, Inc., 6.625%,
                                               4/20/20                                                     4,452,544
       7,210,000                      B+/Aaa   WPE International, 10.375%, 9/30/20                         6,489,000
                                                                                                      --------------
                                                                                                      $   24,059,709
--------------------------------------------------------------------------------------------------------------------
                                               Trading Companies & Distributors -- 0.9%
       3,950,000                     BB-/Ba2   Ace Hardware Corp., 9.125%,
                                               6/1/16 (144A)                                          $    4,098,125
      12,603,000                   BBB-/BBB-   Aviation Capital Group Corp., 6.75%,
                                               4/6/21                                                     12,125,472
      13,500,000                        B/B2   Avis Budget Car Rental LLC, 8.25%,
                                               1/15/19                                                    12,352,500
       6,795,000                    BBB/Baa1   GATX Financial Corp., 6.0%, 2/15/18                         7,539,963
       8,630,000                    BBB/Baa2   Glencore Funding LLC, 6.0%,
                                               4/15/14 (144A)                                              8,881,383
                                                                                                      --------------
                                                                                                      $   44,997,443
                                                                                                      --------------
                                               Total Capital Goods                                    $  150,374,165
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               COMMERCIAL SERVICES & SUPPLIES -- 0.0%
                                               Diversified Support Services -- 0.0%
       2,075,000                       B+/B1   Iron Mountain, Inc., 7.75%, 10/1/19                    $    2,059,438
                                                                                                      --------------
                                               Total Commercial Services & Supplies                   $    2,059,438
--------------------------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 0.9%
                                               Air Freight & Couriers -- 0.1%
       3,000,000                        B/B2   AMGH Merger Sub, Inc., 9.25%, 11/1/18                  $    3,000,000
         765,000                   CCC+/Caa1   Ceva Group Plc, 11.5%, 4/1/18 (144A)                          703,800
         355,000                   CCC+/Caa1   Ceva Group Plc, 11.625%, 10/1/16                              347,013
  EURO 1,924,000                   CCC+/Caa2   Ceva Group Plc, 8.5%, 12/1/14 (144A)                        1,782,051
                                                                                                      --------------
                                                                                                      $    5,832,864
--------------------------------------------------------------------------------------------------------------------
                                               Airlines -- 0.4%
       7,050,000                     NR/Baa3   American Airlines 2011-2 Class A Pass
                                               Through Trust, 8.625%, 10/15/21                        $    6,979,500
         381,277                      B-/Ba3   Continental Airlines, Inc., 7.461%,
                                               4/1/13                                                        371,860
       1,082,684                      BB/Ba1   Continental Airlines, Inc., 6.795%,
                                               8/2/18                                                      1,033,963
       3,006,319                     A-/Baa2   Delta Air Lines, Inc., 4.95%, 11/23/19 (b)                  2,915,020
          46,876                     B+/Caa1   Delta Air Lines, Inc., 7.779%, 1/2/12 (b)                      47,051
       6,515,000                        B/NR   TAM Capital 3, Inc., 8.375%, 6/3/21                         5,993,800
                                                                                                      --------------
                                                                                                      $   17,341,194
--------------------------------------------------------------------------------------------------------------------
                                               Railroads -- 0.1%
       3,890,000                      BB/Ba3   Kansas City Southern Railway, 8.0%,
                                               6/1/15                                                 $    4,137,988
--------------------------------------------------------------------------------------------------------------------
                                               Trucking -- 0.3%
       4,200,000                   BBB-/Baa2   Asciano Finance, Ltd., 5.0%, 4/7/18                    $    4,294,412
       9,335,000                      NR/Ba2   Inversiones Alsacia SA, 8.0%, 8/18/18                       7,935,684
       3,675,000                     B-/Caa1   Swift Services Holdings, Inc., 10.0%,
                                               11/15/18                                                    3,270,750
                                                                                                      --------------
                                                                                                      $   15,500,846
                                                                                                      --------------
                                               Total Transportation                                   $   42,812,892
--------------------------------------------------------------------------------------------------------------------
                                               AUTOMOBILES & COMPONENTS -- 0.1%
                                               Auto Parts & Equipment -- 0.1%
       2,750,000                   CCC+/Caa1   Allison Transmission, 11.0%,
                                               11/1/15 (144A)                                         $    2,846,250
--------------------------------------------------------------------------------------------------------------------
                                               Automobile Manufacturers -- 0.0%
       1,390,000                    BBB/Baa2   Hyundai Motor Manufacturer, 4.5%,
                                               4/15/15                                                $    1,421,917
                                                                                                      --------------
                                               Total Automobiles & Components                         $    4,268,167
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    45

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               CONSUMER DURABLES & APPAREL -- 0.5%
                                               Homebuilding -- 0.1%
       4,110,000                     BB-/Ba3   Desarrolladora Homex SAB de CV, 9.5%,
                                               12/11/19 (144A)                                        $    3,781,200
       2,244,000                      NR/Ba3   Urbi Desarrollos Urbanos, 9.5%, 1/21/20                     2,131,800
                                                                                                      --------------
                                                                                                      $    5,913,000
--------------------------------------------------------------------------------------------------------------------
                                               Household Appliances -- 0.1%
       4,090,000                   BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13                          $    4,275,473
--------------------------------------------------------------------------------------------------------------------
                                               Housewares & Specialties -- 0.3%
       9,339,000                      BB+/NR   Controladora Mabe SA de CV, 7.875%,
                                               10/28/09                                               $    9,245,610
       4,175,000                      BB/Ba3   Reynolds Group Issue, 7.125%, 4/15/19                       3,882,750
       2,455,000                     CCC+/B3   Yankee Acquisition Corp., 9.75%,
                                               2/15/17                                                     2,264,738
                                                                                                      --------------
                                                                                                      $   15,393,098
                                                                                                      --------------
                                               Total Consumer Durables & Apparel                      $   25,581,571
--------------------------------------------------------------------------------------------------------------------
                                               CONSUMER SERVICES -- 1.2%
                                               Casinos & Gaming -- 0.6%
  EURO 6,415,000                        B/B2   Codere Finance SA, 8.25%,
                                               6/15/15 (144A)                                         $    7,577,836
  EURO 7,530,000          8.25        BB/Ba2   Lottomatica S.p.A., Floating Rate Note,
                                               3/31/66 (144A)                                              7,639,549
       1,875,000                       NR/WR   Mashantucket Pequot Tribe, 8.5%,
                                               11/15/15 (144A) (e)                                           100,781
  EURO 4,041,000                       B-/B3   Peermont Global, Ltd., 7.75%,
                                               4/30/14 (144A)                                              4,203,939
       2,310,000                      BB-/B1   Scientific Games Corp., 7.875%,
                                               6/15/16                                                     2,315,775
       4,274,000                      BB-/B1   Scientific Games International, Inc.,
                                               9.25%, 6/15/19 (144A) (b)                                   4,306,055
       1,780,000                    CCC/Caa2   Shingle Springs Tribal, 9.375%,
                                               6/15/15 (144A)                                              1,041,300
       2,875,000                       NR/WR   Station Casinos, 6.625%, 3/15/18 (e)                               --
                                                                                                      --------------
                                                                                                      $   27,185,235
--------------------------------------------------------------------------------------------------------------------
                                               Education Services -- 0.3%
       3,475,000                     AAA/Aaa   Leland Stanford Junior University, 4.75%,
                                               5/1/19                                                 $    4,034,684
       4,000,000                     AAA/Aaa   Massachusetts Institute of Technology,
                                               5.6%, 7/1/11                                                5,287,440
       2,800,000                      AA/Aa1   University of Southern California, 5.25%,
                                               10/1/11                                                     3,191,440
                                                                                                      --------------
                                                                                                      $   12,513,564
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Restaurants -- 0.1%
       2,386,000                    BBB-/Ba2   Arcos Dorados SA, 7.5%, 10/1/19                        $    2,499,335
       4,000,000                       B-/B3   Burger King Corp., 9.875%,
                                               10/15/18 (b)                                                4,120,000
                                                                                                      --------------
                                                                                                      $    6,619,335
--------------------------------------------------------------------------------------------------------------------
                                               Specialized Consumer Services -- 0.2%
       4,960,000                     BB-/Ba3   Service Corp International, 7.0%,
                                               5/15/19                                                $    5,009,600
       5,322,000                     BB-/Ba3   Service Corp International, 8.0%,
                                               11/15/21                                                    5,574,795
                                                                                                      --------------
                                                                                                      $   10,584,395
                                                                                                      --------------
                                               Total Consumer Services                                $   56,902,529
--------------------------------------------------------------------------------------------------------------------
                                               MEDIA -- 0.8%
                                               Broadcasting -- 0.7%
       5,100,000                      BB-/B1   CCO Holdings LLC, 7.25%, 10/30/17                      $    5,100,000
       3,390,000                   BBB+/Baa1   Grupo Telivisa SA, 6.0%,
                                               5/15/18 (144A)                                              3,695,100
       7,100,000                   CCC+/Caa3   Intelsat Bermuda, Ltd., 11.5%,
                                               2/4/17 (144A)                                               6,106,000
          28,535                   CCC+/Caa3   Intelsat Bermuda, Ltd., 11.5%, 2/4/17                          24,540
       6,400,000                     NR/Baa3   Myriad International Holdings BV,
                                               6.375%, 7/28/17                                             6,640,000
  EURO 7,260,000                        B/B1   Nara Cable Funding, Ltd., 8.875%,
                                               12/1/18                                                     7,893,825
       4,125,000                     B-/Caa1   Telesat Canada, 12.5%, 11/1/17                              4,620,000
                                                                                                      --------------
                                                                                                      $   34,079,465
--------------------------------------------------------------------------------------------------------------------
                                               Cable & Satellite -- 0.1%
       1,100,000                    BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19                 $    1,377,448
         640,000                    BBB/Baa2   Time Warner Cable, Inc., 8.75%,
                                               2/14/19                                                       818,991
                                                                                                      --------------
                                                                                                      $    2,196,439
                                                                                                      --------------
                                               Total Media                                            $   36,275,904
--------------------------------------------------------------------------------------------------------------------
                                               RETAILING -- 0.5%
                                               Distributors -- 0.1%
       5,538,000                        B/B2   Minerva Overseas II, 10.875%,
                                               11/15/19 (144A)                                        $    4,375,020
--------------------------------------------------------------------------------------------------------------------
                                               Internet Retail -- 0.4%
       9,735,000                    BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20                          $    9,782,040
       1,785,000                    BBB-/Ba1   Expedia, Inc., 8.5%, 7/1/16 (144A)                          1,959,666
       7,395,000                        B/B3   Ticketmaster, 10.75% 8/1/16                                 7,764,750
                                                                                                      --------------
                                                                                                      $   19,506,456
                                                                                                      --------------
                                               Total Retailing                                        $   23,881,476
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    47

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               FOOD & DRUG RETAILING -- 0.2%
                                               Drug Retail -- 0.2%
       1,143,129                   BBB+/Baa2   CVS Pass-Through Trust, 6.036%,
                                               12/10/28                                               $    1,203,086
       5,932,528                   BBB+/Baa2   CVS Pass-Through Trust, 5.773%,
                                               1/10/33                                                     6,167,101
                                                                                                      --------------
                                                                                                      $    7,370,187
                                                                                                      --------------
                                               Total Food & Drug Retailing                            $    7,370,187
--------------------------------------------------------------------------------------------------------------------
                                               FOOD, BEVERAGE & TOBACCO -- 0.9%
                                               Agricultural Products -- 0.3%
      12,670,000                    BBB-/Ba1   Viterra, Inc., 5.95%, 8/1/20                           $   13,446,717
--------------------------------------------------------------------------------------------------------------------
                                               Brewers -- 0.2%
       4,255,000                     A-/Baa1   Anheuser-Busch InBev Worldwide, Inc.,
                                               7.75%, 1/15/19                                         $    5,525,922
         535,000                       A-/A3   Cia Brasileira de Bebida, 10.5%,
                                               12/15/11                                                      543,694
       2,530,000                       A-/A3   Cia Brasileira de Bebida, 8.75%,
                                               9/15/13                                                     2,858,900
                                                                                                      --------------
                                                                                                      $    8,928,516
--------------------------------------------------------------------------------------------------------------------
                                               Packaged Foods & Meats -- 0.3%
         750,000                       NR/B1   Bertin, Ltd., 10.25%, 10/5/16 (144A)                   $      693,750
       2,000,000                     CCC+/B3   Blue Merger Sub, Inc., 7.625%,
                                               2/15/19 (b)                                                 1,690,000
       1,038,898                       NR/NR   Independencia International, 12.0%,
                                               12/30/16 (144A) (e)                                            10,389
       7,400,000                       BB/B1   JBS Finance II, Ltd., 8.25%, 1/29/18                        6,105,000
       3,305,000                   BBB-/Baa2   Kraft Foods, Inc., 6.5%, 2/9/40                             4,040,095
       6,750,000                       B+/B1   Marfrig Overseas, Ltd., 9.5%,
                                               5/4/20 (144A)                                               4,320,000
                                                                                                      --------------
                                                                                                      $   16,859,234
--------------------------------------------------------------------------------------------------------------------
                                               Tobacco -- 0.1%
       7,950,000                        B/B2   Alliance One International, Inc., 10.0%,
                                               7/15/16                                                $    6,558,750
                                                                                                      --------------
                                               Total Food, Beverage & Tobacco                         $   45,793,217
--------------------------------------------------------------------------------------------------------------------
                                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%
                                               Personal Products -- 0.0%
       2,100,000                     BB-/Ba2   Hypermarcas SA, 6.5%, 4/20/21 (b)                      $    1,911,000
                                                                                                      --------------
                                               Total Household & Personal Products                    $    1,911,000
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                                               Health Care Facilities -- 0.2%
       4,000,000                      BB/Ba3   HCA, Inc., 6.5%, 2/15/20                               $    3,910,000
       1,700,000                      BB/Ba3   HCA, Inc., 7.875%, 2/15/20                                  1,759,500
       1,430,000                      BB/Ba3   HCA, Inc., 8.5%, 4/15/19                                    1,515,800
                                                                                                      --------------
                                                                                                      $    7,185,300
--------------------------------------------------------------------------------------------------------------------
                                               Health Care Services -- 0.1%
       5,413,000                     CCC+/B3   Gentiva Health Services, Inc., 11.5%,
                                               9/1/18                                                 $    4,303,335
--------------------------------------------------------------------------------------------------------------------
                                               Health Care Supplies -- 0.1%
       3,105,000                       B-/B3   Biomet, Inc., 10.375%, 10/15/17                        $    3,182,625
       4,100,000                        B/B2   Inverness Medical Innovations, 7.875%,
                                               2/1/16                                                      3,874,500
                                                                                                      --------------
                                                                                                      $    7,057,125
                                                                                                      --------------
                                               Total Health Care Equipment & Services                 $   18,545,760
--------------------------------------------------------------------------------------------------------------------
                                               PHARMACEUTICALS & BIOTECHNOLOGY -- 0.4%
                                               Biotechnology -- 0.2%
       6,760,000                       NR/NR   PDL BioPharma, Inc., 3.75%, 5/1/15                     $    6,320,600
       5,610,000                       B+/B3   Warner Chilcott Co. LLC, 7.75%, 9/15/18                     5,357,550
                                                                                                      --------------
                                                                                                      $   11,678,150
--------------------------------------------------------------------------------------------------------------------
                                               Pharmaceuticals -- 0.2%
       9,170,000                       BB/B1   Valeant Pharmaceuticals International,
                                               Inc., 6.875%, 12/1/18                                  $    8,298,850
                                                                                                      --------------
                                               Total Pharmaceuticals & Biotechnology                  $   19,977,000
--------------------------------------------------------------------------------------------------------------------
                                               BANKS -- 5.4%
                                               Diversified Banks -- 3.4%
         291,500                     BB+/Ba1   Alfa Div Pymt Rights Finance, 7.23563%,
                                               12/15/11 (144A)                                        $      290,232
 NOK  70,000,000                     AAA/Aaa   Asian Development Bank, 3.375%,
                                               5/20/14                                                    12,217,457
 AUD   6,950,000                     AAA/Aaa   Asian Development Bank, 0.5%,
                                               3/27/13                                                     6,381,819
       1,753,000                      BB+/NR   Banco de Credito del Peru, 9.75%,
                                               11/6/69                                                     1,968,970
       5,300,000                    BBB/Baa2   Banco de Credito del Peru, 5.375%,
                                               9/16/20 (b)                                                 5,008,500
      10,100,000                     NR/Baa3   Banco de Credito del Peru, 6.875%,
                                               9/16/26                                                     9,898,000
       1,700,000          7.51        NR/Ba2   Banco Macro SA, Floating Rate Note,
                                               6/7/12                                                      1,249,500
      14,650,000                     NR/Baa2   BanColombia SA, 5.95%, 6/3/21                              14,173,875
       3,060,000                     AA-/Aa3   Barclays Bank Plc, 5.125%, 1/8/20                           2,998,684

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    49

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Banks -- (continued)
       6,400,000                      BB+/NR   BBVA Banco Continental via Continental
                                               Trustees Cayman, Ltd., 7.375%,
                                               10/7/40 (144A)                                         $    6,483,008
      16,500,000                       NR/A2   BBVA Bancomer SA, 6.5%, 3/10/21                            15,221,250
 AUD   1,000,000                     AAA/Aaa   Council of Europe, 5.5%, 1/18/12                              971,846
       4,150,000                   BBB+/Baa1   Credit Agricole SA, 8.375%, 12/13/49 (b)                    3,268,125
       2,770,000                        A/A1   Industrial Bank of Korea, 7.125%,
                                               4/23/14                                                     3,030,294
 NOK 168,720,000                     AAA/Aaa   International Bank for Reconstruction &
                                               Development, 3.25%, 4/14/14                                29,632,166
 AUD  11,350,000                     AAA/Aaa   International Bank for Reconstruction &
                                               Development, 5.75%, 10/21/19                               11,587,446
       2,420,000                        B/B2   Kazkommerts International BV, 8.0%,
                                               11/3/15                                                     2,008,600
      13,825,000                        A/A2   Northgroup Preferred Capital Corp.,
                                               6.378%, 1/29/49                                            12,396,739
 TRY  29,560,000                     AAA/Aaa   Rabobank Nederland NV, 0.0%,
                                               3/3/15 (f)                                                 12,186,508
       3,900,000          3.10          A/NR   Scotiabank Peru SA, Floating Rate Note,
                                               3/15/17 (144A)                                              3,510,000
       6,900,000                        A/A2   Standard Chartered Plc, 3.85%,
                                               4/27/15 (144A)                                              7,068,312
                                                                                                      --------------
                                                                                                      $  161,551,331
--------------------------------------------------------------------------------------------------------------------
                                               Regional Banks -- 2.0%
       1,180,000                     BBB+/A2   American Express Bank FSB, 5.5%,
                                               4/16/13 (b)                                            $    1,245,724
       6,843,000                   BBB-/Baa3   Banco Internacional del Peru, 5.75%,
                                               10/7/20 (144A)                                              6,329,775
      10,765,000                     BB/Baa3   Capital One Capital VI, 8.875%, 5/15/40                    10,923,590
       1,500,000                        A/NR   Cobank ACB, 7.875%, 4/16/18 (144A)                          1,804,572
       2,850,000                      A+/Aa3   Mellon Funding Corp., 5.5%, 11/15/18                        3,204,449
       1,809,000                        A/A3   PNC Bank NA, 6.0%, 12/7/17                                  1,987,606
      17,335,000                    BBB/Baa3   PNC Financial Services Group, 6.75%,
                                               7/29/49                                                    16,602,250
      15,455,000          8.25      BBB/Baa3   PNC Financial Services Group, Floating
                                               Rate Note, 5/29/49                                         15,587,820
       4,600,000          8.70      BBB/Baa3   PNC Preferred Funding Trust III, Floating
                                               Rate Note, 3/29/49                                          4,736,160
      15,896,000                       A-/A3   Sovereign Bancorp, 8.75%, 5/30/18                          18,516,106
      13,740,000                   BBB+/Baa1   State Street Capital, 8.25%, 1/29/49                       13,740,687
       2,195,000                      AA-/A1   Wachovia Bank NA, 6.0%, 11/15/17                            2,432,321
         660,000                     A-/Baa3   Wachovia Cap Trust III, 5.8%, 3/15/42                         541,200
                                                                                                      --------------
                                                                                                      $   97,652,260
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- 0.0%
       1,550,000                     BB-/Ba1   Alfa Bank OJSC Via Alfa Bond I, 7.875%,
                                               9/25/17                                                $    1,395,000
DKK          789                     AAA/Aa1   Nykredit Realkredit, 6.0%, 10/1/29                                156
DKK       35,623                     AAA/Aa1   Nykredit Realkredit, 7.0%, 7/1/32                               6,968
                                                                                                      --------------
                                                                                                      $    1,402,124
                                                                                                      --------------
                                               Total Banks                                            $  260,605,715
--------------------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 5.0%
                                               Asset Management & Custody Banks -- 0.2%
       7,360,000                   BBB+/Baa2   Ameriprise Financial, 7.518%, 6/1/66                   $    7,360,000
       4,430,000                   BBB-/Baa3   Janus Capital Group, Inc., 6.7%,
                                               6/15/17                                                     4,588,421
                                                                                                      --------------
                                                                                                      $   11,948,421
--------------------------------------------------------------------------------------------------------------------
                                               Consumer Finance -- 0.3%
       2,030,000                    BBB/Baa1   Capital One Bank USA NA, 8.8%,
                                               7/15/19                                                $    2,391,573
         200,000                        A/A2   Caterpillar Financial Services, 7.05%,
                                               10/1/18                                                       255,542
CNY    1,500,000                        A/A2   Caterpillar Financial Services, 1.35%,
                                               7/12/13                                                       230,174
       1,240,000                    BBB/Baa2   Hyundai Capital America, 3.75%, 4/6/16                      1,224,927
       4,559,000          4.00      BBB-/Ba1   SLM Corp., Floating Rate Note, 7/25/14                      4,355,714
       5,195,000                        B/B3   Springleaf Finance Corp., 6.9%,
                                               12/15/17                                                    3,740,400
                                                                                                      --------------
                                                                                                      $   12,198,330
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Financial Services -- 1.9%
       9,255,000                    BBB/Baa2   Alterra Finance LLC, 6.25%, 9/30/20                    $   10,064,590
EURO     900,000                       B-/NR   ATLAS VI Capital, Ltd., 11.5694%,
                                               4/7/14                                                      1,184,195
       2,500,000          0.00        BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                               5/24/13                                                     2,538,000
       2,550,000                   BBB+/Baa2   Hyundai Capital Services, Inc., 4.375%,
                                               7/27/16                                                     2,580,427
         425,000          0.00          B/NR   Ibis Re, Ltd., Floating Rate Note,
                                               5/3/13 (144A)                                                 443,615
       2,200,000          6.20        BB-/NR   Ibis Re, Ltd., Floating Rate Note,
                                               5/3/13 (144A)                                               2,254,560
TRY    7,900,000                      A+/Aa3   JPMorgan Chase & Co., 0.0%, 10/4/17                         2,356,540
      22,690,000                   BBB+/Baa1   JPMorgan Chase & Co., 7.9%, 4/29/49                        23,370,927
       7,250,000                       BB/NR   Lodestone Re, Ltd., 0.0%, 1/8/14 (f)                        7,257,975
       4,450,000                       BB/NR   Lodestone Re, Ltd., 0.0%, 1/8/14 (f)                        4,485,600
       4,700,000                       BB/NR   Lodestone Re, Ltd., 0.0%,
                                               5/17/13 (144A) (f)                                          4,769,560

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    51

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Financial Services -- (continued)
       4,900,000          0.00        BB-/NR   Lodestone Re, Ltd., Floating Rate Note,
                                               5/17/13 (144A)                                         $    4,994,570
       4,000,000          9.83        BB-/NR   Loma Reinsurance, Ltd., Floating Rate
                                               Note, 12/21/12                                              4,043,200
         700,000          0.00       CCC+/NR   Mariah Re, Ltd., Floating Rate Note,
                                               1/8/14                                                        308,280
         482,407                    BBB/Baa2   Power Receivables Finance LLC, 6.29%,
                                               1/1/12 (144A)                                                 482,880
       3,700,000                      BB-/NR   Queen Street II Capital, Ltd., 0.0%,
                                               4/9/14 (f)                                                  3,732,560
       3,250,000          0.00         BB/NR   Residential Reinsurance 2010, Ltd.,
                                               Floating Rate Note, 6/6/13                                  3,325,725
       3,300,000          0.00         BB/NR   Residential Reinsurance 2010, Ltd.,
                                               Floating Rate Note, 6/6/13 (144A)                           3,395,040
       2,600,000          0.00         B+/NR   Residential Reinsurance 2010, Ltd.,
                                               Floating Rate Note, 6/6/13 (144A)                           2,689,180
       3,500,000          0.00         B+/NR   Residential Reinsurance 2010, Ltd.,
                                               Floating Rate Note, 6/6/15                                  3,628,450
EURO    2,625,000                     NR/Ba3   Telenet Finance III, 6.625%, 2/15/21                        3,188,921
                                                                                                      --------------
                                                                                                      $   91,094,795
--------------------------------------------------------------------------------------------------------------------
                                               Investment Banking & Brokerage -- 1.8%
       1,348,177                     BBB-/NR   Alta Wind Holdings LLC, 7.0%,
                                               6/30/35 (144A)                                         $    1,446,499
      24,490,000          5.79     BBB-/Baa2   Goldman Sachs Capital, Floating Rate
                                               Note, 12/29/49                                             15,183,800
       7,115,000                    BBB/Baa2   Jefferies Group, Inc., 5.125%, 4/13/18                      6,663,226
       6,565,000                    BBB/Baa2   Jefferies Group, Inc., 6.875%, 4/15/21                      6,818,849
       3,275,000                       A-/A2   Macquarie Bank, Ltd., 6.625%, 4/7/21                        3,076,738
       5,825,000                       A-/A2   Macquarie Group, Ltd., 6.0%, 1/14/20                        5,523,172
       7,750,000                       A-/A2   Macquarie Group, Ltd., 6.25%,
                                               1/14/21 (b)                                                 7,328,005
       5,350,000                       A-/A2   Macquarie Group, Ltd., 7.625%,
                                               8/13/19                                                     5,638,777
       3,820,000                      A/Baa1   Merrill Lynch & Co. 5.45%, 2/5/13                           3,785,723
       7,630,000                        A/A2   Morgan Stanley Dean Witter, 6.625%,
                                               4/1/18                                                      7,569,433
       5,900,000                        A/A2   Morgan Stanley, 5.5%, 1/26/20                               5,415,758
       1,000,000                       B+/NR   Queen Street III Capital, 0.0%, 7/28/14 (f)                   992,300
       9,000,000                    BBB/Baa2   Raymond James Financial, Inc., 4.25%,
                                               4/15/16                                                     9,092,979
       8,000,000                     NR/Baa3   Scottrade Financial Services, Inc.,
                                               6.125%, 7/11/21                                             8,085,160
                                                                                                      --------------
                                                                                                      $   86,620,419
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Multi-Sector Holding -- 0.1%
       4,710,000                     BBB-/NR   Gruposura Finance, 5.7%, 5/18/21                       $    4,568,700
--------------------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.7%
      10,130,000                    BBB/Baa1   Banque PSA Finance, 5.75%, 4/4/21                      $    9,544,466
       6,180,000                   BBB+/Baa1   BM&FBovespa SA, 5.5%, 7/16/20 (b)                           6,079,575
      12,390,000                    BBB/Baa3   Cantor Fitzgerald LP, 7.875%, 10/15/19                     12,719,958
       8,810,000          7.68     CCC-/Caa2   NCO Group, Inc., Floating Rate Note,
                                               11/15/13                                                    7,664,700
                                                                                                      --------------
                                                                                                      $   36,008,699
                                                                                                      --------------
                                               Total Diversified Financials                           $  242,439,364
--------------------------------------------------------------------------------------------------------------------
                                               INSURANCE -- 4.9%
                                               Insurance Brokers -- 0.2%
         565,000                   CCC+/Caa1   Hub International Holdings, 10.25%,
                                               6/15/15 (144A)                                         $      522,625
       6,715,000                   BBB-/Baa3   Ironshore Holdings US, Inc., 8.5%,
                                               5/15/20 (144A)                                              7,370,585
 GBP   2,125,000                       NR/B1   Towergate Finance Plc, 8.5%, 2/15/18                        2,822,446
       1,700,000          6.68        CCC/B3   USI Holdings Corp., Floating Rate Note,
                                               11/15/14                                                    1,479,000
                                                                                                      --------------
                                                                                                      $   12,194,656
--------------------------------------------------------------------------------------------------------------------
                                               Life & Health Insurance -- 1.3%
       9,870,000                    BBB/Baa3   Delphi Financial Group, Inc., 7.875%,
                                               1/31/20                                                $   11,326,091
       3,200,000                   BBB-/Baa3   Forethought Financial Group, 8.625%,
                                               4/15/21                                                     3,294,822
      11,729,000                     BBB/Ba1   Lincoln National Corp., 6.05%, 4/20/67                      9,500,490
       2,565,000                     A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19                       3,040,215
       7,202,000                    BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                               9,002,500
       7,630,000                     A-/Baa2   Protective Life Corp., 7.375%, 10/15/19                     8,327,001
       1,770,000                      A/Baa2   Prudential Financial, Inc., 5.1%, 9/20/14                   1,866,332
       4,000,000                      A/Baa2   Prudential Financial, Inc., 5.15%,
                                               1/15/13                                                     4,149,844
         755,000                      A/Baa2   Prudential Financial, Inc., 6.2%, 1/15/15                     828,700
       5,519,000                   BBB+/Baa3   Prudential Financial, Inc., 8.875%,
                                               6/15/38                                                     5,953,621
       3,400,000                   BBB-/Baa3   Unum Group, 5.625%, 9/15/20                                 3,745,287
                                                                                                      --------------
                                                                                                      $   61,034,903
--------------------------------------------------------------------------------------------------------------------
                                               Multi-Line Insurance -- 0.9%
      12,540,000                    BBB/Baa3   Genworth Financial, Inc., 7.2%, 2/15/21                $   10,657,132
       4,525,000                    BBB/Baa3   Genworth Financial, Inc., 7.625%,
                                               9/24/21                                                     3,899,758
       6,970,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 5.0%, 6/1/21                    6,621,849

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    53

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Multi-Line Insurance -- (continued)
      14,965,000                     BB/Baa3   Liberty Mutual Group, Inc., 7.0%,
                                               3/15/37 (144A)                                         $   12,645,425
       1,560,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                               6/15/14 (144A)                                              1,690,216
       6,525,000                    BBB/Baa2   Liberty Mutual Insurance, 7.697%,
                                               10/15/97 (144A)                                             6,166,125
                                                                                                      --------------
                                                                                                      $   41,680,505
--------------------------------------------------------------------------------------------------------------------
                                               Property & Casualty Insurance -- 1.0%
       7,171,000                   BBB-/Baa3   Hanover Insurance Group, Inc., 7.625%,
                                               10/15/25                                               $    8,027,203
      12,600,000                   BBB-/Baa3   Hanover Insurance Group, Inc., 6.375%,
                                               6/15/21                                                    13,208,290
         500,000                       A-/A3   The Allstate Corp., 6.75%, 5/15/18                            595,209
       2,700,000                   BBB-/Baa3   The Hanover Insurance Group, Inc., 7.5%,
                                               3/1/20                                                      3,044,250
       2,500,000                    BBB/Baa3   White Mountains Re Group, Ltd., 6.375%,
                                               3/20/17                                                     2,509,688
       9,835,000                     BB+/Ba2   White Mountains Re Group, Ltd., 7.506%,
                                               5/29/49                                                     9,025,284
      13,480,000                    BBB-/Ba1   XL Group Plc, 6.5%, 3/29/49 (b)                            10,581,800
                                                                                                      --------------
                                                                                                      $   46,991,724
--------------------------------------------------------------------------------------------------------------------
                                               Reinsurance -- 1.5%
       1,400,000          7.19        BB+/NR   Blue Fin, Ltd., Floating Rate Note,
                                               4/10/12                                                $    1,395,800
         250,000         13.75        BB-/NR   Blue Fin, Ltd., Floating Rate Note,
                                               4/16/12 (Cat Bond) (144A)                                     259,625
       1,200,000          0.00         BB/NR   Blue Fin, Ltd., Floating Rate Note,
                                               5/28/13 (144A)                                              1,241,880
       3,150,000         10.50         BB/NR   East Lane Re III, Ltd., Floating Rate Note,
                                               3/16/12                                                     3,231,585
       3,800,000                      BB+/NR   Foundation Re III, Ltd., 0.0%, 2/25/15 (f)                  3,809,500
       4,050,000          0.00         BB/A2   Foundation Re III, Ltd., Floating Rate
                                               Note, 2/3/14 (Cat Bond)                                     4,094,550
       1,775,000         12.03         NR/B3   Globecat, Ltd., Floating Rate Note,
                                               1/2/13 (Cat Bond) (144A)                                    1,760,268
         250,000          8.78         NR/B1   Globecat, Ltd., Floating Rate Note,
                                               1/2/13 (Cat Bond) (144A)                                      251,400
       1,000,000          1.88        BB+/NR   Merna Reinsurance, Ltd., Floating Rate
                                               Note, 4/8/13                                                1,012,000
       1,000,000         13.58       CCC+/NR   Montana Re, Ltd., Floating Rate Note,
                                               12/7/12                                                     1,013,100
         250,000                        B/NR   MultiCat Mexico 2009, 0.0%,
                                               10/19/12 (f)                                                  260,500

The accompanying notes are an integral part of these financial statements.

54    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Reinsurance -- (continued)
         250,000                       B/NR    MultiCat Mexico 2009, 0.0%,
                                               10/19/12 (f)                                           $      260,225
       1,400,000         12.25        BB/NR    Mystic Re, Floating Rate Note, 3/20/12                      1,443,540
      11,765,000                  BBB+/BBB+    Platinum Underwriters HD, 7.5%, 6/1/17                     12,788,320
       8,470,000                    A-/Baa1    Reinsurance Group of America, Inc.,
                                               6.45%, 11/15/19                                             9,613,569
      11,925,000                  BBB-/Baa3    Reinsurance Group of America, Inc.,
                                               6.75%, 12/15/65                                            10,404,646
       4,600,000                      B-/NR    Successor X, Ltd., 0.0%, 1/7/14 (f)                         4,630,360
       1,250,000                      B-/NR    Successor X, Ltd., 9.87982%, 4/4/13
                                               (Cat Bond)                                                  1,235,750
         250,000         14.58        B-/NR    Successor X, Ltd., Floating Rate Note,
                                               12/13/13                                                      253,600
       5,950,000          9.43         B/NR    Successor X, Ltd., Floating Rate Note,
                                               2/25/14                                                     5,984,510
         750,000         13.00        NR/NR    Successor X, Ltd., Floating Rate Note,
                                               2/25/14                                                       767,625
       7,740,000                   BBB/Baa2    Validus Holdings, Ltd., 8.875%, 1/26/40                     8,587,128
                                                                                                      --------------
                                                                                                      $   74,299,481
                                                                                                      --------------
                                               Total Insurance                                        $  236,201,269
--------------------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 2.1%
                                               Diversified Real Estate Activities -- 0.5%
      15,725,000                  BBB+/Baa1    Dexus Diversified Trust, 5.6%, 3/15/21                 $   16,394,177
       5,680,000                      A-/A2    WEA Finance LLC, 7.125%, 4/15/18                            6,488,298
                                                                                                      --------------
                                                                                                      $   22,882,475
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Real Estate Investment Trusts -- 0.6%
       4,760,000                  BBB+/Baa1    Dexus Finance Property, Ltd., 7.125%,
                                               10/15/14                                               $    5,292,387
       3,610,000                   BBB/Baa2    Digital Realty Trust LP, 4.5%, 7/15/15                      3,684,193
       3,125,000                   BBB/Baa2    Digital Realty Trust LP, 5.25%, 3/15/21                     3,093,297
       1,415,000                   BBB/Baa2    Digital Realty Trust LP, 5.875%, 2/1/20                     1,488,695
      12,275,000                   BBB/Baa3    Goodman Funding Property, Ltd.,
                                               6.375%, 4/15/21                                            12,624,764
                                                                                                      --------------
                                                                                                      $   26,183,336
--------------------------------------------------------------------------------------------------------------------
                                               Office Real Estate Investment Trusts -- 0.0%
         980,000                   BBB/Baa2    Mack-Cali Realty Corp., 7.75%, 8/15/19                 $    1,161,868
--------------------------------------------------------------------------------------------------------------------
                                               Real Estate Operating Companies -- 0.0%
         283,879          7.65         B/NR    Alto Palermo SA, Floating Rate Note,
                                               6/11/12 (144A)                                         $       86,583
         200,000                      B-/B3    Forest City Enterprises, 7.625%, 6/1/15                       192,000
                                                                                                      --------------
                                                                                                      $      278,583
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    55

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Retail Real Estate Investment Trusts -- 0.1%
       6,310,000                   BB+/Baa3    Developers Diversified Realty, 7.5%,
                                               4/1/17                                                 $    6,660,325
--------------------------------------------------------------------------------------------------------------------
                                               Specialized Real Estate Investment Trusts -- 0.9%
       3,150,000                  BBB-/Baa2    Health Care REIT, Inc., 5.25%, 1/15/22                 $    2,987,069
         600,000                  BBB-/Baa2    Health Care REIT, Inc., 6.125%, 4/15/20                       625,740
       3,305,000                  BBB-/Baa2    Health Care REIT, Inc., 6.2%, 6/1/16                        3,551,596
       5,450,000                  BBB-/Baa3    Healthcare Realty Trust, Inc., 6.5%,
                                               1/17/17                                                     5,883,155
       9,665,000                  BBB-/Baa2    Hospitality Properties Trust, 7.875%,
                                               8/15/14                                                    10,490,739
       3,175,000                     BB-/B2    Sabra Health Care LP, 8.125%, 11/1/18                       2,952,750
       9,328,000                  BBB-/Baa3    Senior Housing Properties Trust, 6.75%,
                                               4/15/20                                                    10,125,917
       4,270,000                  BBB-/Baa2    Ventas Realty LP, 4.75%, 6/1/21                             4,100,797
       3,250,000                  BBB-/Baa2    Ventas Realty LP, 6.5%, 6/1/16                              3,344,796
         850,000                  BBB-/Baa2    Ventas Realty LP, 6.75%, 4/1/17                               885,476
                                                                                                      --------------
                                                                                                      $   44,948,035
                                                                                                      --------------
                                               Total Real Estate                                      $  102,114,622
--------------------------------------------------------------------------------------------------------------------
                                               SOFTWARE & SERVICES -- 0.7%
                                               Application Software -- 0.3%
       3,034,000                       B/B3    Allen Systems Group, Inc., 10.5%,
                                               11/15/16                                               $    2,760,940
       9,550,000                      NR/NR    Concur Technologies, 2.5%, 4/15/15                          9,681,313
                                                                                                      --------------
                                                                                                      $   12,442,253
--------------------------------------------------------------------------------------------------------------------
                                               Data Processing & Outsourced Services -- 0.0%
       1,619,000                    B-/Caa1    First Data Corp., 8.25%, 1/15/21                       $    1,279,010
--------------------------------------------------------------------------------------------------------------------
                                               Internet Software & Services -- 0.3%
       5,185,000                    BB-/Ba2    Equinix, Inc., 8.125%, 3/1/18                          $    5,457,213
       7,920,000                      NR/A2    GTP Towers Issuer LLC, 4.436%,
                                               2/15/15 (144A)                                              8,102,160
                                                                                                      --------------
                                                                                                      $   13,559,373
--------------------------------------------------------------------------------------------------------------------
                                               IT Consulting & Other Services -- 0.1%
       2,855,000                    B-/Caa1    Sungard Data Systems, Inc., 10.25%,
                                               8/15/15                                                $    2,883,550
       2,905,000                     B/Caa1    Sungard Data Systems, Inc., 10.625%,
                                               5/15/15                                                     3,028,463
                                                                                                      --------------
                                                                                                      $    5,912,013
                                                                                                      --------------
                                               Total Software & Services                              $   33,192,649
--------------------------------------------------------------------------------------------------------------------
                                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                               Communications Equipment -- 0.1%
       4,755,000                       B/B3    CommScope, Inc., 8.25%, 1/15/19                        $    4,636,125
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Computer Storage & Peripherals -- 0.1%
       6,795,000                    BB+/Ba1    Seagate HDD Cayman, 7.75%,
                                               12/15/18                                               $    6,659,100
--------------------------------------------------------------------------------------------------------------------
                                               Electronic Components -- 0.1%
       6,710,000                     BB+/NR    Vishay Intertechnology, Inc., 2.25%,
                                               5/15/41 (b)                                            $    4,462,150
                                                                                                      --------------
                                               Total Technology Hardware
                                               & Equipment                                            $   15,757,375
--------------------------------------------------------------------------------------------------------------------
                                               SEMICONDUCTORS -- 0.1%
                                               Semiconductor Equipment -- 0.1%
       4,035,000                   BBB/Baa1    Klac Instruments Corp., 6.9%, 5/1/18                   $    4,610,585
--------------------------------------------------------------------------------------------------------------------
                                               Semiconductors -- 0.0%
 CNY  12,000,000                      NR/NR    LDK Solar Co., Ltd., 10.0%, 2/28/14                    $    1,299,522
                                                                                                      --------------
                                               Total Semiconductors                                   $    5,910,107
--------------------------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION SERVICES -- 2.8%
                                               Alternative Carriers -- 0.5%
       2,810,000                      B/Ba3    PAETEC Holdings, 8.875%,
                                               6/30/17 (144A)                                         $    2,950,500
       6,047,000                       B/B2    Global Crossing, Ltd., 12.0%, 9/15/15                       6,855,786
       4,734,000                  CCC+/Caa1    PAETEC Holding Corp., 9.5%, 7/15/15 (b)                     4,923,360
       7,500,000                    B+/Caa1    PAETEC Holding Corp., 9.875%, 12/1/18                       7,856,250
                                                                                                      --------------
                                                                                                      $   22,585,896
--------------------------------------------------------------------------------------------------------------------
                                               Integrated Telecommunication Services -- 1.1%
       4,100,000                       B/NR    Bakrie Telecom Tbk PT, 11.5%,
                                               5/7/15 (144A)                                          $    2,583,000
       5,603,000                       B/B2    Cincinnati Bell, Inc., 8.25%, 10/15/17                      5,434,910
      13,440,000                       B/B2    Cincinnati Bell, Inc., 8.375%, 10/15/20                    12,499,200
       3,200,000                    BB/Baa3    Embarq Corp., 7.082%, 6/1/16                                3,312,525
       3,885,000                     BB/Ba2    Frontier Communications Corp., 8.5%,
                                               4/15/20                                                     3,768,450
      10,330,000                     BB/Ba2    Frontier Communications Corp., 8.75%,
                                               4/15/22                                                    10,252,525
       1,500,000                     BB-/B2    GCI, Inc., 8.625%, 11/15/19                                 1,563,750
       3,600,000                       A/A2    Qtel International Finance, Ltd., 6.5%,
                                               6/10/14                                                     3,917,250
       1,235,000                       A/A2    Qtel International Finance, Ltd., 3.375%,
                                               10/14/16                                                    1,235,772
       5,000,000                     B+/Ba3    Windstream Corp., 7.75%, 10/15/20                           4,875,000
       1,940,000                     B+/Ba3    Windstream Corp., 8.125%, 9/1/18                            1,954,550
                                                                                                      --------------
                                                                                                      $   51,396,932
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    57

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Wireless Telecommunication Services -- 1.2%
       3,675,000                      B-/B3    Cricket Communications, Inc., 7.75%,
                                               10/15/20 (b)                                           $    3,197,250
       6,790,000                      NR/A2    Crown Castle Towers LLC, 4.883%,
                                               8/15/20                                                     7,066,930
       3,135,000                      NR/A2    Crown Castle Towers LLC, 6.113%,
                                               1/15/20                                                     3,523,737
       6,400,000                      NR/B1    Digicel, Ltd., 8.25%, 9/1/17 (144A)                         6,016,000
       9,350,000                     NR/Ba3    GTP Acquisition Partners I LLC, 7.628%,
                                               6/15/16                                                     9,068,233
       4,250,000                       B/B2    MetroPCS Wireless, Inc., 6.625%,
                                               11/15/20 (b)                                                3,740,000
       6,500,000                       B/B2    MetroPCS Wireless, Inc., 7.875%,
                                               9/1/18 (b)                                                  6,305,000
       3,250,000                      NR/NR    Richland Towers Funding LLC, 7.87%,
                                               3/15/16                                                     3,325,690
       5,935,000                      B-/B2    True Move Co., Ltd., 10.75%,
                                               12/16/13 (144A)                                             6,291,100
       3,800,000                     BB/Ba3    VimpelCom Holdings BV, 7.5043%,
                                               3/1/22                                                      3,059,000
         692,000                     BB/Ba3    Vip Fin, 9.125%, 4/30/18 (144A) (b)                           667,780
       6,600,000                      NR/NR    WCP Wireless Site Funding LLC, 6.829%,
                                               11/15/15                                                    6,871,088
                                                                                                      --------------
                                                                                                      $   59,131,808
                                                                                                      --------------
                                               Total Telecommunication Services                       $  133,114,636
--------------------------------------------------------------------------------------------------------------------
                                               UTILITIES -- 2.7%
                                               Electric Utilities -- 0.9%
       1,825,000                    BBB+/A3    CenterPoint Energy Houston Electric LLC,
                                               7.0%, 3/1/14                                           $    2,055,784
       4,196,000                   BBB/Baa3    Commonwealth Edison Co., 6.95%,
                                               7/15/18                                                     4,876,054
       5,720,000                     NR/Ba2    Dubai Electricity & Water Authority,
                                               7.375%, 10/21/20                                            5,519,800
       9,550,000                     NR/Ba2    Dubai Electricity & Water Authority, 8.5%,
                                               4/22/15                                                    10,170,750
         215,000                      A-/A2    Enel Finance International SA, 5.125%,
                                               10/7/19 (144A)                                                201,514
       1,586,100                      B/Ba2    FPL Energy Wind Funding, 6.876%,
                                               6/27/17 (144A)                                              1,387,838
       2,725,000                   BB+/Baa2    Israel Electric Corp., Ltd., 7.25%,
                                               1/15/19 (144A)                                              2,898,983
       1,330,000                   BB+/Baa2    Israel Electric Corp., Ltd., 9.375%,
                                               1/28/20 (144A)                                              1,569,776
       2,075,000                    BB+/Ba1    PPL Capital Funding, Inc., 6.7%, 3/30/67                    1,981,625
       2,245,000                  BBB-/Baa3    Public Service of New Mexico, 7.95%,
                                               5/15/18                                                     2,575,942

The accompanying notes are an integral part of these financial statements.

58    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Electric Utilities -- (continued)
       5,000,000                    CC/Caa3    Texas Competitive Electric Holdings,
                                               15.0%, 4/1/21                                          $    3,050,000
       4,125,000                    BBB+/A3    West Penn Power Co., 5.95%, 12/15/17                        4,859,572
       1,650,000                      NR/NR    White Pine Hydro Portfolio, 7.26%,
                                               7/20/15                                                     1,600,583
                                                                                                      --------------
                                                                                                      $   42,748,221
--------------------------------------------------------------------------------------------------------------------
                                               Gas Utilities -- 0.9%
       8,500,000                  BBB-/Baa3    ENN Energy Holdings, Ltd., 6.0%,
                                               5/13/21                                                $    8,217,987
       3,575,000                     B+/Ba3    Ferrellgas LP, 6.5%, 5/1/21                                 3,038,750
      21,275,000                    A-/Baa1    Mega Advance Investments, 5.0%,
                                               5/12/21 (b)                                                20,370,578
       1,965,000                    AA-/Aa3    Nakilat, Inc., 6.067%, 12/31/33 (144A)                      2,122,200
       4,108,127                      A+/A1    Nakilat, Inc., 6.267%, 12/31/33 (144A)                      4,528,266
       6,330,000                       B/B2    Transportadora De Gas del Sur, 7.875%,
                                               5/14/17 (144A)                                              5,570,400
                                                                                                      --------------
                                                                                                      $   43,848,181
--------------------------------------------------------------------------------------------------------------------
                                               Independent Power Producers & Energy Traders -- 0.7%
       3,000,548                      NR/B2    Coso Geothermal Power Holdings, 7.0%,
                                               7/15/26 (144A)                                         $    2,198,381
       7,935,000                    BB-/Ba3    Intergen NV, 9.0%, 6/30/17                                  8,073,863
         885,634                     NR/Ba1    Juniper Generation, 6.79%,
                                               12/31/14 (144A)                                               762,504
       3,775,000                  BBB-/Baa3    Kiowa Power Partners LLC, 5.737%,
                                               3/20/21 (144A)                                              3,899,726
      10,945,000                     BB-/B1    NRG Energy, Inc., 7.625%, 5/15/19                           9,959,950
       2,754,000                     BB/Ba2    NSG Holdings, Inc., 7.75%, 12/15/25                         2,671,380
       2,853,568                  BBB-/Baa3    Panoche Energy Center LLC, 6.88%,
                                               7/31/29 (144A)                                              3,061,336
       4,050,000                      NR/B2    Star Energy Geothermal, 11.5%,
                                               2/12/15                                                     4,009,500
                                                                                                      --------------
                                                                                                      $   34,636,640
--------------------------------------------------------------------------------------------------------------------
                                               Multi-Utilities -- 0.2%
       3,275,000                  BBB+/Baa2    New York State Gas and Electric, 6.15%,
                                               12/15/17 (144A)                                        $    3,725,457
       4,316,517                      NR/NR    Ormat Funding Corp., 8.25%, 12/30/20                        4,035,944
                                                                                                      --------------
                                                                                                      $    7,761,401
                                                                                                      --------------
                                               Total Utilities                                        $  128,994,443
--------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE BONDS
                                               (Cost $2,058,850,253)                                  $2,043,316,192
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    59

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.1%
       6,508,242                    AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                               3.5%, 10/1/40                                          $    6,689,320
       2,414,086                    AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                               4.5%, 10/1/35                                               2,568,499
       4,488,662                    AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                               5.0%, 12/1/21 - 7/1/35                                      4,836,208
          30,126                    AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                               5.5%, 10/1/16                                                  32,610
       4,470,697                    AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                               6.0%, 6/1/17 - 12/1/37                                      4,910,894
         108,087                    AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                               6.5%, 9/1/32 - 10/1/33                                        122,087
       9,665,266                    AAA/Aaa    Federal National Mortgage Association,
                                               3.5%, 11/1/40                                               9,939,519
       2,741,350                    AAA/Aaa    Federal National Mortgage Association,
                                               4.5%, 3/1/35 - 6/1/37                                       2,976,072
       4,050,805                    AAA/Aaa    Federal National Mortgage Association,
                                               5.0%, 2/1/22 - 12/1/34                                      4,365,714
       8,898,451                    AAA/Aaa    Federal National Mortgage Association,
                                               5.5%, 3/1/21 - 4/1/36                                       9,727,890
       6,306,493                    AAA/Aaa    Federal National Mortgage Association,
                                               6.0%, 7/1/17 - 7/1/38                                       6,940,525
         407,943                    AAA/Aaa    Federal National Mortgage Association,
                                               6.5%, 12/1/21 - 11/1/32                                       451,839
           8,232                    AAA/Aaa    Federal National Mortgage Association,
                                               7.0%, 5/1/28 - 7/1/31                                           9,478
           2,053                    AAA/Aaa    Federal National Mortgage Association,
                                               7.5%, 1/1/28                                                    2,384
             830                    AAA/Aaa    Government National Mortgage
                                               Association I, 6.5%, 12/15/31                                     960
           4,541                    AAA/Aaa    Government National Mortgage
                                               Association I, 7.0%, 5/15/31                                    5,323
       5,556,728                    AAA/Aaa    Government National Mortgage
                                               Association II, 4.5%, 12/20/34 - 1/20/35                    6,067,402
         427,474                    AAA/Aaa    Government National Mortgage
                                               Association II, 5.5%, 3/20/34                                 476,413
         741,422                    AAA/Aaa    Government National Mortgage
                                               Association II, 6.0%, 5/20/32 - 10/20/33                      830,732
          10,298                    AAA/Aaa    Government National Mortgage
                                               Association II, 7.0%, 1/20/29                                  12,001
      61,534,537                      NR/NR    Government National Mortgage
                                               Association, 1.35404%, 3/16/51                              3,379,723
      65,506,826                      NR/NR    Government National Mortgage
                                               Association, 1.762244%, 3/15/52                             5,063,023
      28,644,060                     AAA/NR    Government National Mortgage
                                               Association, 1.86376%, 4/16/51                              1,999,413

The accompanying notes are an integral part of these financial statements.

60    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               U.S. Government Agency Obligations -- (continued)
      12,876,346                    AAA/Aaa    Government National Mortgage
                                               Association, 4.5%, 9/15/33 - 9/20/39                   $   14,212,158
       2,581,310                    AAA/Aaa    Government National Mortgage
                                               Association, 5.0%, 11/15/16 - 9/15/33                       2,834,634
       1,342,863                    AAA/Aaa    Government National Mortgage
                                               Association, 5.125%, 10/15/38                               1,478,247
      14,587,008                    AAA/Aaa    Government National Mortgage
                                               Association, 5.5%, 3/15/17 - 3/15/37                       16,115,756
       1,408,275                    AAA/Aaa    Government National Mortgage
                                               Association, 5.75%, 10/15/38                                1,564,440
      13,074,111                    AAA/Aaa    Government National Mortgage
                                               Association, 6.0%, 4/15/13 - 7/15/38                       14,572,780
         826,334                    AAA/Aaa    Government National Mortgage
                                               Association, 6.5%, 1/20/28 - 7/15/35                          955,119
          20,245                    AAA/Aaa    Government National Mortgage
                                               Association, 7.0%, 5/15/29 - 6/15/31                           23,626
             162                    AAA/Aaa    Government National Mortgage
                                               Association, 7.5%, 8/15/29                                        167
           1,852                    AAA/Aaa    Government National Mortgage
                                               Association, 8.0%, 12/15/29                                     1,962
      31,774,429          1.48       NR/Aaa    Government National Mortgage
                                               Association, Floating Rate Note,
                                               10/16/52                                                    2,524,192
       9,100,000                    AA+/Aaa    U.S. Treasury Bonds, 2.75%,
                                               2/15/19 (b)                                                 9,893,411
       3,000,000                    AA+/Aaa    U.S. Treasury Bonds, 5.25%,
                                               11/15/28 (b)                                                4,088,907
       5,400,000                    AA+/Aaa    U.S. Treasury Notes, 3.125%, 5/15/19                        6,015,935
       2,500,000                    AA+/Aaa    U.S. Treasury Notes, 3.625%, 8/15/19                        2,878,905
      12,330,000                    AA+/Aaa    U.S. Treasury Notes, 4.25%, 5/15/39                        15,516,541
      23,290,000                    AA+/Aaa    U.S. Treasury Notes, 4.375%,
                                               11/15/39 (b)                                               29,942,206
       5,085,000                    AA+/Aaa    U.S. Treasury Notes, 4.375%,
                                               2/15/38 (b)                                                 6,496,088
      11,940,000                    AA+/Aaa    U.S. Treasury Notes, 4.5%, 2/15/36 (b)                     15,460,437
      11,100,000                    AA+/Aaa    U.S. Treasury Notes, 4.5%, 5/15/38 (b)                     14,457,750
      26,790,000                    AA+/Aaa    U.S. Treasury Notes, 4.5%, 8/15/39 (b)                     35,065,592
       1,095,000                    AA+/Aaa    U.S. Treasury Notes, 5.0%, 5/15/37                          1,524,446
         150,000                    AA+/Aaa    U.S. Treasury Notes, 5.25%, 2/15/29                           204,867
      19,005,000                    AA+/Aaa    U.S. Treasury Notes, 5.375%,
                                               2/15/31 (b)                                                26,734,695
                                                                                                      --------------
                                                                                                      $  293,970,890
--------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                               (Cost $252,497,296)                                    $  293,970,890
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    61

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               FOREIGN GOVERNMENT BONDS -- 5.4%
BRL     36,600,000                BBB-/Baa2    Brazilian Government, 10.25%, 1/10/28                  $   20,503,385
CAD      2,300,000                  AAA/Aaa    Canada Housing Trust No. 1, 3.35%,
                                               12/15/20                                                    2,340,284
CAD     34,825,000                  AAA/Aaa    Canada Housing Trust No. 1, 3.75%,
                                               3/15/20                                                    36,609,794
CAD     19,500,000                  AAA/Aaa    Canada Housing Trust No. 1, 3.8%,
                                               6/15/21                                                    20,507,790
CAD      7,000,000                  AAA/Aaa    Canadian Government Bond, 1.5%,
                                               12/1/12                                                     6,756,942
CAD     34,500,000                  AAA/Aaa    Canadian Government Bond, 2.0%,
                                               6/1/16                                                     34,032,596
CAD      7,550,000                  AAA/Aaa    Canadian Government Bond, 4.25%,
                                               6/1/18                                                      8,394,989
CAD     13,000,000                    NR/NR    Canadian Treasury Bill, 0.0%, 11/10/11                     12,444,352
         1,900,000                     A/A1    Export-Import Bank of Korea, 5.875%,
                                                 1/14/15                                                   2,020,327
SEK    118,145,000                  AAA/Aaa    Government of Sweden, 5.5%, 10/8/12                        18,044,030
IDR 37,000,000,000                   BB+/NR    Indonesia Recapitalization Bond,
                                               14.245%, 6/15/13                                            4,811,545
IDR 21,100,000,000                   BB+/NR    Indonesia Recapitalization Bond,
                                               14.275%, 12/15/13                                           2,828,348
IDR 23,400,000,000                  BB+/Ba1    Indonesia Treasury Bond, 11.0%,
                                               12/15/12                                                    2,840,560
IDR 11,725,000,000                  BB+/Ba1    Indonesia Treasury Bond, 12.5%,
                                               3/15/13                                                     1,466,995
IDR  9,400,000,000                   NR/Ba1    Indonesia Treasury Bond, 9.0%, 9/15/13                      1,139,578
EURO     8,970,000                 BBB+/Ba1    Ireland Government Bond, 4.5%,
                                               4/18/20                                                     9,910,971
EURO     9,275,000                 BBB+/Ba1    Ireland Government Bond, 5.0%,
                                               10/18/20                                                   10,378,321
EURO    15,950,000                 BBB+/Ba1    Ireland Government Bond, 5.9%,
                                               10/18/19                                                   18,903,320
NOK     23,710,000                  AAA/Aaa    Norway Government Bond, 4.25%,
                                               5/19/17                                                     4,540,042
NOK     37,100,000                  AAA/Aaa    Norway Government Bond, 4.5%,
                                               5/22/19                                                     7,343,903
NOK     25,000,000                  AAA/Aaa    Norway Government Bond, 6.5%,
                                               5/15/13                                                     4,612,950
         2,500,000                    A-/A2    Poland Government International,
                                               6.375%, 7/15/19                                             2,750,000
         3,700,000                     B/NR    Provincia de Neuquen Argentina, 7.875%,
                                               4/26/21                                                     3,478,000
AUD      6,780,000                  AA+/Aaa    Queensland Treasury Corp., 6.0%,
                                               10/14/15                                                    6,994,904

The accompanying notes are an integral part of these financial statements.

62    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Foreign Government Bonds -- (continued)
SGD    9,500,000                     NR/Aaa    Singapore Government Bond, 1.625%,
                                               4/1/13                                                 $    7,435,322
SEK   50,000,000                    AAA/Aaa    Sweden Government Bond, 6.75%,
                                               5/5/14                                                      8,347,201
                                                                                                      --------------
                                                                                                      $  259,436,449
--------------------------------------------------------------------------------------------------------------------
                                               TOTAL FOREIGN GOVERNMENT BONDS
                                               (Cost $248,995,138)                                    $  259,436,449
--------------------------------------------------------------------------------------------------------------------
                                               MUNICIPAL BONDS -- 6.6%
                                               Municipal Government -- 0.1%
       5,500,000                    AA+/Aa1    State of Washington, 5.0%, 8/1/39                      $    5,990,050
--------------------------------------------------------------------------------------------------------------------
                                               Municipal Airport -- 0.4%
       3,575,000                      NR/NR    Charlotte North Carolina Special Facilities
                                               Revenue, 5.6%, 7/1/27                                  $    3,162,159
      10,200,000                    CCC+/B3    Houston Texas Airport Revenue, 6.75%,
                                               7/1/29                                                     10,199,796
       3,400,000                   BBB/Baa2    Indianapolis Airport Authority, 5.1%,
                                               1/15/17                                                     3,806,844
         745,000                       B/B3    New Jersey Economic Development
                                               Authority, 6.25%, 9/15/29                                     711,453
                                                                                                      --------------
                                                                                                      $   17,880,252
--------------------------------------------------------------------------------------------------------------------
                                               Municipal Development -- 1.0%
       4,865,000                    CCC+/NR    Alliance Airport Authority Texas, 5.25%,
                                               12/1/29                                                $    3,151,936
       7,775,000                    CCC+/NR    Alliance Airport Authority Texas, 5.75%,
                                               12/1/29                                                     5,375,013
       7,050,000                     BBB/NR    Brazos Harbor Industrial Development
                                               Corp., 5.9%, 5/1/38                                         7,188,039
       7,800,000                    CCC+/NR    Dallas-Fort Worth International Airport,
                                               5.5%, 11/1/30                                               5,174,442
       6,790,000                  CCC+/Caa2    Dallas-Fort Worth International Airport
                                               Revenue, 6.375%, 5/1/35                                     4,904,010
       7,250,000                  BBB-/Baa3    Louisiana Local Government Environment,
                                               6.75%, 11/1/32                                              7,598,508
       2,450,000                       B/B3    New Jersey Economic Development
                                               Authority Special Facility Revenue, 7.0%,
                                               11/15/30                                                    2,426,578
       3,700,000                     BBB/NR    Selma Industrial Development Board,
                                               6.25%, 11/1/33                                              3,931,287
       8,430,000                   BBB/Baa2    St. John Baptist Parish Louisiana
                                               Revenue, 5.125%, 6/1/37                                     8,280,536
                                                                                                      --------------
                                                                                                      $   48,030,349
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    63

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Municipal General -- 0.6%
       6,175,000                      BB/B1    County of Cook Illinois, 6.5%, 10/15/40                $    6,406,563
      10,390,000                      A+/A1    New Jersey Transport Trust Fund Authority,
                                               5.5%, 6/15/41                                              11,413,623
       1,275,000                    AAA/Aa1    New York City Transitional Finance
                                               Authority, 5.0%, 11/1/33                                    1,387,506
       2,950,000                    AAA/Aaa    State of Maryland, 4.0%, 3/15/25                            3,116,705
       3,650,000                    AA-/Aa3    Wisconsin State General, 5.75%, 5/1/33                      4,102,345
                                                                                                      --------------
                                                                                                      $   26,426,742
--------------------------------------------------------------------------------------------------------------------
                                               Municipal Higher Education -- 2.5%
       5,190,000                    AA+/Aa2    California State University Revenue, 5.0%,
                                               11/1/39                                                $    5,369,159
       9,550,000                    AAA/Aaa    Connecticut State Health & Educational
                                               Facility Authority, 5.0%, 7/1/40                           10,404,343
       5,050,000                    AAA/Aaa    Connecticut State Health & Education,
                                               5.0%, 7/1/42                                                5,415,115
       4,600,000                    AAA/Aaa    Houston Higher Education Finance Corp.,
                                               5.0%, 5/15/40                                               5,030,836
       8,800,000                    AAA/Aaa    Houston Texas Higher Education Finance
                                               Revenue, 4.5%, 11/15/37                                     8,964,736
       3,650,000                    AAA/Aaa    Massachusetts Development Finance
                                               Agency, 5.0%, 10/15/40                                      4,128,552
      20,100,000                    AAA/Aaa    Massachusetts Health & Educational
                                               Facilities Authority, 5.5%, 11/15/36                       23,039,223
       3,100,000                    AAA/Aaa    Massachusetts Health & Educational
                                               Facilities Authority, 6.0%, 7/1/36                          3,630,193
       4,500,000                    AAA/Aaa    Massachusetts State Health & Education,
                                               5.5%, 7/1/32                                                5,906,430
       8,750,000                    AAA/Aaa    Missouri State Health & Educational
                                               Facilities, 5.0%, 11/15/39                                  9,651,338
       3,500,000                    AAA/Aaa    New York State Dormitory Authority, 5.0%,
                                               10/1/41                                                     3,924,305
         550,000                     AA/Aa1    New York State Dormitory Authority, 5.0%,
                                               7/1/35                                                        601,722
      11,600,000                    AAA/Aaa    New York State Dormitory Authority, 5.0%,
                                               7/1/38                                                     12,652,352
       8,050,000                    AAA/Aa1    New York State Dormitory Authority, 5.0%,
                                               7/1/40                                                      8,709,859
       6,000,000                     AA/Aa1    New York State Dormitory Authority, 5.0%,
                                               7/1/40                                                      6,564,240
       5,000,000                     AA/Aa1    Pennsylvania State University, 5.0%,
                                               3/1/40                                                      5,443,750
       2,500,000                    AAA/Aaa    Texas A&M University, 5.0%, 7/1/30                          2,882,775
                                                                                                      --------------
                                                                                                      $  122,318,928
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Municipal Medical -- 0.3%
       6,500,000                     AA-/A1    Massachusetts Development Finance
                                               Agency, 5.25%, 4/1/37                                  $    6,883,890
       2,075,000                     AA-/A1    Massachusetts Development Finance
                                               Agency, 5.375%, 4/1/41                                      2,210,830
       4,200,000                       A/NR    New Hampshire Health, 6.5%, 1/1/41                          4,510,380
                                                                                                      --------------
                                                                                                      $   13,605,100
--------------------------------------------------------------------------------------------------------------------
                                               Municipal Pollution -- 1.0%
       3,340,000                    NR/Baa3    Bedford County Economic Development
                                               Authority, 6.55%, 12/1/25                              $    3,341,837
      15,760,000                     BBB/NR    Brazoria County Environmental, 5.95%,
                                               5/15/33                                                    16,372,276
         950,000                    BBB-/NR    Butler Industrial Development Board,
                                               5.75%, 9/1/28                                                 931,741
       1,000,000                   BBB/Baa3    County of Richland South Carolina,
                                               5.95%, 9/1/31                                               1,012,420
       3,285,000                  BBB+/Baa1    County of Sweetwater Wyoming, 5.6%,
                                               12/1/35                                                     3,232,571
       3,085,000                   BBB/Baa3    Courtland Industrial Development Board,
                                               5.0%, 8/1/27                                                2,913,721
       5,235,000                      B+/B1    Giles County Industrial Development
                                               Authority, 6.45%, 5/1/26                                    5,234,843
       2,000,000                    NR/Baa3    Goochland County Industrial Development
                                               Authority, 5.65%, 12/1/25                                   1,942,360
       2,090,000                      NR/WR    Green Bay Redevelopment Authority,
                                               5.6%, 5/1/19                                                2,078,421
       4,450,000                     BBB/NR    Gulf Coast Waste Disposal Authority,
                                               5.2%, 5/1/28                                                4,466,287
       6,375,000                    B-/Caa2    Ohio State Pollution Control Revenue,
                                               5.65%, 3/1/33                                               4,824,409
       1,400,000                     BBB/NR    Yavapai County Industrial Development
                                               Authority, 4.9%, 3/1/28                                     1,392,132
                                                                                                      --------------
                                                                                                      $   47,743,018
--------------------------------------------------------------------------------------------------------------------
                                               Municipal Transportation -- 0.1%
       6,400,000                     AA/Aa2    Harris County Metropolitan Transit
                                               Authority, 5.0%, 11/1/41                               $    6,982,208
--------------------------------------------------------------------------------------------------------------------
                                               Municipal Water -- 0.6%
       9,470,000                    AAA/Aa1    City of Charleston South Carolina, 5.0%,
                                               1/1/41                                                 $   10,497,116
       1,300,000                    AAA/Aa1    City of Charleston South Carolina, 5.0%,
                                               1/1/35                                                      1,446,406
       4,175,000                    AAA/Aaa    City of Charlotte North Carolina, 5.0%,
                                               7/1/38                                                      4,616,882
       3,000,000                    AA+/Aa2    County of King Washington, 5.125%,
                                               1/1/41                                                      3,269,100

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    65

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Municipal Water -- (continued)
       4,370,000                    AAA/Aaa    Greater Chicago Metropolitan Water
                                               Reclamation District, 5.0%, 12/1/32                    $    4,773,963
       2,500,000                    AAA/Aa2    Hampton Roads Sanitation District, 5.0%,
                                               4/1/38                                                      2,678,850
                                                                                                      --------------
                                                                                                      $   27,282,317
--------------------------------------------------------------------------------------------------------------------
                                               TOTAL MUNICIPAL BONDS
                                               (Cost $295,241,511)                                    $  316,258,964
--------------------------------------------------------------------------------------------------------------------
                                               SENIOR FLOATING RATE LOAN OBLIGATIONS -- 12.6%**
                                               ENERGY -- 0.7%
                                               Coal & Consumable Fuels -- 0.0%
       1,450,000         11.23        NR/NR    Bumi Resources Tbk PT L+11%, 8/7/13                    $    1,450,000
--------------------------------------------------------------------------------------------------------------------
                                               Integrated Oil & Gas -- 0.3%
      13,307,619          4.50        NR/NR    Glenn Pool Oil & Gas Trust, Term Loan,
                                               6/1/16                                                 $   13,207,812
--------------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Equipment & Services -- 0.3%
       1,668,292          6.00        NR/NR    Aquilex Holdings LLC, Term Loan, 4/1/16                $    1,463,927
          72,083          2.57        NR/NR    Fenwal, Inc., Delayed Draw Term Loan,
                                               2/28/14                                                        65,111
         420,393          2.57        NR/NR    Fenwal, Inc., Initial 1st Lien Term Loan,
                                               2/28/14                                                       385,505
      10,809,674          6.25        NR/NR    Frac Tech Services LLC, Term Loan,
                                               5/6/16                                                     10,645,275
       2,089,286          8.50        B+/NR    Hudson Products Holdings, Inc., Term
                                               Loan, 8/24/15                                               2,010,884
                                                                                                      --------------
                                                                                                      $   14,570,702
--------------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Refining & Marketing -- 0.1%
       2,695,875          4.25       NR/Ba2    Pilot Travel Centers LLC, Initial Tranche B
                                               Term Loan, 3/30/18                                     $    2,670,040
       1,945,125          4.00        NR/NR    Suncoke Energy, Inc., Tranche B Term
                                               Loan, 7/26/18                                               1,930,537
                                                                                                      --------------
                                                                                                      $    4,600,577
                                                                                                      --------------
                                               Total Energy                                           $   33,829,091
--------------------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 1.4%
                                               Aluminum -- 0.1%
         107,280          1.99       CC/Ba2    Noranda Aluminum, Inc., Term B Loan,
                                               5/18/14                                                $      104,866
       3,821,125          3.75       BB/Ba2    Novelis, Inc., Term Loan, 3/10/17                           3,744,704
                                                                                                      --------------
                                                                                                      $    3,849,570
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Chemical -- 0.4%
       3,177,653          7.50        NR/NR    Ineos Group Holdings Plc, Term B1 Facility
                                               Loan, 12/16/13                                         $    4,180,214

The accompanying notes are an integral part of these financial statements.

66    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Chemical -- (continued)
       3,492,569          8.00        NR/NR    Ineos Group Holdings Plc, Term C1 Facility
                                               Loan, 12/16/14                                         $    4,594,486
       1,138,822          7.50        NR/NR    Ineos U.S. Finance Corp., Senior Credit
                                               Term Loan, 12/16/13                                         1,128,857
       1,145,791          8.00        NR/NR    Ineos U.S. Finance Corp., Senior Credit
                                               Term Loan, 12/16/14                                         1,135,766
       3,958,442          4.86       NR/Ba3    Momentive Performance Material, Tranche
                                               B2B Term Loan, 5/5/15                                       4,835,390
       5,865,675          5.00        NR/NR    Univar, Inc., Term B Loan, 6/30/17                          5,503,956
                                                                                                      --------------
                                                                                                      $   21,378,669
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Metals & Mining -- 0.1%
       1,960,088          4.75        B+/NR    U.S. Silica Co., Term Loan, 6/8/17                     $    1,950,287
       4,334,138          4.00        NR/NR    Walter Energy, Inc., Term B Loan, 4/1/18                    4,205,197
                                                                                                      --------------
                                                                                                      $    6,155,484
--------------------------------------------------------------------------------------------------------------------
                                               Metal & Glass Containers -- 0.0%
       1,061,202          4.50       BB/Ba2    BWAY Holding Co., Replacement Term B
                                               Loan, 2/23/18                                          $    1,021,407
          94,217          4.50       BB/Ba2    ICL Industrial Containers, Replacement
                                               Term C Loan, 2/23/18                                           90,684
                                                                                                      --------------
                                                                                                      $    1,112,091
--------------------------------------------------------------------------------------------------------------------
                                               Paper Packaging -- 0.1%
       2,157,932          2.99       BB/Ba2    Graphic Packaging International, Inc.
                                               L+2.75%, 5/16/14                                       $    2,122,095
         470,000          0.00        NR/NR    Sealed Air Corp., Term B Advance Loan,
                                               5/31/18                                                       471,293
                                                                                                      --------------
                                                                                                      $    2,593,388
--------------------------------------------------------------------------------------------------------------------
                                               Paper Products -- 0.5%
      18,324,075          6.50        NR/NR    Exopack Holding Corp., Term B Loan,
                                               5/31/17                                                $   17,224,631
       4,200,325          4.75        NR/NR    Ranpak Corp., USD Term Loan, 4/20/17                        4,032,312
                                                                                                      --------------
                                                                                                      $   21,256,943
--------------------------------------------------------------------------------------------------------------------
                                               Precious Metals & Minerals -- 0.1%
       6,812,250          5.25        NR/NR    Fairmount Minerals, Ltd., Tranche B Term
                                               Loan, 3/15/17                                          $    6,718,582
--------------------------------------------------------------------------------------------------------------------
                                               Specialty Chemicals -- 0.1%
       3,640,000          5.50        NR/NR    Chemtura Corp., Facility Term Loan,
                                               8/27/16                                                $    3,620,284
         500,100          2.80      BB-/Ba2    Huntsman International LLC, Extended
                                               Term B Loan, 4/19/17                                          471,344
                                                                                                      --------------
                                                                                                      $    4,091,628
                                                                                                      --------------
                                               Total Materials                                        $   67,156,355
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    67

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 1.0%
                                               Aerospace & Defense -- 0.6%
       5,159,685          5.26        NR/NR    DAE Aviation Holdings, Tranche B1 Term
                                               Loan, 7/31/14                                          $    4,830,755
       2,955,556          6.30      BB-/Ba3    DynCorp International, Term Loan,
                                               7/7/16                                                      2,911,223
       2,771,846          3.66        B-/B1    Hunter Defense Technology, Term Loan,
                                               8/22/14                                                     2,550,098
       6,900,000          3.25        B-/B1    Sequa Corp., Term Loan, 12/3/14                             6,785,350
       5,411,369          4.50        NR/NR    SI Organization, Inc., New Tranche B Term
                                               Loan, 11/22/16                                              4,972,734
       4,944,698          5.26        NR/NR    Standard Aero, Ltd., Tranche B2 Term
                                               Loan, 7/31/14                                               4,629,474
       3,564,725          4.50       NR/Ba2    Tasc, Inc., New Tranche B Term Loan,
                                               12/18/15                                                    3,426,592
                                                                                                      --------------
                                                                                                      $   30,106,226
--------------------------------------------------------------------------------------------------------------------
                                               Building Products -- 0.2%
       6,974,950          4.00      BBB-/B1    Armstrong World Industries, Inc., Term B1
                                               Loan, 3/10/18                                          $    6,783,139
         842,520          5.75        NR/NR    Custom Building Products, Inc., Term
                                               Loan, 3/19/15                                                 798,287
       1,396,250          5.75       BB/Ba2    Goodman Global Group, Inc., Initial Term
                                               Loan, 10/28/16                                              1,386,651
                                                                                                      --------------
                                                                                                      $    8,968,077
--------------------------------------------------------------------------------------------------------------------
                                               Construction & Farm Machinery & Heavy Trucks -- 0.1%
       2,225,000          5.50       BB/Ba2    Terex Corp., U.S. Term Loan, 4/28/17                   $    2,185,715
--------------------------------------------------------------------------------------------------------------------
                                               Electrical Components & Equipment -- 0.1%
       3,989,850          5.00        NR/NR    Pelican Products, Inc., Term Loan,
                                               3/7/17                                                 $    3,875,142
         970,191          5.76        NR/NR    Scotsman Industries, Inc., Term Loan,
                                               4/30/16                                                       950,787
                                                                                                      --------------
                                                                                                      $    4,825,929
--------------------------------------------------------------------------------------------------------------------
                                               Industrial Machinery -- 0.0%
         897,963          6.26       BB-/B1    Alliance Laundry Holdings, Term Loan,
                                               9/30/16                                                $      888,983
                                                                                                      --------------
                                               Total Capital Goods                                    $   46,974,930
--------------------------------------------------------------------------------------------------------------------
                                               COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                               Commercial Printing -- 0.0%
       1,342,362          6.25        NR/NR    Cenveo Corp., Term B Facility Loan,
                                               12/21/16                                               $    1,303,770
--------------------------------------------------------------------------------------------------------------------
                                               Diversified Support Services -- 0.0%
         547,250          5.00      BB-/Ba3    Allied Security Holdings, 1st Lien Term
                                               Loan, 2/4/17                                           $      539,041
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

68    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Environmental & Facilities Services -- 0.1%
         987,538          7.25     BB-/Baa3    Brickman Group Holdings, Inc., Tranche B
                                               Term Loan, 10/14/16                                    $      977,662
         645,005          2.23         D/B2    Synagro Technologies, Inc., 1st Lien Term
                                               Loan, 4/2/14                                                  555,511
       4,676,500          4.75        NR/NR    Waste Industries USA, Term B Loan,
                                               3/17/17                                                     4,407,601
                                                                                                      --------------
                                                                                                      $    5,940,774
--------------------------------------------------------------------------------------------------------------------
                                               Office Services & Supplies -- 0.0%
       1,381,614          3.73        B-/B2    CDW LLC, Non-Extended Term Loan,
                                               10/10/14                                               $    1,293,578
--------------------------------------------------------------------------------------------------------------------
                                               Research & Consulting Services -- 0.1%
       1,734,119          5.75        NR/NR    Wyle Services Corp., 1st Lien Term Loan,
                                               3/26/17                                                $    1,664,754
--------------------------------------------------------------------------------------------------------------------
                                               Security & Alarm Services -- 0.1%
       1,607,102          6.00      BB-/Ba3    Protection One, Inc., Term Loan, 6/4/16                $    1,582,995
                                                                                                      --------------
                                               Total Commercial Services & Supplies                   $   12,324,912
--------------------------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 0.4%
                                               Air Freight & Couriers -- 0.1%
       1,731,117          0.00        NR/NR    Ceva Group Plc, Dollar Tranche B Term
                                               Loan, 8/31/16                                          $    1,605,611
         913,509          5.25        NR/NR    Ceva Group Plc, EGL Tranche B Term
                                               Loan, 8/31/16                                                 843,854
       2,870,620          5.25        NR/NR    Ceva Group Plc, U.S. Tranche B Term
                                               Loan, 8/31/16                                               2,662,500
                                                                                                      --------------
                                                                                                      $    5,111,965
--------------------------------------------------------------------------------------------------------------------
                                               Airlines -- 0.2%
       2,885,500          5.75        NR/NR    Allegiant Travel Co., Term Loan, 3/10/17               $    2,863,859
       4,502,375          4.25      BB-/Ba3    Delta Air Lines, Inc., 2009 Term Loan,
                                               3/7/16                                                      4,142,185
         985,449          2.25      BB-/Ba3    United Air Lines, Inc., Tranche B Term
                                               Loan, 2/1/14                                                  925,336
                                                                                                      --------------
                                                                                                      $    7,931,380
--------------------------------------------------------------------------------------------------------------------
                                               Trucking -- 0.1%
       4,209,917          6.00        NR/B1    Swift Transportation Co. LLC, Term Loan,
                                               12/21/16                                               $    4,689,670
                                                                                                      --------------
                                               Total Transportation                                   $   17,733,015
--------------------------------------------------------------------------------------------------------------------
                                               AUTOMOBILES & COMPONENTS -- 0.9%
                                               Auto Parts & Equipment -- 0.5%
       5,271,852          2.98        B+/B2    Allison Transmission, Term Loan, 8/7/14                $    4,976,628
       6,277,632          3.50    BBB-/Baa3    Delphi Automotive LLP, Tranche B Term
                                               Loan, 3/31/17                                               6,222,702

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    69

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Auto Parts & Equipment -- (continued)
       1,058,148          2.17        NR/NR    Federal Mogul Corp., Tranche C Term
                                               Loan, 12/28/15                                         $      977,905
       2,073,971          2.16        NR/NR    Federal Mogul Corp., Tranche B Term
                                               Loan, 12/29/14                                              1,916,695
       2,189,000          5.25       B+/Ba3    Metaldyne Corp., Term Loan, 5/18/17                         2,123,330
       3,980,112          4.25        NR/NR    Pinafore LLC, Term B1 Loan, 9/21/16                         3,914,191
       3,027,125          6.25        NR/B1    Remy International, Inc., Term B Facility
                                               Loan, 12/16/16                                              2,890,904
       2,074,325          5.50        NR/NR    UCI International, Inc., Term Loan, 7/26/17                 2,063,953
                                                                                                      --------------
                                                                                                      $   25,086,308
--------------------------------------------------------------------------------------------------------------------
                                               Automobile Manufacturers -- 0.3%
      18,339,038          6.00        NR/NR    Chrysler Group LLC, Tranche B Term Loan,
                                               5/24/17                                                $   16,148,036
--------------------------------------------------------------------------------------------------------------------
                                               Tires & Rubber -- 0.1%
       4,930,000          1.94       BB/Ba1    Goodyear Tire & Rubber Co., 2nd Lien
                                               Term Loan, 4/30/14                                     $    4,772,856
                                                                                                      --------------
                                               Total Automobiles & Components                         $   46,007,200
--------------------------------------------------------------------------------------------------------------------
                                               CONSUMER DURABLES & APPAREL -- 0.2%
                                               Housewares & Specialties -- 0.1%
       3,621,800          6.50        NR/NR    Reynolds Group Holdings, Ltd., Tranche B
                                               Term Loan, 2/9/18                                      $    3,516,768
       2,294,250          6.75        NR/NR    Reynolds Group Holdings, Ltd., European
                                               Term Loan, 2/9/18                                           2,935,968
                                                                                                      --------------
                                                                                                      $    6,452,736
--------------------------------------------------------------------------------------------------------------------
                                               Leisure Products -- 0.1%
       2,967,421          2.24        NR/NR    SABRE, Inc., Initial Term Loan, 9/30/14                $    2,503,350
                                                                                                      --------------
                                               Total Consumer Durables & Apparel                      $    8,956,086
--------------------------------------------------------------------------------------------------------------------
                                               CONSUMER SERVICES -- 0.6%
                                               Casinos & Gaming -- 0.1%
       4,450,000          3.25        NR/NR    Caesars Entertainment Operating Co.,
                                               Term B1 Loan, 1/28/15                                  $    3,747,734
         989,975          2.74      BB-/Ba3    Las Vegas Sands, Delayed Draw Term
                                               Loan II, 11/23/15                                             931,505
                                                                                                      --------------
                                                                                                      $    4,679,239
--------------------------------------------------------------------------------------------------------------------
                                               Education Services -- 0.0%
         885,265          4.24       NR/Ba2    Bright Horizons Family Solutions, Inc.,
                                               Tranche B Term Loan, 5/28/15                           $      855,018
--------------------------------------------------------------------------------------------------------------------
                                               Hotels, Resorts & Cruise Lines -- 0.0%
       1,532,537          4.75        NR/NR    Travelport LLC, Extended Tranche Term
                                               Loan, 8/21/15                                          $    1,357,573
         320,221          4.87        NR/NR    Travelport LLC, Tranche S Term Loan,
                                               8/23/15                                                       283,663
                                                                                                      --------------
                                                                                                      $    1,641,236
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Restaurants -- 0.4%
       3,994,813          4.50      BB+/Ba2    Burger King Holdings, Inc., Tranche B
                                               Term Loan, 10/19/16                                    $    3,862,484
       4,684,571          4.25        NR/NR    DineEquity, Inc., Term B1 Loan,
                                               10/19/17                                                    4,558,674
       8,624,934          4.00        NR/NR    Dunkin' Brands, Inc., Term B2 Loan,
                                               11/23/17                                                    8,362,593
       2,077,951          5.00        BB/B1    Wendy's/Arby's Group, Inc., Term Loan,
                                               5/24/17                                                     2,073,623
                                                                                                      --------------
                                                                                                      $   18,857,374
--------------------------------------------------------------------------------------------------------------------
                                               Specialized Consumer Services -- 0.1%
       2,389,788          7.00        NR/NR    Wash Multifamily Laundry, Term Loan,
                                               8/28/14                                                $    2,377,839
                                                                                                      --------------
                                               Total Consumer Services                                $   28,410,706
--------------------------------------------------------------------------------------------------------------------
                                               MEDIA -- 1.0%
                                               Advertising -- 0.2%
       6,274,587          5.00       BB/Ba3    Affinion Group, Inc., Tranche B Term Loan,
                                               10/9/16                                                $    5,722,947
       5,941,771          5.25       BB-/NR    Getty Images, Inc., Initial Term Loan,
                                               11/7/16                                                     5,919,489
                                                                                                      --------------
                                                                                                      $   11,642,436
--------------------------------------------------------------------------------------------------------------------
                                               Broadcasting -- 0.1%
       2,019,850          4.25        NR/NR    TWCC Holding Corp., 2011 Term Loan,
                                               2/11/17                                                $    1,997,969
       2,971,433          4.49       B/Baa2    Univision Communications, Inc., Extended
                                               Term Loan, 3/31/17                                          2,531,907
                                                                                                      --------------
                                                                                                      $    4,529,876
--------------------------------------------------------------------------------------------------------------------
                                               Cable & Satellite -- 0.4%
       8,243,780          3.62        NR/NR    Charter Communications Operations, Term
                                               C Loan, 9/6/16                                         $    7,996,467
          34,934          7.25        NR/NR    Charter Communications Operations, Term
                                               B2 Loan, 3/6/14                                                34,934
       3,950,000          4.50      BB-/Ba3    Mediacom Broadband LLC, Tranche F
                                               Term Loan, 10/23/17                                         3,816,688
         103,473          2.73       CCC/B2    WideOpenWest LLC, 1st Lien Term Loan,
                                               6/30/14                                                        97,997
       6,072,421          6.72       CCC/B2    WideOpenWest LLC, Series A New Term
                                               Loan, 6/28/14                                               5,837,115
                                                                                                      --------------
                                                                                                      $   17,783,201
--------------------------------------------------------------------------------------------------------------------
                                               Movies & Entertainment -- 0.1%
       5,313,187          5.25        NR/NR    Christie/AIX, Inc., Term Loan, 4/29/16                 $    5,100,659
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    71

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Publishing -- 0.2%
       6,137,361          2.49        NR/NR    Cengage Learning Acquisitions, Term
                                               Loan, 7/3/14                                           $    4,870,435
       5,024,377          4.50        NR/NR    Interactive Data Corp., Term B Loan,
                                               2/11/18                                                     4,848,524
                                                                                                      --------------
                                                                                                      $    9,718,959
                                                                                                      --------------
                                               Total Media                                            $   48,775,131
--------------------------------------------------------------------------------------------------------------------
                                               RETAILING -- 0.3%
                                               Automotive Retail -- 0.1%
       6,646,600          4.00        NR/NR    Autotrader.com, Inc., Tranche B1 Term
                                               Loan, 12/15/16                                         $    6,546,901
--------------------------------------------------------------------------------------------------------------------
                                               Computer & Electronics Retail -- 0.1%
       4,443,863         11.00        NR/NR    Targus Group International, Term Loan,
                                               5/24/16                                                $    4,299,437
--------------------------------------------------------------------------------------------------------------------
                                               Home Improvement Retail -- 0.0%
       1,110,938          5.00      BB-/Ba2    Hillman Group, Inc., Term Loan, 5/28/16                $    1,087,330
--------------------------------------------------------------------------------------------------------------------
                                               Specialty Stores -- 0.1%
       4,601,875          4.25        NR/NR    Savers, Inc., New Term Loan, 3/4/17                    $    4,544,352
                                                                                                      --------------
                                               Total Retailing                                        $   16,478,020
--------------------------------------------------------------------------------------------------------------------
                                               FOOD & DRUG RETAILING -- 0.2%
                                               Drug Retail -- 0.2%
       7,289,371          4.50        NR/NR    Rite Aid Corp., Tranche 5 Term Loan,
                                               3/3/18                                                 $    6,779,115
--------------------------------------------------------------------------------------------------------------------
                                               Food Distributors -- 0.0%
         967,000          5.00        B+/B1    Windsor Quality Food Co., Ltd., Tranche B
                                               Term Loan, 2/16/17                                     $      936,177
                                                                                                      --------------
                                               Total Food & Drug Retailing                            $    7,715,292
--------------------------------------------------------------------------------------------------------------------
                                               FOOD, BEVERAGE & TOBACCO -- 0.2%
                                               Agricultural Products -- 0.0%
       3,755,588          5.50        B+/B2    American Rock Salt Co. LLC, Term Loan,
                                               4/25/17                                                $    3,591,281
--------------------------------------------------------------------------------------------------------------------
                                               Packaged Foods & Meats -- 0.2%
       3,591,000          4.50      BB/Baa3    Del Monte Foods Co., Initial Term Loan,
                                               3/18/18                                                $    3,331,999
       5,172,750          7.00        NR/NR    Pierre Foods, Inc., 1st Lien Term Loan,
                                               9/30/16                                                     5,069,295
                                                                                                      --------------
                                                                                                      $    8,401,294
                                                                                                      --------------
                                               Total Food, Beverage & Tobacco                         $   11,992,575
--------------------------------------------------------------------------------------------------------------------
                                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                               Household Products -- 0.0%
         991,258          4.00      BB-/Ba2    JohnsonDiversey Holdings, Tranche B
                                               Dollar Term Loan, 11/24/15                             $      990,019
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

72    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Personal Products -- 0.2%
       5,359,500          4.25      BB-/Ba1    NBTY, Inc., Term B1 Loan, 10/1/17                      $    5,203,740
       3,237,857          5.74      BB-/Ba3    Revlon, Inc., Term B Loan, 11/19/17                         3,148,006
                                                                                                      --------------
                                                                                                      $    8,351,746
                                                                                                      --------------
                                               Total Household & Personal Products                    $    9,341,765
--------------------------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT & SERVICES -- 2.5%
                                               Health Care Equipment -- 0.1%
       4,124,075          5.00        NR/NR    Onex CareStream Finance LP, Term Loan,
                                               2/25/17                                                $    3,471,098
--------------------------------------------------------------------------------------------------------------------
                                               Health Care Facilities -- 0.8%
       2,325,000          6.50        B+/B1    Ardent Health Services LLC, Tranche B
                                               Term Loan, 9/15/15                                     $    2,255,250
       3,353,925          6.50        B+/B1    Ardent Medical Services, Term Loan,
                                               9/15/15                                                     3,278,462
       2,886,534          2.57      BB-/Ba3    CHS/Community Health Systems, Inc.,
                                               Non-Extended Term Loan, 7/25/14                             2,702,943
         148,671          2.57      BB-/Ba3    CHS/Community Health, Non-Extended
                                               Term Loan, 7/25/14                                            139,483
       5,419,050          4.00      BB-/Ba3    Hanger Orthopedic Group, Inc., Term C
                                               Loan, 12/1/16                                               5,242,931
       1,767,391          3.62      BB+/Ba2    HCA Holdings, Inc., Tranche B3 Term
                                               Loan, 3/31/17                                               1,669,448
         424,231          3.62      BB+/Ba2    HCA Holdings, Inc., Tranche B3 Term
                                               Loan, 5/1/18                                                  399,772
       3,805,875          5.00    CCC+/Caa1    IASIS Healthcare LLC, Term B Loan,
                                               5/3/18                                                      3,563,250
       8,174,513          5.25        NR/NR    Kindred Healthcare, Inc., Term Loan,
                                               6/1/18                                                      7,602,297
       9,306,675          5.50      BB-/Ba3    Select Medical Holdings Corp., Tranche B
                                               Term Loan, 6/1/18                                           8,469,074
       3,908,953          4.00        NR/NR    Universal Health Services, Inc., Tranche B
                                               Term Loan, 11/15/16                                         3,799,829
                                                                                                      --------------
                                                                                                      $   39,122,739
--------------------------------------------------------------------------------------------------------------------
                                               Health Care Services -- 1.1%
       2,775,792          6.50        NR/NR    AccentCare, Inc., Term Loan, 12/22/16                  $    2,553,728
       4,148,622          7.25       B+/Ba3    Alliance HealthCare Services, Initial Term
                                               Loan, 6/1/16                                                3,787,692
         989,664          2.49        NR/NR    Catalent Pharma Solutions, Inc., Dollar
                                               Term Loan, 4/10/14                                            917,089
       2,282,750          4.50       BB/Ba1    DaVita, Inc., Tranche B Term Loan,
                                               10/20/16                                                    2,255,642
      12,675,921          4.75      BB-/Ba2    Gentiva Health Services, Inc., Term B1
                                               Loan, 8/17/16                                              10,806,223
       7,271,237          6.50        NR/NR    inVentiv Health, Inc., Consolidated Term
                                               Loan, 8/4/16                                                7,016,744

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    73

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Health Care Services -- (continued)
         723,188          6.75        NR/NR    inVentiv Health, Inc., Term B3 Loan,
                                               5/15/18                                                $      693,356
       5,624,350          7.25        NR/NR    Prime Healthcare Services, Term B Loan,
                                               4/28/15                                                     5,399,376
       5,338,916          5.75        NR/NR    Renal Advantage Holdings, Inc., Tranche
                                               B Term Loan, 12/17/16                                       5,328,906
       1,795,500          5.75        B/Ba3    Rural/Metro Corp., 1st Lien Term Loan,
                                               6/30/18                                                     1,736,249
       6,078,514          7.50       B+/Ba2    Sun HealthCare Group, Term Loan,
                                               10/18/16                                                    4,710,849
       6,426,438          7.75        NR/NR    Virtual Radiologic Corp., Term A Loan,
                                               12/22/16                                                    6,105,116
       2,493,750          7.75        NR/NR    Virtual Radiologic Corp., Term B Loan,
                                               12/22/16                                                    2,381,531
                                                                                                      --------------
                                                                                                      $   53,692,501
--------------------------------------------------------------------------------------------------------------------
                                               Health Care Supplies -- 0.2%
         739,703          3.49       BB-/B1    Bausch & Lomb, Inc., Delayed Draw Term
                                               Loan, 4/24/15                                          $      714,854
       3,035,016          3.62       BB-/B1    Bausch & Lomb, Inc., Parent Term Loan,
                                               4/24/15                                                     2,933,059
       8,315,000          7.25        NR/NR    Immucor, Inc., Term B Loan, 8/19/18                         8,221,456
                                                                                                      --------------
                                                                                                      $   11,869,369
--------------------------------------------------------------------------------------------------------------------
                                               Health Care Technology -- 0.3%
       3,697,063          5.75        NR/NR    Convatec, Inc., Dollar Term Loan,
                                               12/22/16                                               $    3,544,559
       2,527,315          4.50        NR/NR    IMS Health, Inc., Tranche B Dollar Term
                                               Loan, 8/26/17                                               2,486,246
       6,761,823          5.25        NR/NR    MedAssets, Inc., Term Loan, 11/16/16                        6,639,265
                                                                                                      --------------
                                                                                                      $   12,670,070
                                                                                                      --------------
                                               Total Health Care Equipment & Services                 $  120,825,777
--------------------------------------------------------------------------------------------------------------------
                                               PHARMACEUTICALS & BIOTECHNOLOGY -- 0.4%
                                               Biotechnology -- 0.3%
       7,974,738          5.50        NR/NR    Axcan Intermediate Holdings, Inc., Term
                                               Loan, 2/10/17                                          $    7,137,390
       5,645,850          6.00        NR/NR    Grifols, Inc., U.S. Tranche B Term Loan,
                                               6/1/17                                                      5,549,871
       2,742,973          6.75       BB-/B1    HGI Holdings, Inc., Initial Term Loan,
                                               10/1/16                                                     2,626,397
                                                                                                      --------------
                                                                                                      $   15,313,658
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Pharmaceuticals -- 0.1%
       5,029,018          4.00        NR/NR    Endo Pharmaceuticals Holdings, 2011
                                               Term B Loan, 6/17/18                                   $    5,017,346
                                                                                                      --------------
                                               Total Pharmaceuticals & Biotechnology                  $   20,331,004
--------------------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.4%
                                               Diversified Financial Services -- 0.3%
       3,284,610          0.00         B/B2    Bakrie & Brothers Tbk, Tranche B Vallar
                                               Loan, 3/2/12                                           $    3,284,610
       4,283,475          5.00        NR/NR    Kasima LLC, Incremental Term Loan,
                                               3/31/17                                                     4,133,553
       4,115,390          0.00        NR/NR    Long Haul Holdings, Ltd., Tranche A Vallar
                                               Loan, 3/2/12                                                3,827,313
         431,669          5.37        B/Ba3    Vertrue, Inc., 1st Lien Term Loan,
                                               8/16/14                                                       259,001
       2,295,000          5.25        NR/NR    WorldPay, Facility B2A Term Loan,
                                               11/30/17                                                    2,216,111
                                                                                                      --------------
                                                                                                      $   13,720,588
--------------------------------------------------------------------------------------------------------------------
                                               Investment Banking & Brokerage -- 0.0%
       1,793,193          5.25       B+/Ba2    LPL Holdings, Inc., 2017 Term Loan,
                                               6/28/17                                                $    1,795,435
--------------------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.1%
       1,860,263          3.75     BBB-/Ba2    MSCI, Inc., Term B1 Loan, 3/14/17                      $    1,857,938
                                                                                                      --------------
                                               Total Diversified Financials                           $   17,373,961
--------------------------------------------------------------------------------------------------------------------
                                               INSURANCE -- 0.3%
                                               Insurance Brokers -- 0.3%
       4,193,866          3.37        NR/NR    Alliant Holdings I, Inc., Term Loan,
                                               8/21/14                                                $    4,026,112
       4,076,800          6.75         B/NR    HUB International Holdings, Additional
                                               Term Loan, 6/13/14                                          4,000,360
         514,675          2.87         B/NR    HUB International Holdings, Delayed Draw
                                               Term Loan, 6/13/14                                            477,361
       2,289,599          2.87         B/NR    HUB International Holdings, Initial Term
                                               Loan, 6/13/14                                               2,123,603
       2,944,900          7.00         B/B2    USI Holdings Corp., Series C Term Loan,
                                               5/5/14                                                      2,849,191
       2,381,474          2.74         B/B2    USI Holdings Corp., Tranche B Term Loan,
                                               5/5/14                                                      2,260,912
                                                                                                      --------------
                                                                                                      $   15,737,539
--------------------------------------------------------------------------------------------------------------------
                                               Multi-Line Insurance -- 0.0%
       1,320,371          4.54         B/NR    AmWINS Group, Inc., Initial Term Loan,
                                               6/8/13                                                 $    1,274,158
                                                                                                      --------------
                                               Total Insurance                                        $   17,011,697
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    75

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 0.1%
                                               Real Estate Development -- 0.1%
       3,023,950          7.50        B/Ba3    Ozburn-Hessey Logistics, 1st Lien Term
                                               Loan, 4/8/16                                          $    2,706,435
                                                                                                     --------------
                                               Total Real Estate                                     $    2,706,435
--------------------------------------------------------------------------------------------------------------------
                                               SOFTWARE & SERVICES -- 0.3%
                                               Application Software -- 0.1%
       1,389,502          5.25       BB-/NR    Vertafore, Inc., 1st Lien Term Loan,
                                               7/29/16                                               $    1,340,870
       1,517,375          4.00        NR/NR    NDS Group Plc, Tranche B Term Loan,
                                               3/12/18                                                    1,458,577
       2,668,313          4.50        NR/NR    Verint Systems, Inc., 2011 Term Loan,
                                               10/29/17                                                   2,604,940
       4,089,767          3.24        B/Ba3    Nuance Communications, Inc., Term C
                                               Loan, 3/31/16                                              3,987,531
                                                                                                     --------------
                                                                                                     $    9,391,918
--------------------------------------------------------------------------------------------------------------------
                                               Data Processing & Outsourced Services -- 0.1%
       2,024,550          5.25     BBB-/Ba1    Fidelity National Information, Term B
                                               Loan, 7/18/16                                          $    2,027,081
       1,528,214          4.23       BB-/B1    First Data Corp., 2018 Dollar Term Loan,
                                               3/24/18                                                     1,262,209
         162,633          2.98       BB-/B1    First Data Corp., Non-Extending Term
                                               Loan, 9/24/14                                                 142,677
                                                                                                      --------------
                                                                                                      $    3,431,967
--------------------------------------------------------------------------------------------------------------------
                                               Systems Software -- 0.1%
         897,750          3.75      BB-/Ba2    Reynolds & Reynolds Co., Tranche B Term
                                               Loan, 4/21/18                                          $      879,795
       2,944,147          6.75        B+/B1    Telcordia Technologies, Term Loan,
                                               4/30/16                                                     2,922,066
                                                                                                      --------------
                                                                                                      $    3,801,861
                                                                                                      --------------
                                               Total Software & Services                              $   16,625,746
--------------------------------------------------------------------------------------------------------------------
                                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                               Communications Equipment -- 0.1%
       2,975,050          5.00       BB/Ba2    CommScope, Inc., Term Loan, 1/14/18                    $    2,919,268
--------------------------------------------------------------------------------------------------------------------
                                               Electronic Components -- 0.2%
       1,622,840          2.49       NR/Ba1    Flextronics Semiconductors, A1A Delayed
                                               Draw Term Loan, 10/1/14                                $    1,574,155
         778,045          2.49       NR/Ba1    Flextronics Semiconductors, A2 Delayed
                                               Draw Term Loan, 10/1/14                                       754,703
         907,719          2.47       NR/Ba1    Flextronics Semiconductors, A3 Delayed
                                               Draw Term Loan, 10/1/14                                       880,487
       5,794,797          2.47       NR/Ba1    Flextronics Semiconductors, Closing Date
                                               Term A Loan, 10/1/14                                        5,629,646

The accompanying notes are an integral part of these financial statements.

76    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Electronic Components -- (continued)
         432,375          2.74        NR/NR    Generac Acquisition Corp., 1st Lien Term
                                               Loan, 11/10/13                                         $      421,360
       1,771,613          5.00        NR/NR    Scitor Corp., Term Loan, 2/15/17                            1,632,836
                                                                                                      --------------
                                                                                                      $   10,893,187
                                                                                                      --------------
                                               Total Technology Hardware
                                               & Equipment                                            $   13,812,455
--------------------------------------------------------------------------------------------------------------------
                                               SEMICONDUCTORS -- 0.3%
                                               Semiconductor Equipment -- 0.2%
       8,528,625          4.25       B+/Ba3    Aeroflex, Inc., Tranche B Term Loan,
                                               5/9/18                                                 $    8,258,552
       4,420,769          4.47        B-/NR    Freescale Semiconductor, Inc., Extended
                                               Maturity Term Loan, 12/1/16                                 4,061,581
                                                                                                      --------------
                                                                                                      $   12,320,133
--------------------------------------------------------------------------------------------------------------------
                                               Semiconductors -- 0.1%
       2,481,250          4.00        NR/NR    Microsemi Corp., New Term Loan,
                                               11/2/17                                                $    2,470,395
                                                                                                      --------------
                                               Total Semiconductors                                   $   14,790,528
--------------------------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION SERVICES -- 0.1%
                                               Integrated Telecommunication Services -- 0.1%
         993,997          2.69      BB-/Ba3    West Corp., Term B2 Loan, 10/24/13                     $      966,972
       2,604,248          4.57      BB-/Ba3    West Corp., Term B4 Loan, 7/15/16                           2,526,121
       3,109,194          4.57      BB-/Ba3    West Corp., Term B5 Loan, 7/15/16                           3,015,919
                                                                                                      --------------
                                                                                                      $    6,509,012
                                                                                                      --------------
                                               Total Telecommunication Services                       $    6,509,012
--------------------------------------------------------------------------------------------------------------------
                                               UTILITIES -- 0.5%
                                               Electric Utilities -- 0.1%
       9,872,530          4.75     BBB-/Ba1    Texas Competitive Electric Holdings Co.,
                                               2017 Term Loan, 10/10/17                               $    6,648,537
--------------------------------------------------------------------------------------------------------------------
                                               Independent Power Producers & Energy Traders -- 0.4%
       7,482,400          4.25      BB+/Ba1    AES Corp., Initial Term Loan, 6/1/18                   $    7,330,414
       5,567,025          4.50        B+/B1    Calpine Corp., Term Loan, 4/1/18                            5,278,931
       4,832,888          4.00     BB+/Baa3    NRG Energy, Inc., Term Loan, 7/1/18                         4,715,323
                                                                                                      --------------
                                                                                                      $   17,324,668
                                                                                                      --------------
                                               Total Utilities                                        $   23,973,205
--------------------------------------------------------------------------------------------------------------------
                                               TOTAL SENIOR FLOATING
                                               RATE LOAN INTERESTS
                                               (Cost $634,570,813)                                    $  609,654,898
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    77

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               TEMPORARY CASH INVESTMENTS -- 5.6%
                                               Repurchase Agreements -- 0.6%
       5,785,000                     NR/Aaa    Barclays Plc, 0.03%, dated 9/30/11,
                                               repurchase price of $5,785,000 plus
                                               accrued interest on 10/3/11
                                               collateralized by $5,900,700
                                               Freddie Mac Giant, 5.0%, 9/1/41                        $    5,785,000
       5,785,000                     NR/Aaa    Deutsche Bank AG, 0.01%, dated
                                               9/30/11, repurchase price of
                                               $5,785,000 plus accrued interest on
                                               10/3/11 collateralized by the following:
                                                $3,651,369 U.S. Treasury Strip, 0.0%,
                                                 2/15/25 - 11/15/40
                                                $262,486 U.S. Treasury Notes,
                                                 1.375 - 1.5%, 2/15/13 - 7/31/16
                                                $2,745,622 U.S. Treasury Bonds,
                                                 2.125 - 2.375%,
                                                 1/15/25 - 2/15/41                                         5,785,000
       5,785,000                     NR/Aaa    JPMorgan, Inc., 0.00%, dated 9/30/11,
                                               repurchase price of $5,785,000 plus
                                               accrued interest on 10/3/11
                                               collateralized by $5,901,013 U.S.
                                               Treasury Notes, 2.25%, 7/31/18                              5,785,000
       5,785,000                     NR/Aaa    RBC Capital Markets Corp., 0.03%,
                                               dated 9/30/11, repurchase price of
                                               $5,785,000 plus accrued interest on
                                               10/3/11 collateralized by $5,900,701
                                               Federal National Mortgage Association
                                               (ARM), 3.278%, 4/1/41                                       5,785,000
       5,785,000                     NR/Aaa    TD Securities, Inc., 0.04%, dated
                                               9/30/11, repurchase price of
                                               $5,785,000 plus accrued interest on
                                               10/3/11 collateralized by $5,900,794
                                               U.S. Treasury Notes, 1.375%, 5/15/13                        5,785,000
                                                                                                      --------------
                                               Total Repurchase Agreements                            $   28,925,000
--------------------------------------------------------------------------------------------------------------------
                                               SECURITIES LENDING COLLATERAL -- 5.0% (c)
                                               Certificates of Deposit:
       5,576,792                               Bank of Montreal Chicago, 0.18%,
                                               10/20/11                                               $    5,578,828
       5,578,530                               Bank of Montreal Chicago, 0.38%,
                                               9/26/12                                                     5,578,828
       5,576,312                               Bank of Nova Scotia, 0.32%, 10/11/12                        5,578,828
       1,395,586                               Bank of Nova Scotia Houston, 0.54%,
                                               6/11/12                                                     1,395,981
       6,969,825                               Canadian Imperial Bank of Commerce NY,
                                               0.21%, 10/3/11                                              6,973,535

The accompanying notes are an integral part of these financial statements.

78    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Certificates of Deposit -- (continued)
       6,969,657                               Dnb Nor Bank ASA NY, 0.22%, 11/14/11                   $    6,973,109
       6,272,523                               JPMorgan Chase Bank NA, 0.28%,
                                               5/18/12                                                     6,276,181
       3,484,821                               National Australia Bank NY, 0.27%,
                                               10/19/11                                                    3,486,754
       4,880,970                               National Australia Bank NY, 0.31%,
                                               1/9/12                                                      4,881,474
       7,669,932                               RaboBank Nederland, 0.32%, 4/2/12                           7,671,713
       3,485,685                               Royal Bank of Canada NY, 0.48%,
                                               10/1/12                                                     3,486,767
       6,966,397                               Skandinav Enskilda Bank NY, 0.33%,
                                               11/9/11                                                     6,973,682
       2,787,210                               Wachovia Corp., 0.38%, 10/15/11                             2,789,502
       2,092,236                               Wachovia Corp., 0.48%, 3/1/12                               2,093,065
       6,971,910                               Westpac Banking Corp., NY, 0.33%,
                                               12/6/11                                                     6,973,535
                                                                                                      --------------
                                                                                                      $   76,711,782
--------------------------------------------------------------------------------------------------------------------
                                               Commercial Paper:
       2,787,533                               American Honda Finance, 0.30%,
                                               1/11/12                                                $    2,789,414
       1,667,951                               Chariot Funding LLC, 0.16%, 10/17/11                        1,667,951
       5,578,729                               Chariot Funding LLC, 0.16%, 10/5/11                         5,578,729
       4,881,108                               Chariot Funding LLC, 0.15%, 10/19/11                        4,881,108
       2,230,253                               Commonwealth Bank of Australia, 0.28%,
                                               12/15/11                                                    2,230,253
       4,249,263                               Commonwealth Bank of Australia, 0.39%,
                                               2/23/12                                                     4,249,263
       3,486,581                               Falcon Asset Securitization Co., LLC,
                                               0.16%, 10/13/11                                             3,486,581
       6,973,349                               Falcon Asset Securitization Co., LLC,
                                               0.16%, 10/7/11                                              6,973,349
       3,200,265                               Federal Farm Credit, 0.18%, 8/20/12                         3,200,955
       5,016,726                               General Electric Capital Corp., 0.37%,
                                               4/10/12                                                     5,020,912
         696,336                               General Electric Capital Corp., 0.42%,
                                               7/27/12                                                       696,876
         766,892                               General Electric Capital Corp., 0.48%,
                                               11/21/11                                                      767,299
       3,486,731                               National Australia Funding Delaware, Inc.,
                                               0.19%, 10/3/11                                              3,486,731
       6,273,531                               Nestle Capital Corp., 0.19%, 12/20/11                       6,273,531
       5,574,489                               Nordea NA, 0.28%, 1/9/12                                    5,574,489
       4,470,928                               Old Line Funding LLC, 0.17%, 10/5/11                        4,470,928
       2,092,001                               Old Line Funding LLC, 0.17%, 10/7/11                        2,092,001

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    79

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Commercial Paper - (continued)
       5,578,112                               Procter & Gamble, 0.14%, 11/3/11                       $    5,578,112
       3,484,132                               Royal Bank of Canada, 0.30%, 10/1/12                        3,486,767
       4,183,746                               Sanofi Aventis SA, 0.17%, 10/20/11                          4,183,746
       1,548,816                               Straight-A Funding LLC, 0.19%,
                                               12/9/2011                                                   1,548,816
       6,971,862                               Svenska HandelsBanken, 0.38%,
                                               6/29/12                                                    6,973,535
       3,739,573                               Thunderbay Funding LLC, 0.17%,
                                               10/12/11                                                    3,739,573
       2,793,403                               Thunderbay Funding LLC, 0.18%,
                                               10/5/2011                                                   2,793,403
       1,394,085                               Thunderbay Funding LLC, 0.22%,
                                               12/13/11                                                    1,394,085
       2,788,306                               Thunderbay Funding LLC,
                                               0.22%,12/5/11                                               2,788,306
       3,486,436                               Variable Funding Capital Co., LLC, 0.19%,
                                               10/19/11                                                    3,486,436
       3,485,405                               Variable Funding Capital Co., LLC, 0.21%,
                                               12/7/11                                                     3,485,405
       1,394,229                               Wells Fargo & Co., 0.34%, 1/24/12                           1,395,133
                                                                                                      --------------
                                                                                                      $  104,293,687
--------------------------------------------------------------------------------------------------------------------
                                               Tri-party Repurchase Agreements:
       6,973,535                               Merrill Lynch, Inc., 0.04%, dated
                                               9/30/11, repurchase price of
                                               $6,973,535 plus accrued interest on
                                               10/3/11 collateralized by the following:
                                                $1,374,920 U.S. Treasury Bond, 5.0%,
                                                 5/15/37
                                                $5,738,094 U.S. Treasury Note,
                                                 1.75%, 5/31/16                                       $    6,973,535
      27,963,317                               RBS Securities, Inc., 0.05%, dated
                                               9/30/11, repurchase price of
                                               $27,963,317 plus accrued interest on
                                               10/3/11 collateralized by $28,523,258
                                               Federal Home Loan Mortgage Corp.,
                                               0.0%, 3/30/12 - 6/30/12                                    27,963,317
       2,789,414                               Barclays Capital Markets, 0.05%, dated
                                               9/30/11, repurchase price of
                                               $2,789,414 plus accrued interest on
                                               10/3/11 collateralized by $2,845,203
                                               U.S. Treasury Notes, 3.125 - 3.625%,
                                               2/15/21 - 5/15/21                                           2,789,414
                                                                                                      --------------
                                                                                                      $   37,726,266
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80    Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
                   Rate (d)      Ratings
Shares             (unaudited)   (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               Money Market Mutual Funds:
      10,460,302                               Dreyfus Preferred Money Market Fund                    $   10,460,302
      10,460,302                               Fidelity Prime Money Market Fund                           10,460,302
                                                                                                      --------------
                                                                                                      $   20,920,604
                                                                                                      --------------
                                               Total Securities Lending Collateral                    $  239,652,339
--------------------------------------------------------------------------------------------------------------------
                                               TOTAL TEMPORARY CASH INVESTMENTS
                                               (Cost $268,577,339)                                    $  268,577,339
--------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENT IN SECURITIES -- 101.6%
                                               (Cost $4,914,455,661) (a)                              $4,909,468,735
--------------------------------------------------------------------------------------------------------------------
                                               OTHER ASSETS AND
                                               LIABILITIES -- (1.6)%                                  $  (75,370,335)
--------------------------------------------------------------------------------------------------------------------
                                               TOTAL NET ASSETS -- 100.0%                             $4,834,098,400
====================================================================================================================

*        Non-income producing security.

+        Rounds to less than 0.1%.

(G.D.R.) Global Depositary Receipts

NR       Not rated by either S&P or Moody's.

WR       Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2011, the value of these securities amounted to $285,426,223 or 5.9% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At September 30, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $4,915,961,385 was as follows:

           Aggregate gross unrealized gain for all investments in which there is an
             excess of value over tax cost                                             $ 181,546,046
           Aggregate gross unrealized loss for all investments in which there is an
             excess of tax cost over value                                             (188,038,696)
                                                                                       -------------
           Net unrealized loss                                                         $ (6,492,650)
                                                                                       =============

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    81

(b)      At September 30, 2011, the following securities were out on loan:

-------------------------------------------------------------------------------------------------
         Principal
         Amount ($)    Security                                                       Value
-------------------------------------------------------------------------------------------------
          1,419,000    Alcoa, Inc., 6.15%, 8/15/20                                    $ 1,437,447
            221,000    American Express Bank FSB, 5.5%, 4/16/13                           233,310
          3,000,000    ArcelorMittal, 5.25%, 8/5/20                                     2,680,500
          7,000,000    ArcelorMittal, 5.5%, 3/1/21                                      6,272,700
          1,779,000    Arch Coal, Inc., 7.0%, 6/15/19                                   1,690,050
          7,100,000    Ardagh Packaging Finance Plc, 9.125%, 10/15/20                   6,390,000
            898,000    Banco de Credito del Peru, 5.375%, 9/16/20                         848,610
          1,980,000    Blue Merger Sub, Inc., 7.625%, 2/15/19                           1,673,100
             49,000    BM&FBovespa SA, 5.5%, 7/16/20                                       48,206
          1,070,000    Braskem Finance, Ltd., 7.375%, 12/31/99                          1,011,150
            420,000    Bumi Investment Pte, Ltd., 10.75%, 10/6/17                         382,200
          3,767,000    Burger King Corp., 9.875%, 10/15/18                              3,880,010
          1,885,000    Canadian Natural Resources, 5.9%, 2/1/18                         2,206,016
          2,806,000    Cemex SAB de CV, 5.300667%, 9/30/15                              1,683,600
          4,108,000    Credit Agricole SA, 8.375%, 12/13/49                             3,235,050
          3,635,000    Cricket Communications, Inc., 7.75%, 10/15/20                    3,162,450
          3,000,000    Delta Air Lines, Inc., 4.95%, 11/23/19                           2,908,800
            195,000    Delta Air Lines, Inc., 7.779%, 1/2/12                              195,721
          3,089,000    Georgia-Pacific LLC, 5.4%, 11/1/20                               3,142,440
         11,013,500    Hologic, Inc., 2.0%, 12/15/37                                   11,384,655
          1,542,000    Hypermarcas SA, 6.5%, 4/20/21                                    1,403,220
          4,750,000    James River Coal Co., 3.125%, 3/15/18                            3,058,050
          3,375,000    Macquarie Group, Ltd., 6.25%, 1/14/21                            3,191,063
          5,000,000    Mega Advance Investments, 5.0%, 5/12/21                          4,787,500
          3,357,000    Mentor Graphics Corp., 4.0%, 4/1/31                              3,050,506
          2,000,000    Metinvest BV, 10.25%, 5/20/15                                    1,860,000
             79,000    MetroPCS Wireless, Inc., 6.625%, 11/15/20                           69,520
          5,510,000    MetroPCS Wireless, Inc., 7.875%, 9/1/18                          5,344,700
          4,000,000    Mueller Water Products, 7.375%, 6/1/17                           3,120,000
            500,000    Niska Gas Storage US LLC, 8.875%, 3/15/18                          495,000
          2,176,000    PAETEC Holding Corp., 9.5%, 7/15/15                              2,263,040
             64,000    Quicksilver Resources, Inc., 7.125%, 4/1/16                         56,320
             23,800    Qwest Corp., 7.375%, 6/1/51                                        597,142
            200,000    Reliance Holdings USA, Inc., 4.5%, 10/19/20                        183,520
            844,000    Scientific Games International, Inc., 9.25%, 6/15/19 (144A)        850,330
          9,000,000    U.S. Treasury Bonds, 2.75%, 2/15/19                              9,784,800
          3,000,000    U.S. Treasury Bonds, 5.25%, 11/15/28                             4,089,000
         23,000,000    U.S. Treasury Notes, 4.375%, 11/15/39                           29,568,800
          5,000,000    U.S. Treasury Notes, 4.375%, 2/15/38                             6,387,500
         11,000,000    U.S. Treasury Notes, 4.5%, 2/15/36                              14,242,800
         11,000,000    U.S. Treasury Notes, 4.5%, 5/15/38                              14,327,500

The accompanying notes are an integral part of these financial statements.

82    Pioneer Strategic Income Fund | Annual Report | 9/30/11

-------------------------------------------------------------------------------------------------
         Principal
         Amount ($)    Security                                                      Value
-------------------------------------------------------------------------------------------------
         25,250,000    U.S. Treasury Notes, 4.5%, 8/15/39                            $ 33,049,725
         19,000,000    U.S. Treasury Notes, 5.375%, 2/15/31                            26,727,300
          5,800,000    Vedenta Resources Plc, 9.5%, 7/18/18 (144A)                      5,046,000
          3,100,000    Vertellus Specialties, 9.375%, 10/1/15                           2,712,500
            650,000    Vip Fin, 9.125%, 4/30/18 (144A)                                    627,250
          1,000,000    Vishay Intertechnology, Inc., 2.25%, 5/15/41                       665,000
          1,000,000    Voto-Votorantim Over, 6.625%, 9/25/19                              990,000
             51,000    XL Group Plc, 6.5%, 3/29/49                                         40,035
-------------------------------------------------------------------------------------------------
                       Total                                                         $233,054,136
=================================================================================================

(c)       Securities lending collateral is managed by Credit Suisse AG, New York
          Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)       Security is in default and is non-income producing.

(f) Security issued with a zero coupon. Income is recognized through accretion of discount.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD       Australian Dollar
BRL       Brazilian Real
CAD       Canadian Dollar
CNY       Chinese Yuan
DKK       Danish Kroner
EURO      Euro
GBP       British Pound Sterling
IDR       Indonesian Rupiah
NOK       Norwegian Krone
SEK       Swedish Krone
SGD       Singapore Dollar
TRY       Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2011 were as follows:

--------------------------------------------------------------------------------
                                              Purchases           Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities          $   49,043,498      $   75,980,925
Other Long-Term Securities                    $3,032,993,060      $1,380,669,492

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (including the Fund's own
               assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    83

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (see
Note 1A) are categorized as Level 3.

The following is a summary of the inputs used as of September 30, 2011, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------
                                       Level 1        Level 2           Level 3    Total
-------------------------------------------------------------------------------------------------
Convertible Corporate Bonds            $        --    $  200,517,472       $ --    $  200,517,472
Preferred Stocks                        67,847,241         6,704,136         --        74,551,377
Common Stock                               998,727           387,102         --         1,385,829
Asset Backed Securities                         --       232,068,748         --       232,068,748
Collateralized Mortgage Obligations             --       609,730,577         --       609,730,577
Corporate Bonds                                 --     2,043,316,192         --     2,043,316,192
U.S. Government Agency Obligations              --       293,970,890         --       293,970,890
Foreign Government Bonds                        --       259,436,449         --       259,436,449
Municipal Bonds                                 --       316,258,964         --       316,258,964
Senior Floating Rate Loan Interests             --       609,654,898         --       609,654,898
Repurchase Agreements                           --        66,651,266         --        66,651,266
Temporary Cash Investments                      --       181,005,469         --       181,005,469
Money Market Mutual Funds               20,920,604                --         --        20,920,604
-------------------------------------------------------------------------------------------------
   Total                               $89,766,572    $4,819,702,163       $ --    $4,909,468,735
=================================================================================================
Other Financial Instruments*           $ 4,456,064    $    2,882,372       $ --    $    7,338,436
-------------------------------------------------------------------------------------------------

* Other financial instruments include futures contracts and foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.

84    Pioneer Strategic Income Fund | Annual Report | 9/30/11

Statement of Assets and Liabilities | 9/30/11

ASSETS:
  Investment in securities, at value (including securities loaned of
   $233,054,136) (cost $4,914,455,661)                                     $4,909,468,735
  Cash                                                                         30,198,045
  Futures Collateral                                                            4,125,310
  Foreign currencies, at value (cost $93,585,081)                              91,399,718
  Receivables --
   Investment securities sold                                                   6,131,757
   Fund shares sold                                                            24,753,250
   Variation margin                                                               615,524
   Forward foreign currency portfolio hedge contracts, open-net                 2,882,372
   Dividends, interest and foreign taxes withheld                              62,109,499
  Other                                                                           104,188
-----------------------------------------------------------------------------------------
     Total assets                                                          $5,131,788,398
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                         $   23,748,763
   Fund shares repurchased                                                     26,259,508
   Dividends                                                                    7,031,346
   Upon return of securities loaned                                           239,652,339
  Due to affiliates                                                               601,425
  Accrued expenses                                                                396,617
-----------------------------------------------------------------------------------------
     Total liabilities                                                     $  297,689,998
-----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $4,793,531,609
  Undistributed net investment income                                           6,493,912
  Accumulated net realized gain on investments and foreign currency
   transactions                                                                34,411,511
  Net unrealized loss on investments                                           (4,986,926)
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                       192,230
  Net unrealized gain on futures contracts                                      4,456,064
-----------------------------------------------------------------------------------------
     Total net assets                                                      $4,834,098,400
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,609,361,622/151,338,365 shares)                     $        10.63
  Class B (based on $59,824,241/5,708,237 shares)                          $        10.48
  Class C (based on $1,024,253,946/98,396,424 shares)                      $        10.41
  Class R (based on $171,917,907/15,912,338 shares)                        $        10.80
  Class Y (based on $1,910,764,360/179,613,662 shares)                     $        10.64
  Class Z (based on $57,976,324/5,457,625 shares)                          $        10.62
MAXIMUM OFFERING PRICE:
  Class A ($10.63 [divided by] 95.5%)                                      $        11.13
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    85

Statement of Operations

For the Year Ended 9/30/11

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $63,808)              $  257,293,356
  Dividends                                                             1,727,728
  Income from securities loaned, net                                      292,306
----------------------------------------------------------------------------------------------------
     Total investment income                                                          $  259,313,390
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $   23,969,054
  Transfer agent fees and expenses
   Class A                                                                974,961
   Class B                                                                110,694
   Class C                                                                395,177
   Class R                                                                 19,584
   Class Y                                                                 94,190
   Class Z                                                                 47,164
  Distribution fees
   Class A                                                              3,836,439
   Class B                                                                797,666
   Class C                                                              9,629,507
   Class R                                                                834,165
  Shareholder communications expense                                    4,237,593
  Administrative reimbursements                                         1,276,888
  Custodian fees                                                          205,284
  Registration fees                                                       430,797
  Professional fees                                                       175,380
  Printing expense                                                        181,815
  Fees and expenses of nonaffiliated Trustees                             138,585
  Miscellaneous                                                           373,715
----------------------------------------------------------------------------------------------------
     Total expenses                                                                   $   47,728,658
----------------------------------------------------------------------------------------------------
       Net investment income                                                          $  211,584,732
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTION, FUTURES CONTRACTS, AND FOREIGN CURRENCY
TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                     $   63,337,744
   Class action                                                           276,037
   Futures contracts                                                  (30,507,957)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                      1,035,600     $   34,141,424
----------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                     $ (203,671,323)
   Futures contracts                                                    6,048,460
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                     (1,919,359)    $ (199,542,222)
----------------------------------------------------------------------------------------------------
  Net loss on investments, class action, futures contracts, and
   foreign currency transactions                                                      $ (165,400,798)
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $   46,183,934
====================================================================================================

The accompanying notes are an integral part of these financial statements.

86    Pioneer Strategic Income Fund | Annual Report | 9/30/11

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------
                                                                      Year Ended             Year Ended
                                                                      9/30/11                9/30/10
-----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                 $  211,584,732         $  132,473,770
Net realized gain on investments, class action, futures contracts,
  and foreign currency transactions                                       34,141,424             27,844,660
Change in net unrealized gain (loss) on investments, futures
  contracts and foreign currency transactions                           (199,542,222)           154,443,782
-----------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations               $   46,183,934         $  314,762,212
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.55 and $0.55 per share, respectively)                  $  (76,307,870)        $  (58,584,140)
   Class B ($0.45 and $0.46 per share, respectively)                      (3,358,860)            (4,660,247)
   Class C ($0.47 and $0.47 per share, respectively)                     (41,332,974)           (32,865,736)
   Class R ($0.53 and $0.53 per share, respectively)                      (7,801,591)            (6,582,786)
   Class Y ($0.59 and $0.60 per share, respectively)                     (77,763,921)           (21,365,623)
   Class Z ($0.58 and $0.59 per share, respectively)                      (2,825,569)            (1,503,018)
Net realized gain:
   Class A ($0.03 and $0.00 per share, respectively)                      (4,261,936)                    --
   Class B ($0.03 and $0.00 per share, respectively)                        (288,810)                    --
   Class C ($0.03 and $0.00 per share, respectively)                      (2,800,426)                    --
   Class R ($0.03 and $0.00 per share, respectively)                        (466,520)                    --
   Class Y ($0.03 and $0.00 per share, respectively)                      (3,390,136)                    --
   Class Z ($0.03 and $0.00 per share, respectively)                        (132,863)                    --
-----------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                               $ (220,731,476)        $ (125,561,550)
-----------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                          $3,050,026,749         $1,665,913,566
Reinvestment of distributions                                            142,592,493             89,294,211
Cost of shares repurchased                                            (1,414,646,535)          (674,806,789)
-----------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                          $1,777,972,707         $1,080,400,988
-----------------------------------------------------------------------------------------------------------
   Net increase in net assets                                         $1,603,425,165         $1,269,601,650
NET ASSETS:
Beginning of year                                                      3,230,673,235          1,961,071,585
-----------------------------------------------------------------------------------------------------------
End of year                                                           $4,834,098,400         $3,230,673,235
-----------------------------------------------------------------------------------------------------------
Undistributed net investment income                                   $    6,493,912         $    3,813,933
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    87

-----------------------------------------------------------------------------------------------------
                                   '11 Shares      '11 Amount         '10 Shares      '10 Amount
-----------------------------------------------------------------------------------------------------
Class A
Shares sold                         80,576,901     $  889,307,951      69,601,760     $  736,510,353
Reinvestment of distributions        6,374,664         70,105,299       4,564,355         48,378,435
Less shares repurchased            (63,236,119)      (694,349,158)    (35,555,086)      (375,317,357)
-----------------------------------------------------------------------------------------------------
   Net increase                     23,715,446     $  265,064,092      38,611,029     $  409,571,431
=====================================================================================================
Class B
Shares sold or exchanged               390,970     $    4,263,903       1,224,011     $   12,575,703
Reinvestment of distributions          275,939          2,993,821         303,739          3,165,806
Less shares repurchased             (3,905,767)       (42,419,019)     (3,226,915)       (33,527,370)
-----------------------------------------------------------------------------------------------------
   Net decrease                     (3,238,858)    $  (35,161,295)     (1,699,165)    $  (17,785,861)
=====================================================================================================
Class C
Shares sold                         31,274,057     $  337,505,373      30,907,889     $  319,091,214
Reinvestment of distributions        2,592,055         27,898,918       1,785,506         18,530,969
Less shares repurchased            (16,336,600)      (175,888,613)    (10,680,620)      (110,393,559)
-----------------------------------------------------------------------------------------------------
   Net increase                     17,529,512     $  189,515,678      22,012,775     $  227,228,624
=====================================================================================================
Class R
Shares sold                          5,751,079     $   64,422,038       6,004,896     $   64,442,823
Reinvestment of distributions          676,398          7,557,368         556,881          5,992,982
Less shares repurchased             (4,378,993)       (48,966,639)     (3,775,817)       (40,473,994)
-----------------------------------------------------------------------------------------------------
   Net increase                      2,048,484     $   23,012,767       2,785,960     $   29,961,811
=====================================================================================================
Class Y
Shares sold                        155,489,899     $1,713,867,950      47,460,335     $  504,957,105
Reinvestment of distributions        2,875,308         31,614,294       1,166,012         12,421,104
Less shares repurchased            (39,101,257)      (429,017,644)    (10,464,806)      (110,820,965)
-----------------------------------------------------------------------------------------------------
   Net increase                    119,263,950     $1,316,464,600      38,161,541     $  406,557,244
=====================================================================================================
Class Z
Shares sold                          3,683,162     $   40,659,534       2,687,357     $   28,336,368
Reinvestment of distributions          220,481          2,422,793          75,775            804,915
Less shares repurchased             (2,194,293)       (24,005,462)       (403,902)        (4,273,544)
-----------------------------------------------------------------------------------------------------
   Net increase                      1,709,350     $   19,076,865       2,359,230     $   24,867,739
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

88    Pioneer Strategic Income Fund | Annual Report | 9/30/11

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------
                                                        Year           Year           Year         Year          Year
                                                        Ended          Ended          Ended        Ended         Ended
                                                        9/30/11        9/30/10        9/30/09      9/30/08       9/30/07
--------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                    $    10.99     $    10.22     $   9.76     $  10.46      $  10.33
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                  $     0.55     $     0.59     $   0.64     $   0.58      $   0.50
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions              (0.33)          0.73         0.71        (0.64)         0.14
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations    $    0.22      $     1.32     $   1.35     $ ( 0.06)     $   0.64
Distributions to shareowners:
 Net investment income                                       (0.55)         (0.55)       (0.77)       (0.62)        (0.51)
 Net realized gain                                           (0.03)            --        (0.12)       (0.02)           --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $    (0.36)    $     0.77     $   0.46     $  (0.70)     $   0.13
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    10.63     $    10.99     $  10.22     $   9.76      $  10.46
==========================================================================================================================
Total return*                                                 2.00%         13.29%       15.69%       (0.74)%        6.36%
Ratio of net expenses to average net assets+                  1.06%          1.10%        1.17%        1.14%         1.07%
Ratio of net investment income to average net assets+         5.01%          5.49%        6.81%        5.65%         4.85%
Portfolio turnover rate                                         36%            39%          32%          47%           58%
Net assets, end of period (in thousands)                $1,609,362     $1,403,214     $909,343     $726,719      $626,416
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                 1.06%          1.10%        1.17%        1.14%         1.07%
 Net investment income                                        5.01%          5.49%        6.81%        5.65%         4.85%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid
 indirectly:
 Net expenses                                                 1.06%          1.10%        1.17%        1.14%         1.06%
 Net investment income                                        5.01%          5.49%        6.81%        5.65%         4.86%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/11  89

-----------------------------------------------------------------------------------------------------------------------
                                                        Year          Year         Year         Year          Year
                                                        Ended         Ended        Ended        Ended         Ended
                                                        9/30/11       9/30/10      9/30/09      9/30/08       9/30/07
-----------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                    $  10.83      $  10.06     $   9.62     $  10.30      $  10.18
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                  $   0.46      $   0.48     $   0.54     $   0.50      $   0.41
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            (0.33)         0.75         0.71        (0.63)         0.13
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations    $   0.13      $   1.23     $   1.25     $  (0.13)     $   0.54
Distributions to shareowners:
 Net investment income                                     (0.45)        (0.46)       (0.69)       (0.53)        (0.42)
 Net realized gain                                         (0.03)           --        (0.12)       (0.02)           --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $  (0.35)     $   0.77     $   0.44     $  (0.68)     $   0.12
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  10.48      $  10.83     $  10.06     $   9.62      $  10.30
=======================================================================================================================
Total return*                                               1.21%        12.55%       14.71%       (1.43)%        5.42%
Ratio of net expenses to average net assets+                1.87%         1.86%        1.94%        1.88%         1.89%
Ratio of net investment income to average net assets+       4.22%         4.71%        6.09%        4.88%         4.02%
Portfolio turnover rate                                       36%           39%          32%          47%           58%
Net assets, end of period (in thousands)                $ 59,824      $ 96,942     $107,129     $105,616      $116,432
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                               1.87%         1.86%        1.94%        1.88%         1.89%
 Net investment income                                      4.22%         4.71%        6.09%        4.88%         4.02%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid
 indirectly:
 Net expenses                                               1.87%         1.86%        1.94%        1.88%         1.88%
 Net investment income                                      4.22%         4.71%        6.09%        4.88%         4.03%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

90  Pioneer Strategic Income Fund | Annual Report | 9/30/11

------------------------------------------------------------------------------------------------------------------------
                                                        Year           Year         Year         Year          Year
                                                        Ended          Ended        Ended        Ended         Ended
                                                        9/30/11        9/30/10      9/30/09      9/30/08       9/30/07
------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                    $    10.76     $  10.00     $   9.56     $  10.25      $  10.12
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                  $     0.47     $   0.51     $   0.57     $   0.50      $   0.42
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions              (0.32)        0.72         0.68        (0.64)         0.14
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations    $     0.15     $   1.23     $   1.25     $  (0.14)     $   0.56
Distributions to shareowners:
 Net investment income                                       (0.47)       (0.47)       (0.69)       (0.53)        (0.43)
 Net realized gain                                           (0.03)          --        (0.12)       (0.02)           --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $    (0.35)    $   0.76     $   0.44     $  (0.69)     $   0.13
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    10.41     $  10.76     $  10.00     $   9.56      $  10.25
========================================================================================================================
Total return*                                                 1.33%       12.59%       14.86%       (1.50)%        5.61%
Ratio of net expenses to average net assets+                  1.74%        1.78%        1.85%        1.83%         1.82%
Ratio of net investment income to average net assets+         4.34%        4.80%        6.12%        4.94%         4.09%
Portfolio turnover rate                                         36%          39%          32%          47%           58%
Net assets, end of period (in thousands)                $1,024,254     $870,348     $588,455     $400,974      $404,758
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                 1.74%        1.78%        1.85%        1.83%         1.82%
 Net investment income                                        4.34%        4.80%        6.12%        4.94%         4.09%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid
 indirectly:
 Net expenses                                                 1.74%        1.78%        1.85%        1.83%         1.81%
 Net investment income                                        4.34%        4.80%        6.12%        4.94%         4.10%
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/11  91

----------------------------------------------------------------------------------------------------------------------
                                                        Year         Year         Year         Year          Year
                                                        Ended        Ended        Ended        Ended         Ended
                                                        9/30/11      9/30/10      9/30/09      9/30/08       9/30/07
----------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                    $  11.17     $  10.38     $   9.91     $  10.62      $  10.50
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                  $   0.53     $   0.56     $   0.62     $   0.57      $   0.49
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            (0.34)        0.76         0.73        (0.65)         0.14
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations    $   0.19     $   1.32     $   1.35     $  (0.08)     $   0.63
Distributions to shareowners:
 Net investment income                                     (0.53)       (0.53)       (0.76)       (0.61)        (0.51)
 Net realized gain                                         (0.03)          --        (0.12)       (0.02)           --
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $  (0.37)    $   0.79     $   0.47     $  (0.71)     $   0.12
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  10.80     $  11.17     $  10.38     $   9.91      $  10.62
======================================================================================================================
Total return*                                               1.64%       13.07%       15.45%       (0.92)%        6.08%
Ratio of net expenses to average net assets+                1.35%        1.41%        1.44%        1.33%         1.28%
Ratio of net investment income to average net assets+       4.73%        5.18%        6.58%        5.46%         4.66%
Portfolio turnover rate                                       36%          39%          32%          47%           58%
Net assets, end of period (in thousands)                $171,918     $154,846     $114,962     $101,361      $ 87,204
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                               1.35%        1.41%        1.44%        1.33%         1.28%
 Net investment income                                      4.73%        5.18%        6.58%        5.46%         4.66%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid
 indirectly:
 Net expenses                                               1.35%        1.41%        1.44%        1.33%         1.28%
 Net investment income                                      4.73%        5.18%        6.58%        5.46%         4.66%
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

92  Pioneer Strategic Income Fund | Annual Report | 9/30/11

--------------------------------------------------------------------------------------------------------------------------
                                                        Year           Year         Year           Year          Year
                                                        Ended          Ended        Ended          Ended         Ended
                                                        9/30/11        9/30/10      9/30/09        9/30/08       9/30/07
--------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                    $    11.00     $  10.23     $     9.78     $  10.47      $  10.35
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                  $     0.59     $   0.65     $     0.71     $   0.62      $   0.53
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions              (0.33)        0.72           0.67        (0.63)         0.13
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations    $     0.26     $   1.37     $     1.38     $  (0.01)     $   0.66
Distributions to shareowners:
 Net investment income                                       (0.59)       (0.60)         (0.81)       (0.66)        (0.54)
 Net realized gain                                           (0.03)          --          (0.12)       (0.02)           --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $    (0.36)    $   0.77     $     0.45     $  (0.69)     $   0.12
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    10.64     $  11.00     $    10.23     $   9.78      $  10.47
==========================================================================================================================
Total return*                                                 2.36%       13.75%         16.11%       (0.27)%        6.54%
Ratio of net expenses to average net assets+                  0.72%        0.69%          0.70%        0.68%         0.84%
Ratio of net investment income to average net assets+         5.36%        5.96%          7.25%        6.21%         5.12%
Portfolio turnover rate                                         36%          39%            32%          47%           58%
Net assets, end of period (in thousands)                $1,910,764     $664,149     $  226,994     $ 71,943      $ 30,935
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                 0.72%        0.69%          0.70%        0.68%         0.84%
 Net investment income                                        5.36%        5.96%          7.25%        6.21%         5.12%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid
 indirectly:
 Net expenses                                                 0.72%        0.69%          0.70%        0.68%         0.84%
 Net investment income                                        5.36%        5.96%          7.25%        6.21%         5.12%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/11  93

------------------------------------------------------------------------------------------------------------------------
                                                        Year         Year         Year         Year         7/6/07 (a)
                                                        Ended        Ended        Ended        Ended        to
                                                        9/30/11      9/30/10      9/30/09      9/30/08      9/30/07
------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                    $  10.98     $  10.21     $   9.81     $  10.46     $  10.29
------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income (loss)                           $   0.58     $   0.64     $   0.71     $  (0.13)    $   0.13
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            (0.33)        0.72         0.61         0.16         0.17
------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations               $   0.25     $   1.36     $   1.32     $   0.03     $   0.30
Distributions to shareowners:
 Net investment income                                     (0.58)       (0.59)       (0.80)       (0.66)       (0.13)
 Net realized gain                                         (0.03)          --        (0.12)       (0.02)          --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $  (0.36)    $   0.77     $   0.40     $  (0.65)    $   0.17
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  10.62     $  10.98     $  10.21     $   9.81     $  10.46
========================================================================================================================
Total return*                                               2.30%       13.67%       15.43%        0.17%        2.90%(b)
Ratio of net expenses to average net assets+                0.82%        0.79%        0.80%        0.71%        0.69%**
Ratio of net investment income to average net assets+       5.23%        5.81%        6.96%        6.21%        5.24%**
Portfolio turnover rate                                       36%          39%          32%          47%          58%(b)
Net assets, end of period (in thousands)                $ 57,976     $ 41,175     $ 14,187     $  3,180     $    102
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                               0.82%        0.79%        0.80%        0.71%        0.69%**
 Net investment income                                      5.23%        5.81%        6.96%        6.21%        5.24%**
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid
 indirectly:
 Net expenses                                               0.82%        0.79%        0.80%        0.71%        0.69%**
 Net investment income                                      5.23%        5.81%        6.96%        6.21%        5.24%**
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
(a)   Class Z shares were first publicly offered on July 6, 2007.
(b)   Not annualized.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

94  Pioneer Strategic Income Fund | Annual Report | 9/30/11

Notes to Financial Statements | 9/30/11

1.    Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    95

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply prices for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

      The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

      At September 30, 2011, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally

96 Pioneer Strategic Income Fund | Annual Report | 9/30/11 are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    97

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      At August 31, 2011, the Fund reclassified $486,032 to increase undistributed net investment income and $486,032 to decrease accumulated net realized gain, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

      Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

      The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

--------------------------------------------------------------------------------
                                                            2011            2010
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                     $220,731,476    $125,561,550
Long-term capital gain                                        --              --
--------------------------------------------------------------------------------
   Total                                            $220,731,476    $125,561,550
================================================================================

98    Pioneer Strategic Income Fund | Annual Report | 9/30/11

      The following shows the components of distributable earnings on a federal income tax-basis at September 30, 2011.

--------------------------------------------------------------------------------
                                                                           2011
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                      $ 23,671,989
Undistributed long-term gain                                         33,108,939
Dividends payable                                                    (7,031,346)
Net unrealized loss                                                  (9,182,791)
--------------------------------------------------------------------------------
   Total                                                           $ 40,566,791
================================================================================

      The difference between book-basis and tax-basis net unrealized loss is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on foreign currency and futures contracts, interest on defaulted bonds and interest accruals on preferred stock.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $428,841 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2011. During the year ended September 30, 2011, the Fund recognized gains of $276,037 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends

                   Pioneer Strategic Income Fund | Annual Report | 9/30/11    99
      to Class A, Class B, Class C, Class R, Class Y, and Class Z shares can reflect different transfer agent and distribution expense rates.

G.    Futures Contracts

      The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the year ended September 30, 2011 was 4,095.

      At September 30, 2011, open futures contracts were as follows:

--------------------------------------------------------------------------------------
                          Number of                                     Unrealized
                          Contracts       Settlement                    Appreciation/
Type                      Long/(Short)    Month         Value           (Depreciation)
--------------------------------------------------------------------------------------
U.S. 10 Year Note         (2,322)         12/11         $302,077,803    $(2,468,203)
U.S. 2 Year Note (CBT)      (650)         12/11          143,132,080        186,411
U.S. 5 Year Note (CBT)    (1,793)         12/11          219,614,529        112,063
U.S. Long Bond                53          12/11            7,559,125        348,652
U.S. Ultra Bond              406          12/11           64,401,750      6,277,141
--------------------------------------------------------------------------------------
                                                                        $ 4,456,064
--------------------------------------------------------------------------------------

H.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
      (PIM), is responsible

100    Pioneer Strategic Income Fund | Annual Report | 9/30/11
      for determining that the value of the collateral remains at least equal to the repurchase price.

I.    Securities Lending

      The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2.    Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the year ended September 30, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through February 1, 2012. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

                  Pioneer Strategic Income Fund | Annual Report | 9/30/11    101

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $78,287 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2011.

3.    Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended September 30, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $1,833,724
Class B                                                                   81,811
Class C                                                                  662,740
Class R                                                                  353,313
Class Y                                                                1,245,979
Class Z                                                                   60,026
--------------------------------------------------------------------------------
   Total                                                              $4,237,593
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $472,522 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2011.

4.    Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $50,616 in distribution fees payable to PFD at September 30, 2011.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain

102    Pioneer Strategic Income Fund | Annual Report | 9/30/11
services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2011, CDSCs in the amount of $359,480 were paid to PFD.

5.    Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended September 30, 2011, the Fund's expenses were not reduced under such arrangements.

6.    Forward Foreign Currency Contracts

At September 30, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended September 30, 2011 was $117,840,077. Open portfolio hedges at September 30, 2011 were as follows:

------------------------------------------------------------------------------------------------------
                           Net                                                             Net
                           Contracts to    In Exchange      Settlement                     Unrealized
Currency                   Deliver         For USD          Date          Value            Gain (Loss)
------------------------------------------------------------------------------------------------------
AUD (Australian Dollar)     (4,350,000)    $ (4,455,209)    10/14/11      $ (4,215,093)    $  240,116
EUR (Euro)                  36,250,000      (49,057,850)    10/14/11       (48,653,228)      (404,622)
EUR (Euro)                 (24,810,000)     (35,147,880)    12/15/11       (33,297,228)     1,850,652
EUR (Euro)                 (68,500,000)     (93,121,366)    10/14/11       (91,952,962)     1,168,404
GBP (British Pound)         (1,410,000)      (2,230,197)    12/15/11        (2,202,375)        27,822
------------------------------------------------------------------------------------------------------
   Total                                                                                   $2,882,372
======================================================================================================

                  Pioneer Strategic Income Fund | Annual Report | 9/30/11    103

7.    Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended September 30, 2011, the Fund had no borrowings under this agreement.

8.    Additional Disclosures about Derivative Instruments and Hedging
      Activities:

Values of derivative instruments as of September 30, 2011 were as follows:

------------------------------------------------------------------------------------------------------
Derivatives Not Accounted for
as Hedging Instruments Under            Asset Derivatives 2011           Liabilities Derivatives 2011
Accounting Standards Codification  -------------------------------------------------------------------
(ASC) 815 (formerly FASB             Balance Sheet                      Balance Sheet
Statement 133)                       Location         Value             Location         Value
------------------------------------------------------------------------------------------------------
Interest Rate Futures**              Net Assets --                      Net Assets --
                                     Unrealized                         Unrealized
                                     Appreciation     $ 6,924,267       Depreciation     $ (2,468,203)
Foreign Exchange Contracts*          Receivables        3,286,994       Payables             (404,622)
------------------------------------------------------------------------------------------------------
   Total                                              $10,211,261                        $ (2,872,825)
======================================================================================================

* Foreign exchange contracts are shown as net receivables on the Statement of Assets and Liabilities.

**    Reflects unrealized appreciation/depreciation of futures contracts (see
      Note 1G). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

104    Pioneer Strategic Income Fund | Annual Report | 9/30/11

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2011 was as follows:

-------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                                                                         Change in
Hedging Instruments                                                     Realized         Unrealized
Under Accounting                                                        Loss on          Gain or (Loss)
Standards Codification        Location of Gain or (Loss)                Derivatives      on Derivatives
(ASC) 815 (formerly FASB      On Derivatives Recognized                 Recognized       Recognized
Statement 133)                in Income                                 in Income        in Income
-------------------------------------------------------------------------------------------------------
Interest Rate Futures         Net realized loss on futures contracts    $(30,507,957)
Interest Rate Futures         Change in net unrealized gain                              $6,048,460
                              (loss) on futures contracts
Foreign Exchange Contracts    Net realized gain on forward              $    964,726
                              foreign currency contracts and
                              other assets and liabilities
                              denominated in foreign currencies
Foreign Exchange Contracts    Change in unrealized gain (loss) on                        $3,038,725
                              forward foreign currency contracts
                              and other assets and liabilities
                              denominated in foreign currencies

9. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                  Pioneer Strategic Income Fund | Annual Report | 9/30/11    105

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Strategic Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income Fund (the "Fund"), including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst + Young LLP

Boston, Massachusetts
November 23, 2011

106    Pioneer Strategic Income Fund | Annual Report | 9/30/11

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 65.94% and 5.00%, respectively.

                  Pioneer Strategic Income Fund | Annual Report | 9/30/11    107

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

108    Pioneer Strategic Income Fund | Annual Report | 9/30/11

Interested Trustees

----------------------------------------------------------------------------------
                              Position Held               Length of Service
 Name and Age                 with the Fund               and Term of Office
----------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*      Chairman of the Board,      Trustee since 1999.
                              Trustee and President       Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Trustee and Executive       Trustee since 2007.
                              Vice President              Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------

Interested Trustees

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      Other Directorships
 Name and Age                 Principal Occupation                                                    Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*      Non-Executive Chairman and a director of Pioneer Investment              None
                              Management USA Inc. ("PIM-USA"); Chairman and a director of
                              Pioneer; Chairman and Director of Pioneer Institutional Asset
                              Management, Inc. (since 2006); Director of Pioneer Alternative
                              Investment Management Limited (Dublin); President and a direc-
                              tor of Pioneer Alternative Investment Management (Bermuda)
                              Limited and affiliated funds; Deputy Chairman and a director of
                              Pioneer Global Asset Management S.p.A. ("PGAM") (until April
                              2010); Director of PIOGLOBAL Real Estate Investment Fund (Rus-
                              sia) (until June 2006); Director of Nano-C, Inc. (since 2003);
                              Director of Cole Management Inc. (since 2004); Director of Fidu-
                              ciary Counseling, Inc.; President and Director of Pioneer Funds
                              Distributor, Inc. ("PFD") (until May 2006); President of all of the
                              Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                              Dorr LLP
--------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Director, CEO and President of PIM-USA (since February 2007);            None
                              Director and President of Pioneer and Pioneer Institutional Asset
                              Management, Inc. (since February 2007); Executive Vice Presi-
                              dent of all of the Pioneer Funds (since March 2007); Director of PGAM (2007 - 2010); Head of New Europe Division,
                              PGAM (2000 - 2005); and Head of New Markets Division,
                              PGAM (2005 - 2007)
--------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                    Pioneer Strategic Income Fund | Annual Report | 9/30/11  109

Independent Trustees

----------------------------------------------------------------------------------
                              Position Held               Length of Service
 Name and Age                 with the Fund               and Term of Office
----------------------------------------------------------------------------------
David R. Bock (67)            Trustee                     Trustee since 2005.
                                                          Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------
Mary K. Bush (63)             Trustee                      Trustee since 1999.
                                                          Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------

Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Other Directorships
 Name and Age                 Principal Occupation                                                    Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)            Managing Partner, Federal City Capital Advisors (corporate advi-        Director of Enterprise Com-
                              sory services company) (1997 - 2004 and 2008 - present);                munity Investment, Inc.
                              Interim Chief Executive Officer, Oxford Analytica, Inc. (privately      (privately held affordable
                              held research and consulting company) (2010); Executive Vice            housing finance company)
                              President and Chief Financial Officer, I-trax, Inc. (publicly traded    (1985 - 2010); Director of
                              health care services company) (2004 - 2007); and Executive              Oxford Analytica, Inc. (2008
                              Vice President and Chief Financial Officer, Pedestal Inc. (internet-    - present); Director of The
                              based mortgage trading company) (2000 - 2002)                           Swiss Helvetia Fund, Inc.
                                                                                                      (closed-end fund) (2010 -
                                                                                                      present); and Director of
                                                                                                      New York Mortgage Trust
                                                                                                      (publicly traded mortgage
                                                                                                      REIT) (2004 - 2009)
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)             Chairman, Bush International, LLC (international financial advi-        Director of Marriott Interna-
                              sory firm) (1991 - present); Senior Managing Director, Brock            tional, Inc. (2008 -
                              Capital Group, LLC (strategic business advisors) (2010 -                present); Director of Dis-
                              present); Managing Director, Federal Housing Finance Board              cover Financial Services
                              (oversight of Federal Home Loan Bank system) (1989 - 1991);             (credit card issuer and elec-
                              Vice President and Head of International Finance, Federal               tronic payment services)
                              National Mortgage Association (1988 - 1989); U.S. Alternate             (2007 - present); Former
                              Executive Director, International Monetary Fund (1984 - 1988);          Director of Briggs & Stratton
                              Executive Assistant to Deputy Secretary of the U.S. Treasury,           Co. (engine manufacturer)
                              U.S. Treasury Department (1982 - 1984); and Vice President              (2004 - 2009); Former
                              and Team Leader in Corporate Banking, Bankers Trust Co.                 Director of UAL Corporation
                              (1976 - 1982)                                                           (airline holding company)
                                                                                                      (2006 - 2010); Director of
                                                                                                      ManTech International Cor-
                                                                                                      poration (national security,
-----------------------------------------------------------------------------------------------------------------------------------

110  Pioneer Strategic Income Fund | Annual Report | 9/30/11

----------------------------------------------------------------------------------
                              Position Held               Length of Service
 Name and Age                 with the Fund               and Term of Office
----------------------------------------------------------------------------------
Mary K. Bush (continued)
----------------------------------------------------------------------------------
Benjamin M. Friedman (67)     Trustee                     Trustee since 2008.
                                                          Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Other Directorships
 Name and Age                 Principal Occupation                                                    Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                              defense, and intelligence
                                                                                                      technology firm) (2006 -
                                                                                                      present); Member, Board of
                                                                                                      Governors, Investment Com-
                                                                                                      pany Institute (2007 -
                                                                                                      present); Member, Board of
                                                                                                      Governors, Independent
                                                                                                      Directors Council (2007 -
                                                                                                      present); Former Director of
                                                                                                      Brady Corporation (2000 -
                                                                                                      2007); Former Director of
                                                                                                      Mortgage Guaranty Insur-
                                                                                                      ance Corporation (1991 -
                                                                                                      2006); Former Director of
                                                                                                      Millennium Chemicals, Inc.
                                                                                                      (commodity chemicals)
                                                                                                      (2002 - 2005); Former
                                                                                                      Director, R.J. Reynolds
                                                                                                      Tobacco Holdings, Inc.
                                                                                                      (tobacco) (1999 - 2005);
                                                                                                      and Former Director of
                                                                                                      Texaco, Inc. (1997 - 2001)
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)     William Joseph Maier Professor of Political Economy, Harvard            Trustee, Mellon Institutional
                              University (1972 - present)                                             Funds Investment Trust and
                                                                                                      Mellon Institutional Funds
                                                                                                      Master Portfolio (oversaw
                                                                                                      17 portfolios in fund com-
                                                                                                      plex) (1989 - 2008)
-----------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Strategic Income Fund | Annual Report | 9/30/11
111

----------------------------------------------------------------------------------
                              Position Held               Length of Service
 Name and Age                 with the Fund               and Term of Office
----------------------------------------------------------------------------------
Margaret B.W. Graham (64)     Trustee                     Trustee since 1999.
                                                          Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------
Thomas J. Perna (60)          Trustee                     Trustee since 2006.
                                                          Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------
Marguerite A. Piret (63)      Trustee                     Trustee since 1999.
                                                          Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------
Stephen K. West (83)          Trustee                     Trustee since 1999.
                                                          Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Other Directorships
 Name and Age                 Principal Occupation                                                    Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)     Founding Director, Vice President and Corporate Secretary,              None
                              The Winthrop Group, Inc. (consulting firm) (1982 - present);
                              Desautels Faculty of Management, McGill University (1999 -
                              present); and Manager of Research Operations and Organiza-
                              tional Learning, Xerox PARC, Xerox's Advance Research Center
                              (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)          Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-        Director, Broadridge Finan-
                              ogy products for securities lending industry) (2008 - present);         cial Solutions, Inc. (investor
                              private investor (2004 - 2008); and Senior Executive Vice Presi-        communications and securi-
                              dent, The Bank of New York (financial and securities services)          ties processing provider for
                              (1986 - 2004)                                                           financial services industry)
                                                                                                      (2009 - present); and
                                                                                                      Director, Quadriserv, Inc.
                                                                                                      (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)      President and Chief Executive Officer, Newbury, Piret & Company,        Director of New America
                              Inc. (investment banking firm) (1981 - present)                         High Income Fund, Inc.
                                                                                                      (closed-end investment
                                                                                                      company) (2004 - present);
                                                                                                      and member, Board of Gov-
                                                                                                      ernors, Investment Company
                                                                                                      Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)          Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -              Director, The Swiss Helvetia
                              present); and Partner, Sullivan & Cromwell LLP (prior to 1998)          Fund, Inc. (closed-end
                                                                                                      investment company); and
                                                                                                      Director, AMVESCAP, PLC
                                                                                                      (investment manager)
                                                                                                      (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

112  Pioneer Strategic Income Fund | Annual Report | 9/30/11

Fund Officers

-------------------------------------------------------------------------------
                              Position Held               Length of Service
 Name and Age                 with the Fund               and Term of Office
-------------------------------------------------------------------------------
Christopher J. Kelley (46)    Secretary                   Since 2010. Serves at
                                                          the discretion of the
                                                          Board.
-------------------------------------------------------------------------------
Carol B. Hannigan (50)        Assistant Secretary         Since 2010. Serves at
                                                          the discretion of the
                                                          Board.
-------------------------------------------------------------------------------
Thomas Reyes (48)             Assistant Secretary         Since 2010. Serves at
                                                          the discretion of the
                                                          Board.
-------------------------------------------------------------------------------
Mark E. Bradley (51)          Treasurer                   Since 2008. Serves at
                                                          the discretion of the
                                                          Board.
-------------------------------------------------------------------------------
Luis I. Presutti (46)         Assistant Treasurer         Since 2000. Serves at
                                                          the discretion of the
                                                          Board.
-------------------------------------------------------------------------------
Gary Sullivan (53)            Assistant Treasurer         Since 2002. Serves at
                                                          the discretion of the
                                                          Board.
-------------------------------------------------------------------------------

Fund Officers
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      Other Directorships
 Name and Age                 Principal Occupation                                                    Held by this Officer
--------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)    Vice President and Associate General Counsel of Pioneer since           None
                              January 2008 and Secretary of all of the Pioneer Funds since
                              June 2010; Assistant Secretary of all of the Pioneer Funds from
                              September 2003 to May 2010; and Vice President and Senior
                              Counsel of Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)        Fund Governance Director of Pioneer since December 2006 and             None
                              Assistant Secretary of all the Pioneer Funds since June 2010;
                              Manager -- Fund Governance of Pioneer from December 2003 to
                              November 2006; and Senior Paralegal of Pioneer from January
                              2000 to November 2003
--------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)             Counsel of Pioneer since June 2007 and Assistant Secretary of           None
                              all the Pioneer Funds since June 2010; and Vice President and
                              Counsel at State Street Bank from October 2004 to June 2007
--------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)          Vice President -- Fund Accounting, Administration and Controller-       None
                              ship Services of Pioneer; Treasurer of all of the Pioneer Funds
                              since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
                              Funds from March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)         Assistant Vice President -- Fund Accounting, Administration and         None
                              Controllership Services of Pioneer; and Assistant Treasurer of all
                              of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)            Fund Accounting Manager -- Fund Accounting, Administration              None
                              and Controllership Services of Pioneer; and Assistant Treasurer of
                              all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------

                    Pioneer Strategic Income Fund | Annual Report | 9/30/11
113

--------------------------------------------------------------------------------
                              Position Held               Length of Service
 Name and Age                 with the Fund               and Term of Office
--------------------------------------------------------------------------------
David F. Johnson (31)         Assistant Treasurer         Since 2009. Serves at
                                                          the discretion of the
                                                          Board.
--------------------------------------------------------------------------------
Jean M. Bradley (59)          Chief Compliance            Since 2010. Serves at
                              Officer                     the discretion of the
                                                          Board.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      Other Directorships
 Name and Age                 Principal Occupation                                                    Held by this Officer
--------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)         Fund Administration Manager -- Fund Accounting, Administration          None
                              and Controllership Services since November 2008; Assistant
                              Treasurer of all of the Pioneer Funds since January 2009; and
                              Client Service Manager -- Institutional Investor Services at State
                              Street Bank from March 2003 to March 2007
--------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)          Chief Compliance Officer of Pioneer and of all the Pioneer Funds        None
                              since March 2010; Director of Adviser and Portfolio Compliance
                              at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                              October 2005
--------------------------------------------------------------------------------------------------------------------------

114  Pioneer Strategic Income Fund | Annual Report | 9/30/11

                           This page for your notes.

                  Pioneer Strategic Income Fund | Annual Report | 9/30/11    115

                           This page for your notes.

116    Pioneer Strategic Income Fund | Annual Report | 9/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $44,286 in 2011 and approximately
$44,286 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended September 30, 2011 and 2010.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2011 and $8,290 in 2010.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services provided to the Fund during the fiscal years ended September 30, 2011 and 2010.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended September
30, 2011 and 2010, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2011 and $8,290 in 2010.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 29, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 29, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2011

* Print the name and title of each signing officer under his or her signature.